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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

Compass Minerals International, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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COMPASS MINERALS INTERNATIONAL, INC.
9900 West 109th Street, Suite 100
Overland Park, Kansas 66210

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 6, 2015

To Our Stockholders:

        We cordially invite you to attend the 2015 Annual Meeting of Stockholders of Compass Minerals International, Inc. The meeting will take place at the Company's corporate offices, 9900 West 109th Street, Suite 100, Overland Park, Kansas 66210 on Wednesday, May 6, 2015, at 9:00 a.m. We look forward to your attendance either in person or by proxy.

        The purpose of the meeting is to:

  1.
  Elect two directors, each for a term of three years;

  2.
  Provide an advisory vote to approve the compensation of the named executive officers for the fiscal year ended December 31, 2014, as set forth in the Proxy Statement;

  3.
  Approve the Compass Minerals International, Inc. 2015 Incentive Award Plan;

  4.
  Ratify the appointment of Ernst & Young LLP as Compass Minerals' independent registered accounting firm for fiscal year 2015; and

  5.
  Transact any other business that may properly come before the meeting and any postponement or adjournment of the meeting.

        Only stockholders of record at the close of business on March 9, 2015 may vote at the meeting or any postponements or adjournments of the meeting. Again this year we will utilize the rules of the Securities and Exchange Commission that allow us to furnish our proxy materials over the Internet. As a result, we are sending a Notice of Internet Availability of Proxy Materials to our stockholders rather than a full paper set of the proxy materials. The Notice of Internet Availability of Proxy Materials contains instructions on how to access our proxy materials on the Internet, as well as instructions on how stockholders may obtain a paper copy of the proxy materials. This process is expected to reduce the costs associated with printing and distributing our proxy materials.

        To make it easier for you to vote, Internet and telephone voting are available. The instructions on the Notice of Internet Availability of Proxy Materials or your proxy card describe how to use these convenient services.

By Order of the Board of Directors,

Matthew J. Foulston
Chief Financial Officer and Secretary

March 26, 2015

Your vote is very important. Please vote regardless of whether or not you plan to attend the meeting.

Important notice regarding the availability of proxy materials for the Annual Meeting to be held on May 6, 2015. The Company's Proxy Statement and Annual Report to Stockholders for the fiscal year ended December 31, 2014 are available at http://www.proxyvote.com (with your investor identification number) and http://www.compassminerals.com.

COMPASS MINERALS INTERNATIONAL, INC.
9900 West 109th Street, Suite 100
Overland Park, Kansas 66210

2015 PROXY STATEMENT

        Based in the Kansas City metropolitan area, Compass Minerals International, Inc. ("Compass Minerals", "CMP" or the "Company") is a leading producer of minerals, including salt, sulfate of potash specialty fertilizers, micronutrients, and magnesium chloride. We currently operate 13 production and packaging facilities, including the largest rock salt mine in the world in Goderich, Ontario, and the largest salt mine in the United Kingdom ("U.K.") in Winsford, Cheshire. Our solar evaporation facility located in Ogden, Utah, is both the largest sulfate of potash production site and the largest solar salt production site in the United States and Canada ("North America"). We provide highway deicing salt to customers in North America and the U.K., and specialty fertilizers and micronutrients to growers and fertilizer distributors worldwide. We also produce and market consumer deicing and water conditioning products, ingredients used in consumer and commercial food preparation, and other mineral-based products for consumer, agricultural and industrial applications. In the U.K., we operate a records management business utilizing excavated areas of our Winsford salt mine with one other location in London, England.

        The Board of Directors of Compass Minerals (the "Board of Directors" or "Board") is providing you this Proxy Statement in connection with the solicitation of proxies on its behalf for the 2015 Annual Meeting of Stockholders. The meeting will take place at the Company's corporate offices, 9900 West 109th Street, Suite 100, Overland Park, Kansas 66210 on Wednesday, May 6, 2015, at 9:00 a.m. local time. At the meeting, stockholders will vote on the election of two directors, adoption of advisory resolutions approving the compensation of the named executive officers for the fiscal year ended December 31, 2014 as set forth in the Proxy Statement, approval of the Company's 2015 Incentive Award Plan, and ratification of the appointment of Ernst & Young LLP as Compass Minerals' independent registered accounting firm for fiscal year 2015. In addition, stockholders will transact any other business that may properly come before the meeting, although we know of no other business to be presented.

        By submitting your proxy, you authorize Matthew J. Foulston, an officer of Compass Minerals, Eric Ford and Paul Williams, each a director of Compass Minerals, to represent you and vote your shares at the meeting in accordance with your instructions. They also may vote your shares to adjourn the meeting and will be authorized to vote your shares at any postponements or adjournments of the meeting. A stockholder submitting a proxy retains the right to revoke it at any time prior to the final vote at the Annual Meeting. You may revoke your proxy by voting again on a later date via the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted), by signing and returning a new proxy card or voting instruction form with a later date, or by attending the Annual Meeting and voting in person. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy be revoked by delivering to the Company's corporate secretary a written notice of revocation prior to the Annual Meeting. Please note that if you are a beneficial owner of shares, you must obtain a legal proxy from the record holder and bring it to the meeting in order to vote in person.

        As permitted by rules adopted by the Securities and Exchange Commission ("SEC"), the Company has elected to provide stockholders with access to our proxy materials over the Internet rather than providing them in paper form. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials via the Internet, rather than a printed copy of the proxy materials, to stockholders of record as of the close of business on March 9, 2015. We expect to send the Notice of Internet Availability of Proxy Materials to stockholders entitled to vote at the Annual Meeting on or about March 26, 2015. Stockholders may also obtain a copy of these proxy materials in printed form by following the procedures set forth in the Notice of Internet Availability of Proxy Materials.

        Compass Minerals' Annual Report on Form 10-K for the year ended December 31, 2014 (including Compass Minerals' audited annual financial statements) is provided with the Proxy Statement to those stockholders requesting copies. The Annual Report does not constitute a part of the proxy solicitation materials and is not incorporated by reference into this Proxy Statement.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY VOTE ONLINE OR BY TELEPHONE OR SUBMIT YOUR PROXY.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What is the purpose of the Annual Meeting?

        At the Annual Meeting, stockholders will be asked to:

  1.
  Elect two directors, each for a term of three years;

  2.
  Provide an advisory vote to approve the compensation of the named executive officers for the fiscal year ended December 31, 2014, as set forth in the Proxy Statement;

  3.
  Approve the Compass Minerals International, Inc. 2015 Incentive Award Plan;

  4.
  Ratify the appointment of Ernst & Young LLP as Compass Minerals' independent registered accounting firm for fiscal year 2015; and

  5.
  Transact any other business that may properly come before the meeting and any postponement or adjournment of the meeting.

        Members of Compass Minerals' management team and a representative of Ernst & Young LLP, Compass Minerals' independent registered accounting firm for 2015, have been invited to be present at the meeting to respond to appropriate questions from stockholders.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

        Pursuant to rules adopted by the SEC, the Company has elected to provide access to its proxy materials over the Internet. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials to the Company's stockholders. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice of Internet Availability of Proxy Materials or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice of Internet Availability of Proxy Materials. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

How can I get electronic access to the proxy materials?

        The Notice of Internet Availability of Proxy Materials will provide you with instructions regarding how to view the Company's proxy materials for the Annual Meeting on the Internet and how to instruct the Company to send future proxy materials, including the Notice of Internet Availability of Proxy Materials, to you electronically by email. The Company's proxy materials are also available on the Company's website at http://www.compassminerals.com.

How can I request and receive a paper or email copy of the proxy materials?

        You may request and receive a paper or email copy of the proxy materials at no cost by Internet at http://www.proxyvote.com, by telephone at 1-800-579-1639, or by email. In each case, you will need your 12 digit investor identification number from the Notice of Internet Availability of Proxy Materials to request the materials.

Who is entitled to vote?

        The record date for the meeting was March 9, 2015. Only stockholders of record at the close of business on that date are entitled to vote at the meeting. Each outstanding share of common stock is entitled to one vote for all matters before the meeting. At the close of business on the record date, there were 33,619,859 shares of Compass Minerals common stock outstanding.

Am I entitled to vote if my shares are held in "street name"?

        If your shares are held by a bank or brokerage firm, you are considered the "beneficial owner" of shares held in "street name." If your shares are held in street name, the Notice of Internet Availability of Proxy Materials is being forwarded to you by your bank or brokerage firm (the "record holder"). If you request printed copies of the proxy materials by mail, you will receive a voting instruction form from the record holder. As the beneficial owner, you have the right to direct your record holder how to vote your shares and the record holder is required to vote your shares in accordance with your instructions. If you do not give instructions to your bank or brokerage firm, it will nevertheless be entitled to vote your shares with respect to "routine" items but will not be permitted to vote your shares with respect to "non-routine" items. In the case of a "non-routine" item, your shares will be considered "broker non-votes" on that proposal.

        As the beneficial owner of shares, you are invited to attend the Annual Meeting. If you are a beneficial owner, however, you may not vote your shares in person at the meeting unless you obtain a legal proxy form from the record holder of your shares and bring it to the Annual Meeting with photo identification.

Which ballot measures are considered "routine" or "non-routine"?

        The advisory vote on the ratification of the appointment of Ernst & Young LLP as the Company's independent registered accounting firm for 2015 (Proposal No. 4) is considered routine under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal No. 4.

        The election of directors (Proposal No. 1), the advisory vote to approve the compensation of named executive officers (Proposal No. 2), and the vote to approve the Compass Minerals International, Inc. 2015 Incentive Award Plan (Proposal No. 3), are considered non-routine under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore broker non-votes may exist for Proposals No. 1, 2 and 3. It is important that you vote or direct the voting of your stock.

How many shares must be present to hold the meeting?

        A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions or treated as broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

Who may attend the Annual Meeting?

        All Compass Minerals stockholders as of the record date, March 9, 2015, may attend the Annual Meeting.

What if a quorum is not present at the meeting?

        If a quorum is not present at the scheduled time of the meeting, the stockholders who are represented may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken and no other notice will be given.

What does it mean if I receive more than one Notice of Internet Availability of Proxy Materials or proxy card?

        It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares by voting by telephone or Internet with respect to each Notice of Internet Availability of Proxy Materials you receive, or by completing and returning each proxy card you receive.

If I am a stockholder of record of the Company's shares, how do I vote?

        There are four ways to vote:

  •
  Via the Internet.  You may vote by proxy via the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials.

  •
  By telephone.  You may vote by proxy by calling the toll-free number found on the Notice of Internet Availability of Proxy Materials or, if you request printed copies of the proxy materials be sent to you by mail, you may vote by proxy by calling the toll-free number found on the proxy card.

  •
  By mail.  If you request printed copies of the proxy materials be sent to you by mail, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

  •
  In person.  If you are a stockholder of record, you may vote in person at the Annual Meeting. If you desire to vote in person at the Annual Meeting, please request a ballot when you arrive.

If I am a beneficial owner of shares held in "street name," how do I vote?

        There are four ways to vote:

  •
  Via the Internet.  You may vote by proxy via the Internet by visiting http://www.proxyvote.com and entering the control number found in the Notice of Internet Availability of Proxy Materials.

  •
  By telephone.  You may vote by proxy by calling the toll-free number found on the Notice of Internet Availability of Proxy Materials or, if you request printed copies of the proxy materials be sent to you by mail, you may vote by proxy by calling the toll-free number found on the voting instruction form you received from the record holder.

  •
  By mail.  If you request printed copies of the proxy materials be sent to you by mail, you may vote by proxy by filling out the voting instruction form you received from the record holder and sending it back in the envelope provided.

  •
  In person.  If you are a beneficial owner of shares held in street name (e.g., through a bank or broker) and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the record holder, bring it to the Annual Meeting with photo identification, and present it for a ballot to be able to vote in person.

Who will count the votes?

        Broadridge Financial Services, Inc. will tabulate the votes.

How does the Board of Directors recommend I vote on the proposals?

        Your Board recommends that you vote:

  •
  FOR election of the two nominees to the Board of Directors;

  •
  FOR adoption of the advisory resolution approving the compensation of the named executive officers for the fiscal year ended December 31, 2014, as set forth in the Proxy Statement;

  •
  FOR approval of the Compass Minerals International, Inc. 2015 Incentive Award Plan; and

  •
  FOR ratification of Ernst & Young LLP as Compass Minerals' independent registered accounting firm.

What if I do not specify how my shares are to be voted?

        If you submit a proxy, but do not indicate any voting instructions, your shares will be voted:

  •
  FOR election of the two nominees to the Board of Directors;

  •
  FOR adoption of the advisory resolution approving the compensation of the named executive officers for the fiscal year ended December 31, 2014, as set forth in the Proxy Statement;

  •
  FOR approval of the Compass Minerals International, Inc. 2015 Incentive Award Plan; and

  •
  FOR ratification of Ernst & Young LLP as Compass Minerals' independent registered accounting firm.

What if I do not return my proxy and do not attend the Annual Meeting?

        If you are a holder of record (that is, your shares are registered in your own name with our transfer agent) and you do not vote your shares, your shares will not be voted.

        If you hold your shares in "street name," and you do not give your bank, broker, or other holder of record specific voting instructions for your shares, your record holder can vote your shares on the ratification of the independent registered accounting firm. However, your record holder cannot vote your shares without your specific instructions on the election of directors, the advisory vote on executive compensation, or approval of the Compass Minerals International, Inc. 2015 Incentive Award Plan, so it is important that you provide such voting instructions.

        For the proposals listed above for which a bank or broker cannot vote without your instruction, if you do not provide voting instructions to your bank or broker on such proposals, the votes will be considered "broker non-votes" and will not be counted in determining the outcome of the vote. "Broker non-votes" will be counted as present for purposes of determining whether a quorum is present to hold the Annual Meeting.

Will any other business be conducted at the meeting?

        We know of no other business that will be presented at the meeting. If any other matter properly comes before the stockholders for a vote at the meeting, however, the proxy holders will vote your shares in accordance with their best judgment.

What happens if a nominee is unable to stand for election?

        If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee unless you have abstained from the vote.

What is the voting requirement to approve each of the proposals?

        In the election of directors, each director will be elected by the affirmative vote of a majority of the votes cast at the meeting with respect to that director nominee. Each nominee will be elected if the number of votes cast "for" the nominee's election exceeds the votes cast "against" the nominee's election. Approval of each of the other proposals requires the affirmative vote of a majority of the shares present, in person or represented by proxy, and entitled to vote on that proposal at the Annual Meeting.

How will broker non-votes be treated?

        If you are the beneficial owner of shares held in the name of a broker, trustee or other nominee and do not provide that broker, trustee or other nominee with voting instructions, your shares may constitute "broker non-votes." Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. Under the rules of the New York Stock Exchange, brokers, trustees or other nominees may generally vote on routine matters but cannot vote on non-routine matters. Only Proposal No. 4 ratifying the appointment of the independent registered accounting firm is considered a routine matter. The other proposals are not considered routine matters, and without your instructions, your broker cannot vote your shares. In tabulating the voting results for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Broker non-votes will be treated as shares present for quorum purposes but not entitled to vote, so they will not affect the outcome of any proposal.

        If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If you vote by proxy card or voting instruction card and sign the card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board (FOR all of the nominees to the Board, FOR approval of compensation of our executive officers, FOR the Compass Minerals International, Inc. 2015 Incentive Award Plan, FOR the ratification of the appointment of our independent registered accounting firm.)

Where can I find the voting results of the Annual Meeting?

        We plan to announce preliminary voting results at the Annual Meeting and to publish final results in a Current Report on Form 8-K filed with the SEC no later than May 12, 2015. After the Form 8-K is filed, you may obtain a copy by visiting our website.

GOVERNANCE

PROPOSAL 1—ELECTION OF DIRECTORS

Current Nominees

        The Board of Directors currently consists of nine directors divided into three classes (Class I, Class II and Class III). Directors in each class are elected to serve for three-year terms that expire in successive years. The terms of the Class III directors will expire at the upcoming Annual Meeting.

        The Board of Directors has nominated each of David D'Antoni and Allan Rothwell for election as Class III directors for three-year terms expiring at the Annual Meeting of Stockholders to be held in 2018 or until their successors are elected and qualified. Messrs. D'Antoni and Rothwell currently serve as Class III directors. Mr. D'Antoni was first elected to serve on the Board of Directors in 2004, and Mr. Rothwell was first elected in 2006. Perry W. Premdas, also a Class III director, has decided not to stand for re-election, and the Board of Directors is actively conducting a search for an additional director.

        Each nominee has consented to being named in this Proxy Statement and has agreed to serve if elected. If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected for either nominee, the proxy holders will vote your shares for the substitute nominee unless you have abstained.

Vote Required

        Stockholders elect directors by majority vote. A nominee will be elected if the votes cast for such nominee exceed the votes cast against such nominee. Abstentions and broker non-votes will have no effect on the election of any nominee.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE
ELECTION OF EACH OF THE TWO NOMINEES.

2015 NOMINEES FOR DIRECTOR

        The following table sets forth, with respect to each nominee, the nominee's name, age, principal occupation, and employment during the past five years, the year in which he or she first became a director of Compass Minerals and directorships held in other public companies during the past five years as well as the experience, qualifications, attributes and skills that led to the conclusion that the nominee should serve as a director.

NOMINEES FOR ELECTION AS CLASS III DIRECTORS FOR A THREE YEAR
TERM EXPIRING AT THE 2018 ANNUAL MEETING

Director	Age	Principal Occupation and Directorships
Mr. David J. D'Antoni	70	David J. D'Antoni has been a director of the Company since November 2004. In September 2004, Mr. D'Antoni retired from Ashland, Inc. where he served as Senior Vice President and Group Operating Officer of APAC and Valvoline since March 2000. He also served as President of APAC and Ashland Chemical. Mr. D'Antoni has served as a director of State Auto Financial Corporation, an insurance holding company since 1995, and as a director of OMNOVA Solutions, Inc., a global provider of emulsion polymers, specialty chemicals and decorative and functional surfaces since 2004.

Beyond meeting the minimum qualifications discussed under "Corporate Governance Guidelines," Mr. D'Antoni brings to the Board his valuable experience with general management and acquisitions and divestitures. In addition, Mr. D'Antoni's significant knowledge of legal, regulatory, and environmental, health and safety matters makes him a valuable member of the Board.

Mr. Allan R. Rothwell	67

Allan R. Rothwell has been a director of the Company since March 2006. In April 2006, Mr. Rothwell retired from Eastman Chemical Company where he served as Executive Vice President and President of its Voridian Division. Mr. Rothwell joined Eastman Chemical in 1969 and held various positions including Vice President, Corporate Development and Strategy; President, Chemicals Group; Senior Vice President and Chief Financial Officer; and President, Polymers Group. Mr. Rothwell has served as a director of OMNOVA Solutions, Inc., a global provider of emulsion polymers, specialty chemicals and decorative and functional surfaces since 2010.

Beyond meeting the minimum qualifications discussed under "Corporate Governance Guidelines," Mr. Rothwell brings to the Board his valuable experience in sales and general management and strategic planning of a global chemical business and his international business experience, having lived in Japan for four years while having responsibility for operations in both Japan and Korea. In addition, Mr. Rothwell's significant knowledge of finance and acquisitions and divestitures makes him a valuable member of the Board.

 CONTINUING DIRECTORS

        The terms of Compass Minerals' three Class I directors and three Class II directors expire at the Annual Meeting of Stockholders in 2016 and 2017, respectively. The following tables set forth, with respect to Class I and Class II directors, their names, ages, principal occupations and directorships during the past five years, the year in which they first became directors of Compass Minerals, and directorships in other public companies during the past five years (even if they no longer serve on those boards). The tables also set forth the experience, qualifications, attributes and skills that led to the conclusion that they should serve as directors.

CLASS I DIRECTORS CONTINUING IN OFFICE
WHOSE TERMS EXPIRE AT THE 2016 ANNUAL MEETING

Director	Age	Principal Occupation and Directorships
Mr. Eric Ford	60	Eric Ford has been a director of the Company since August 2011. Mr. Ford was Executive Vice President, Office of the Chief Executive Officer of Peabody Energy Corporation when he retired in January 2014. Peabody Energy Corp. is the world's largest private sector coal company, and Mr. Ford was an executive with that company in various senior executive roles since March 2007. In his last role, Mr. Ford oversaw strategic aspects of the Australia platform, including business direction, operational and commercial strategy and performance, and external stakeholder interaction. Prior to joining Peabody, he served as Chief Executive Officer of Anglo Coal Australia Pty Ltd.

Beyond meeting the minimum qualifications discussed under "Corporate Governance Guidelines," Mr. Ford brings to the Board his valuable career of experience in managing and operating mining businesses on four continents, including general and strategic long-term planning of resources and his global business and cultural experience. In addition, Mr. Ford's significant knowledge of project development and delivery together with safety, health and the environment, makes him a valuable member of the Board.

Mr. Francis J. Malecha	51

Francis J. Malecha has been a director of the Company since January 2013, when he was retained as President and Chief Executive Officer and appointed to the Board of Directors. Stockholders elected Mr. Malecha to the Board in May 2013. He joined Compass Minerals with more than 25 years of experience in agri-business. From 2007 through 2012, he served as Chief Operating Officer-Grain of Viterra Inc., a global agri-business company where he worked from 2000 to 2013 and also served as Senior Vice President—Grain and Vice President—Grain Merchandising & Transportation from 2000 to 2007. Viterra Inc. was acquired by Glencore International plc in December 2012, and Mr. Malecha was named Head of Agricultural Products, North America. At Viterra Inc., Mr. Malecha's responsibilities included global grain merchandising, transportation, operations, commodity risk management, and international merger and acquisition activity. Prior to Viterra Inc., Mr. Malecha worked for fifteen years with General Mills, Inc. in the grain division.

Beyond meeting the minimum qualifications discussed under "Corporate Governance Guidelines," Mr. Malecha brings to the Board his valuable experience in global merchandising, transportation, operations, commodity risk management, and general management of global materials businesses. He also has valuable experience in international merger and acquisition activities. These experiences and his position as Chief Executive Officer, make him a uniquely qualified member of the Board.

Director	Age	Principal Occupation and Directorships
Mr. Paul S. Williams	55

Paul S. Williams has been a director of the Company since June 2009. From April 2001 through April 2005, Mr. Williams served as Executive Vice President, Chief Legal Officer & Corporate Secretary of Cardinal Health, Inc., a provider of products and services to healthcare providers and manufacturers. He has been a Partner and Managing Director of Major, Lindsey & Africa, LLC, an executive recruiting firm, since 2005, where he also serves as Director of Global Diversity Search, assisting legal organizations in enhancing their diversity. Mr. Williams is a well respected leader in the area of diversity, frequently speaking on diversity related issues. He currently serves as a director of Bob Evans Farms, Inc., an owner and operator of restaurants, United Stationers Inc., a national wholesale distributor of business products, and State Auto Financial Corp., an insurance holding company, with a term ending May 2015.

Beyond meeting the minimum qualifications discussed under "Corporate Governance Guidelines," Mr. Williams brings to the Board his valuable experience in acquisitions and divestitures and legal and regulatory matters, drawing from his service on the boards of directors and board committees of other publicly traded companies. In addition, Mr. Williams' significant knowledge of human resources and leadership development as well as compensation policies makes him a valuable member of the Board.

CLASS II DIRECTORS CONTINUING IN OFFICE
WHOSE TERMS EXPIRE AT THE 2017 ANNUAL MEETING

Director	Age	Principal Occupation and Directorships
Mr. Bradley J. Bell	62	Bradley J. Bell has been a director of the Company since December 2003. Mr. Bell was Executive Vice President and Chief Financial Officer of Nalco Holding Company from November 2003 until his retirement in December 2010. From 1997 to 2003, Mr. Bell served as Senior Vice President and Chief Financial Officer of Rohm and Haas Company, an international manufacturer of specialty chemicals. Since 2001, Mr. Bell has served as a director of IDEX Corporation, a publicly traded global fluidics company. Mr. Bell is also a director and non-executive Chairman of the Board of Momentive Performance Materials, Inc.

Beyond meeting the minimum qualifications discussed under "Corporate Governance Guidelines," Mr. Bell brings to the Board his valuable experience in finance and financial reporting, strategic planning and acquisitions and divestitures. In addition, his significant knowledge of capital markets makes him a valuable member of the Board.

Mr. Richard S. Grant	68

Richard S. Grant has been a director of the Company since April 2004. From 1998 until his retirement in 2002, Mr. Grant served as Chief Executive Officer of BOC Process Gas Solutions, a global business providing utilities and services primarily to the chemical, petrochemical and metals industries. Concurrently, he served as a director of the BOC Group plc and Chairman of CNC sa, a Mexican joint venture. Mr. Grant currently serves as a director of BlueLinx Holdings, Inc., a distributor of building products.

Director	Age	Principal Occupation and Directorships

Beyond meeting the minimum qualifications discussed under "Corporate Governance Guidelines," Mr. Grant brings to the Board his valuable experience with general management and strategic planning, including oversight of major capital projects. In addition to his dual U.S.-U.K. citizenship, Mr. Grant's significant experience serving on the boards of directors and board committees of other publicly traded and international companies makes him a valuable member of the Board.

Ms. Amy J. Yoder	48

Amy J. Yoder has been a director of the Company since May 2012. Ms. Yoder is the Chief Executive Officer and President of Arysta LifeScience North America, LLC, a division of the world's largest privately held crop protection and life science company. For more than five years prior to joining Arysta in 2010, Ms. Yoder's substantial experience included positions as a senior advisor to Atlas Advisors, LLC; President of the United Industries division of Spectrum Brands, Inc.; Vice President and General Manager for Biolab of Chemtura, Inc.; Vice President of the turf and specialty division of Nufarm Ltd.; President of the UAPTimberland division of United Agri Products; and North American brand manager, national sales manager, and local market manager at Monsanto.

Beyond meeting the minimum qualifications discussed under "Corporate Governance Guidelines," Ms. Yoder brings to the Board her valuable experience in sales analysis, distribution, marketing and strategic planning. In addition, her significant experience in the agrichemical industry makes her a valuable member of the Board.

BOARD OF DIRECTORS AND COMMITTEES

Director Independence

        As required by the rules of the New York Stock Exchange ("NYSE"), the Board of Directors evaluates the independence of its members at least annually and at other appropriate times when a change in circumstances could potentially impact the independence of one or more directors (e.g., in connection with a change in employment status.)

        Under the general NYSE director independence rules, a director is independent if the Board of Directors affirmatively determines that the director currently has no direct or indirect material relationship with the Company, and for the last three years:

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  the director has not been an employee of the Company, and no member of the director's immediate family has served as an executive officer of the Company;

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  neither the director nor any member of the director's immediate family has received more than $120,000 per twelve-month period in direct compensation from the Company (excluding director or committee fees, pensions or deferred compensation for prior service);

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  the director has not been a partner or employed by, and no member of the director's immediate family has been affiliated with or employed in a professional capacity by, the Company's present or former internal or external auditors;

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  neither the director nor any member of the director's immediate family has been employed as an executive officer by any company whose compensation committee includes an executive officer of the Company; and

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  the director has not been employed by, and no member of the director's immediate family has been an executive officer of any company that makes payments to or receives payments from the Company for property or services in amounts exceeding the greater of $1 million or 2% of such company's consolidated gross revenues for any fiscal year.

        In making this determination, the Board of Directors broadly considers the relevant facts and circumstances, including:

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  the nature of any relationships with the Company, including personal and business relationships as well as any relationships with the director's employer or any company on whose board the director serves;

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  the significance of the relationship to the Company, the other organization and the individual director;

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  whether or not the relationship is solely a business relationship in the ordinary course of the Company's and the other organization's businesses and does not afford the director any special benefits; and

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  any commercial, banking, consulting, legal, accounting, charitable and familial relationships.

        After considering the standards for independence adopted by the NYSE and the various other factors described above, the Board of Directors has determined that, in its judgment, Bradley J. Bell, David J. D'Antoni, Eric Ford, Richard S. Grant, Perry W. Premdas, Allan R. Rothwell, Paul S. Williams and Amy J. Yoder are independent directors. The Board of Directors made additional determinations for Compensation and Audit Committee member independence as described in the applicable sections below. In making these determinations, the Board of Directors has considered the relevant facts and circumstances. The Board of Directors has also determined that, in its judgment, there are no other relationships, whether industrial, banking, consulting, legal, accounting, charitable or familial, which would impair the independence of any of these directors or nominees. Under NYSE rules, Chief Executive Officer Francis J. Malecha is not deemed independent due to his current position as a Company employee.

        None of the directors, other than Mr. Malecha, received any compensation from the Company other than customary director fees, including Lead Independent Director fees, fees for chairing Board committees, and an annual committee service fee.

Meetings

        The Board of Directors held nine meetings and acted by unanimous consent one time during 2014. All of the directors of the Company attended at least three-quarters of the meetings held by the Board of Directors and the applicable committees during their tenure in 2014.

Board Leadership

        The Board of Directors has a Lead Independent Director, charged with chairing the executive sessions of non-employee directors, and coordinating evaluations of the Board, Board committees, individual directors and CEO performance. The Lead Independent Director also acts as a liaison between the non-employee directors and the Company's management and assists the Company's Chief Executive Officer in establishing agendas for Board meetings, considering agenda items suggested by independent directors, prioritizing Board agenda items, activities and other matters pertinent to the Company and the Board of Directors, and approving the final agenda. Executive sessions of non-employee directors are held as part of each regularly scheduled meeting of the Board of Directors. Any non-employee director can request that an additional executive session be scheduled. In May 2014, the Board of Directors elected Richard S. Grant to serve as Lead Independent Director.

        We believe our Board leadership is effective. The current structure appropriately allows full discussion of significant issues, supported by input from executive management. Agendas for Board meetings are built around an annual Board approved matrix of topics with additional elements developed jointly by the CEO and the Lead Independent Director with input from the other directors. Board meetings are led by the CEO with significant input from the Lead Independent Director. All directors (other than the CEO) are independent. Functioning in this manner, the Board presently does not see the need to have a Chairman.

        The Board of Directors periodically considers whether this leadership structure is appropriate for the Company and has concluded that the structure remains appropriate given the specific circumstances of the Company, including the established effectiveness of the Lead Independent Director's role on the Board, the Nominating/Corporate Governance Committee's significant role in the nominee selection process for new or re-elected directors, the independence of all eight non-management directors of the Board, and the effectiveness of the executive session meetings of non-employee directors at each regularly scheduled meeting of the Board of Directors.

Audit Committee and Board's Role in Risk Oversight

        The Board's role in the Company's risk management process is one of oversight. Risk management activities are the responsibility of Company management, and include the development of strategies and actions to anticipate, identify, assess, manage and appropriately mitigate the identified risks.

        Company management has implemented an enterprise risk management process and presents an overview of those findings periodically to the Board of Directors. Committees of the Board of Directors are provided with more specific information on risk mitigation activities relating to the responsibilities of those committees.

        The Company's enterprise risk management process is intended to identify and assess risk and to develop strategies and policies regarding risk acceptance, reduction, mitigation or avoidance. The Audit Committee reviews the enterprise risk management process, the Company's major financial risk exposures, and steps taken by management to monitor and control those exposures. The Company's management periodically presents a report on enterprise risk management to the entire Board of Directors, including information on the Company's top risks, providing the Board of Directors an opportunity to inquire and provide guidance on the Company's risk management activities. Risk assessment and management is also reflected in the Company's annual strategic planning process. The strategic plans of the Company are regularly discussed by management and the Board.

        The independent structure of the Board of Directors enables objective oversight of the risk management process.

Compensation Policies and Practices Related to Risk Management

        The Compensation Committee of the Board of Directors and Company management considered whether risks arising from the Company's compensation policies and practices are reasonably likely to have a material adverse effect on the Company. This analysis included the broad facts and circumstances of the Company's executive compensation program, pay rates of Company employees compared to payment practices at peer companies, the mix of corporate/business-unit bonus plan targets, share ownership in the key employee group, and broad stock ownership guidelines. Based on that analysis, the Compensation Committee of the Board of Directors and Company management determined that the risks arising from the Company's policies and practices are not reasonably likely to have a material adverse impact on the Company.

Policies

        The Board of Directors has a policy limiting the number of public company boards on which a director may serve. Non-employee directors are limited to five board positions of for-profit companies, while the Chief Executive Officer of the Company is limited to two board positions of for-profit companies (in both cases the total number includes the Company) without the approval of the Board of Directors. In 2014, the Board of Directors and each committee reviewed its performance, and the Board reviewed the performance of individual directors. Each year, the Board of Directors works with Company management to prepare and review succession and development plans for the CEO and all executive officers.

Majority Voting Provision

        Our Bylaws were amended in December 2014 to provide that, in an uncontested election of directors, each director shall be elected by the vote of the majority of the votes cast (meaning the number of shares voted "for" a nominee must exceed the number of shares voted "against" such nominee), and in a contested election, each director shall be elected by a plurality of the votes cast (meaning that the nominees receiving the highest number of votes "for" will be elected even if any such nominee receives less than a majority of the votes cast).

        Under our Corporate Governance Guidelines, any nominee in an uncontested election who receives a greater number of "against" votes than "for" votes at a meeting of stockholders at which a quorum is present, will promptly tender his or her resignation to the Board of Directors.

        The Nominating/Corporate Governance ("NCG") Committee will make a recommendation to the Board as to whether to accept or reject the tendered resignation. The Board must act on the tendered resignation, taking into account the NCG Committee's recommendation, within 90 days from the date of the certification of the election results. The Board will promptly publicly disclose by furnishing a report with the SEC its decision regarding the tendered resignation, including its rationale for accepting or rejecting the resignation offer. The NCG Committee in making its recommendation, and the Board in making its decision, may each consider any factors or other information that it considers appropriate and relevant, including, but not limited to (i) the stated reasons, if any, why stockholders withheld their votes, (ii) possible alternatives for curing the underlying cause of the withheld votes, (iii) the director's tenure, (iv) the director's qualifications, (v) the director's past and expected future contributions to the Company, and (vi) the overall composition of the Board.

        The director who tenders his or her resignation will not participate in the recommendation of the NCG Committee or the decision of the Board with respect to his or her resignation. The Board may accept a director's resignation or reject the resignation. If the Board accepts a director's resignation, then the Board, in its sole discretion, may fill any resulting vacancy pursuant to the provisions of Section 3.08 of the Company's Bylaws or may decrease the size of the Board pursuant to the provisions of Section 3.02 of the Company's Bylaws. If a director's resignation is not accepted by the Board, such director will continue to serve until the next annual meeting and until his or her successor is duly elected, or his or her earlier resignation or removal.

Committees

        Committees of the Board of Directors include an Audit Committee, a Compensation Committee, a Nominating/Corporate Governance Committee, and an Environmental, Health and Safety Committee. Committee memberships as of the date of this proxy are as follows:

Audit Committee	Compensation Committee	Nominating/ Corporate Governance Committee	Environmental, Health and Safety Committee
Perry W. Premdas Chair	Bradley J. Bell Chair	David J. D'Antoni Chair	Eric Ford Chair
Bradley J. Bell	Richard S. Grant	Eric Ford	David J. D'Antoni
Richard S. Grant	Paul S. Williams	Perry W. Premdas	Francis J. Malecha
Paul S. Williams	Amy J. Yoder	Allan R. Rothwell	Allan R. Rothwell
Amy J. Yoder

        Audit Committee.    The Audit Committee held seven meetings in 2014 and acted by unanimous consent one time during 2014. The Audit Committee is governed by the Audit Committee Charter, which is available on the Company's website (http://www.compassminerals.com). The functions of the Audit Committee are described in the Audit Committee Charter and include:

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  overseeing the work of the Company's internal accounting and auditing processes and discussing with management the Company's processes to manage business and financial risk, and to ensure compliance with significant applicable legal, ethical and regulatory requirements;

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  responsibility for the appointment, compensation, retention and oversight of the independent registered accounting firm engaged to prepare or issue audit reports on the financial statements of the Company;

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  responsibility for overseeing the independent registered accounting firms' qualifications and independence;

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  annually reviewing and assessing the Company's Code of Business Conduct and Ethics, and submitting recommendations to the Board; and

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  at least annually, reviewing and evaluating its charter, and its own performance including its compliance with its charter and reporting the results of such evaluation, including any changes in procedures or policies to the Board of Directors.

        The Audit Committee relies on the expertise and knowledge of management, the Company's internal auditors, and the independent registered accounting firm in carrying out its oversight responsibilities.

        The Company has adopted a Code of Business Conduct and Ethics for our directors, officers, and employees. Depending upon the type of violation, violations are required to be reported to a supervisor, the next level of management, a human resources representative, the Company's internal audit group, Company legal counsel or the Chief Compliance Officer. Violations may also be reported to the Company's anonymous Compliance Hotline. If the Chief Compliance Officer determines that a director, officer or employee of the Company has violated the Code of Business Conduct and Ethics, he must report the violation to the Chief Executive Officer and the Company's Audit Committee. The Code of Business Conduct and Ethics is available on the Company's website (http://www.compassminerals.com).

        The Board of Directors has affirmatively determined that, in its judgment, each member of the Audit Committee meets the independence requirements for Audit Committee members as established by the NYSE. The Board of Directors has also determined that Perry W. Premdas and Bradley J. Bell are each an "audit committee financial expert," as defined by applicable rules of the SEC. A report of the Audit Committee is set forth on page 68 of this Proxy Statement.

        Compensation Committee.    The Compensation Committee held six meetings in 2014 and acted by unanimous consent two times. The Compensation Committee is governed by the Compensation Committee Charter which is available on the Compass Minerals website (http://www.compassminerals.com). The Compensation Committee is charged with, among other things:

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  at least annually, reviewing the compensation philosophy of the Company;

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  at least annually, reviewing and approving corporate goals and objectives relating to the compensation of the CEO, evaluating the performance of the CEO in light of those goals and objectives, and determining and approving the compensation of the CEO based on such evaluation;

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  at least annually, reviewing and approving all compensation, including perquisites, for all executive officers identified as Section 16 reporting officers of the Company for purposes of the Securities Exchange Act of 1934;

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  making recommendations to the Board of Directors with respect to non-CEO compensation, incentive-compensation plans, equity-based plans, retirement plans, and reviewing and approving all officers' employment agreements and severance arrangements;

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  at least annually, reviewing the compensation of the Board as compared to other similarly sized or industry-related companies;

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  striving to ensure that the compensation paid to the Company's executive officers is fully deductible under the Internal Revenue Code of 1986, as amended;

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  at least annually, reviewing and evaluating its charter, and its own performance including its compliance with its charter and reporting the results of such evaluation, including any changes in procedures or policies to the Board of Directors;

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  reviewing the risks related to the Company's compensation policies and practices, and reviewing and discussing, at least annually, the relationship between the Company's risk management policies and practices, the Company's corporate strategy, and the Company's compensation policies and practices;

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  reviewing and approving the Company's Director Compensation Report, and reviewing and discussing with management the Compensation Discussion and Analysis ("CD&A") and, based on those discussions, determining whether to recommend to the Board that the CD&A be included in the Company's Proxy Statement; and

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  appointing, compensating and overseeing compensation advisers after considering their independence, identifying and resolving any conflicts of interest with compensation advisers, and disclosing information required by Securities Exchange Act of 1934 Section 10C(c)(2) and related NYSE rules regarding retention and advice from such compensation advisers.

        The Board of Directors has affirmatively determined that, in its judgment, each member of the Compensation Committee meets the definition of an independent director as established by the NYSE. A report of the Compensation Committee is set forth on page 47 of this Proxy Statement.

        Nominating/Corporate Governance Committee.    The Nominating/Corporate Governance Committee is governed by the Nominating/Corporate Governance Committee Charter, which is available on the Company's website (http://www.compassminerals.com). The Nominating/Corporate Governance Committee held four meetings during 2014. The functions of the Nominating/Corporate Governance Committee are described in the Nominating/Corporate Governance Committee Charter and include:

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  assessing and determining whether to recommend for re-election to the Board each incumbent director nearing the end of his or her term, taking into account his or her effectiveness, fit and potential future contribution if re-elected;

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  identifying, interviewing and nominating new candidates for election as directors at the next Annual Meeting of Stockholders (or a special meeting of stockholders at which directors are to be elected) and recommending new candidates to fill Board vacancies that arise between stockholders' meetings;

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  recommending minimum qualifications for directors and committee appointments, committee chairs and Lead Independent Director to the Board;

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  developing and recommending policies and procedures for submissions by stockholders of director candidates and consideration of those candidates by the Board;

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  developing and recommending to the Board a set of corporate governance guidelines and principles applicable to the Company, and at least annually, recommending updates if necessary that reflect changes in legislation, listing standards or good corporate practices;

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  annually reviewing director independence and related party transactions and reporting any material transactions to the Audit Committee and Board of Directors as appropriate;

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  reviewing with management the Company's sustainability efforts and reporting; and

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  at least annually, reviewing and evaluating its charter, and its own performance including its compliance with its charter.

        The Board of Directors has affirmatively determined that, in its judgment, each member of the Nominating/Corporate Governance Committee meets the definition of an independent director as established by the NYSE.

        Environmental, Health and Safety Committee.    The Environmental, Health and Safety Committee was established to monitor compliance with environmental, health and safety initiatives and policies adopted by the Company. The Environmental, Health and Safety Committee Charter is available on the Company's website (http://www.compassminerals.com). The Environmental, Health and Safety Committee held four meetings in 2014. The functions of the Environmental, Health and Safety Committee are described in its Charter and include:

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  reviewing and discussing with management the significant risks or exposures faced by the Company in the health, safety, and environmental areas and the steps taken by management to address them, including prompt review of significant issues or incidents;

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  reviewing and discussing the Company's health, safety, and environmental objectives, policies and performance, including metrics relevant to assess that performance;

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  reviewing and discussing with the Committee the laws and regulations that apply to the Company relating to environmental, health, and safety matters and management's processes to ensure compliance with them as well as significant pending legislative, regulatory, and social issues and trends relating to health, safety and environmental matters;

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  meeting regularly with executive officers and senior operations managers who are primarily responsible for creating and following the Company's environmental, health, and safety policies and procedures to review those policies and procedures and the Company's adherence to them;

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  reviewing the environmental and safety disclosures included in the Company's periodic reports on Forms 10-K and 10-Q;

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  reviewing with Company management employee engagement and culture relating to health, safety or environmental matters and advising the Company's Compensation Committee with respect to incentive compensation metrics relating to health, safety or environmental matters;

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  reporting to the Board the results of the Committee's reviews and discussions described above, and providing periodic training and advice to the Board on matters relating to health, safety and environmental matters affecting the Company;

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  reviewing with management the Company's sustainability efforts and reporting; and

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  at least annually, reviewing and evaluating its charter, and its own performance including its compliance with its charter and reporting the results of such evaluation, including any changes in procedures or policies to the Board of Directors.

CORPORATE GOVERNANCE

Confidentiality Policy

        Directors are required to protect and hold confidential all non-public information obtained because of their position as a director of Compass Minerals unless the Board of Directors has approved the disclosure of that information.

Anti-Hedging Policy

        The Company has adopted an anti-hedging policy that prohibits all directors, officers and employees from engaging in short sales of Company securities and from buying or selling put options, call options, or other derivatives of Company securities (or engaging in comparable transactions).

Majority Voting

        The Company adopted a policy and bylaw amendment for majority voting in 2014 which applies to this Annual Meeting.

Stock Ownership Guidelines

        The Board has adopted a policy requiring each non-employee director and members of senior management to obtain and maintain ownership in Compass Minerals stock (or its equivalent) at specified levels. For non-employee directors, the ownership guideline is equal to five times the annual cash retainer, and is to be achieved within five years of joining the Board of Directors and maintained at least that minimum level for the duration of the director's tenure on the Board. All directors with more than five years of service have met their stock ownership guidelines and those with fewer than five years of service are on track to meet the guidelines.

        For senior Compass Minerals management, the ownership guidelines vary depending upon the position. The CEO must attain ownership of the lesser of five times base pay or 100,000 shares within five years, and named executives must attain ownership of the lesser of two times base pay or 24,000 shares within five years. Restricted stock units count toward the ownership guideline for senior management as well as earned performance stock units. Stock options do not count toward the ownership guideline for senior management. See "COMPENSATION DISCUSSION AND ANALYSIS—Executive Compensation Framework and Governance—Stock Ownership Guidelines."

Consideration of Director Nominees; Director Qualifications

        The Board of Directors has adopted Corporate Governance Guidelines, which are available on the Company's website (http://www.compassminerals.com). The Corporate Governance Guidelines set forth, among other things, director qualification standards. While the selection of qualified directors is a complex, subjective process that requires consideration of many intangible factors, the Corporate Governance Guidelines provide that the Nominating/Corporate Governance Committee and the Board of Directors should take into account the following criteria, among others, in considering directors and candidates for the Board:

          The minimum qualifications for a director are: (a) personal integrity; (b) a degree from an accredited college or university or equivalent professional experience; (c) five years' successful experience in a senior responsible position; (d) good communication skills; (e) practical, mature business judgment; (f) experience in analyzing corporate financial statements; (g) experience and effectiveness working closely with a team of senior professionals; (h) available time to dedicate to the position; (i) the absence of conflicts of interest; and (j) an understanding of organizational structure and accountability, delegation of authority, compensation practices and the dynamics of competitive businesses.

        The Nominating/Corporate Governance Committee reviews the qualifications, experience, attributes and skills that qualify each director or director candidate to serve on the Board of Directors, and the interplay of such director's and director candidate's experience, qualifications, attributes and skills with the Board as a whole, in addition to diversity and the minimum qualifications described above. In making such selections, the Company has viewed diversity broadly to include differences in customs, culture, thought, generational views, race, gender, skills, knowledge, experience and background. The Nominating/Corporate Governance Committee considers the elements of its charter in its annual evaluation of the effectiveness of its performance.

        Pursuant to our Corporate Governance Guidelines, a director shall resign effective at the annual meeting falling after such director's 72nd birthday.

Procedures for Recommendations of Director Candidates by Stockholders

        The Nominating/Corporate Governance Committee will consider director candidates submitted by stockholders of Compass Minerals. Any stockholder who has beneficially owned more than 5% of the Company's common stock for at least one year wishing to submit a candidate for consideration should send the following information to the Company at 9900 West 109th Street, Suite 100, Overland Park, Kansas 66210, Attn: Secretary:

  •
  the name and address of the stockholder submitting the candidate as it appears on the Company's books, the number and class of shares owned beneficially and of record by such stockholder, the length of period held and proof of ownership of such shares;

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  name of the candidate, a detailed description of, among other things, the candidate's educational and employment background, material outside commitments (e.g., current employment responsibilities, memberships on other boards and committees, charitable foundations, etc.) and a listing of the candidate's qualifications to be a director (specifically in relation to the Corporate Governance Guidelines);

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  any information relating to such candidate that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to the Securities Exchange Act of 1934, as amended and rules adopted thereunder;

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  a description of any arrangements or understandings between the recommending stockholder and such candidate; and

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  a signed statement from the candidate confirming his or her willingness to serve on the Board of Directors and to complete and sign the Company's questionnaire addressing conflicts of interest and adherence to the Company's Code of Business Conduct and Ethics, if elected, and a completed and signed authorization and release for a typical background check.

        The Secretary of Compass Minerals will promptly forward such materials to the Nominating/Corporate Governance Committee chair. The Secretary will also maintain copies of such materials for future reference by that Committee when filling Board positions.

        If a vacancy arises or the Board decides to expand its membership, the Nominating/Corporate Governance Committee, with the involvement of the Lead Independent Director and the CEO, will develop a position description and criteria and will seek recommendations of potential candidates from a variety of sources that may include incumbent directors, stockholders, the Company's management and third-party search firms. At that time, the Nominating/Corporate Governance Committee will also consider potential candidates submitted by stockholders in accordance with the procedures described above. The Nominating/Corporate Governance Committee will then evaluate each potential candidate's educational background, employment history, outside commitments and other relevant factors to determine whether he or she is potentially qualified to serve on the Board. The Committee seeks to identify and recruit the best available candidates, and it intends to evaluate qualified stockholder candidates on the same basis as those submitted by other sources.

        After completing this process, the Nominating/Corporate Governance Committee will determine whether one or more candidates are sufficiently qualified to warrant further investigation. If the process yields one or more desirable candidates, the Committee will rank them by order of preference, depending on their respective qualifications and Compass Minerals' needs. The Nominating/Corporate Governance Committee chair, or another director designated by the Nominating/Corporate Governance Committee chair, will then contact the desired candidate(s) to evaluate their potential interest and provide opportunity for interviews with Nominating/Corporate Governance Committee members and with other directors. Based upon interview results, the candidate's qualifications, appropriate background checks, and input from the Lead Independent Director, the CEO and other directors who have met the candidate, the Nominating/Corporate Governance Committee will then decide whether to recommend the candidate's nomination to the full Board.

        In addition, the Company's Bylaws permit stockholders to nominate candidates for election as a director by following the procedure and delivering the information required by our Bylaws. See also "ADDITIONAL FILINGS AND INFORMATION—Stockholder Proposals for 2016 Annual Meeting."

 2014 NON-EMPLOYEE DIRECTOR COMPENSATION

Philosophy and Objectives

        The Company's director compensation program is designed to attract and retain well qualified directors with appropriate skill sets to meet the evolving needs of the Company. The Board of Directors considers and determines non-employee director compensation each year, taking into account recommendations from the Compensation Committee and our independent compensation consultant, Pearl Meyer & Partners, LLC ("PM&P"). The Compensation Committee formulates its recommendation based on its review and analysis of PM&P's report on director compensation practices for a specific group of peer companies. For discussion of our peer group, see page 35).

2014 Compensation

        For 2014, based on PM&P's report on director compensation, the Board increased the annual cash retainer for non-employee directors by $10,000 per year from $60,000 to $70,000. As shown in the table below, non-employee director compensation for 2014 included (1) an annual cash retainer of $70,000 per year, plus additional amounts for serving as committee members or chairs, or as Lead Independent Director; and (2) a Company common stock award of $85,000 per year. The Audit Committee Chair received $15,000, the Compensation Committee Chair received $10,000, the Nominating/Corporate Governance and Environmental, Health and Safety Committee Chairs each received $7,500, and the Lead Independent Director received $20,000 in 2014. Each non-employee director also received an annual committee service fee of $7,500 for serving on the Audit Committee, and $5,000 for serving on each of the Compensation, Nominating/Corporate Governance and Environmental, Health and Safety Committees.

        Non-employee directors may elect to defer all or a portion of the cash retainer or equity award payable for their service pursuant to our Directors' Deferred Compensation program. Any amounts deferred by a director are converted into units equivalent to the value of the Company's common stock. As dividends are declared on the Company's common stock, these units accrue dividends in the form of additional units. Accumulated deferred units begin to be distributed in the form of Company common stock at the time the director ceases to be a member of the Board or such other date elected by the director in his or her applicable annual Independent Director Stock Award Agreement.

        The table below summarizes the total compensation earned or paid by the Company to non-employee directors during 2014.

2014 NON-EMPLOYEE DIRECTOR COMPENSATION SUMMARY

	Fees Earned Or Paid In Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Bradley J. Bell	$ 91,628	$85,000	$176,628
David J. D'Antoni	$ 87,500	$85,000	$172,500
Eric Ford(3)	$ 84,883	$85,000	$169,883
Richard S. Grant	$ 102,500	$85,000	$187,500
Perry W. Premdas	$ 97,500	$85,000	$182,500
Allan R. Rothwell	$ 83,489	$85,000	$168,489
Paul S. Williams	$ 82,500	$85,000	$167,500
Amy J. Yoder	$ 80,000	$85,000	$165,000

(1)
Includes deferred amounts.

(2)
These amounts were deferred pursuant to the 2005 Incentive Award Plan and related Independent Director Stock Award Agreements or the Independent Foreign Director Stock Award Agreement. The

  amounts disclosed represent the grant date fair value recognized in accordance with ASC Topic 718. The grant date fair value is equivalent to the equity portion of each director's annual compensation. The number of stock units granted was based on the ending market value of the Company's common stock at each quarterly grant date. All stock units were vested at the grant date.

(3)
Mr. Ford is an independent director based in Australia where tax treatment of deferred compensation differs from U.S. tax treatment. Mr. Ford's stock awards are made under the Independent Foreign Director Stock Award Agreement which allows acceleration of the payment of a portion of the deferred stock for payment of applicable foreign tax obligations.

2015 Compensation

        For 2015, the Board of Directors reviewed and analyzed PM&P's report on director compensation and practices. All components of our non-employee director compensation plan will remain the same for 2015.

Director Stock Ownership Guidelines

        The Board has adopted stock ownership guidelines for non-employee directors. This policy requires each non-employee member of the Board of Directors to own Company stock (or its equivalent) equal to five times his or her annual cash retainer, which amount is to be achieved within five years of joining the Board, and to maintain at least five times the annual cash retainer in stock ownership (or its equivalent) while still on the Board. As of March 2015, all directors had met their ownership guidelines, or were still within their five year window to achieve compliance with the guideline.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

        The Board of Directors has adopted the following procedures for stockholders or other interested parties to send communications to the Board or individual directors of the Company.

        Individuals seeking to communicate with the Board of Directors should submit their written comments to the Company at 9900 West 109th Street, Suite 100, Overland Park, Kansas 66210, Attn: Secretary. The Company's Secretary will forward all such communications (excluding routine advertisements and business solicitations and communications that the Secretary, in his or her sole discretion, deems to be a security risk or for harassment purposes) to each member of the Board of Directors or, if applicable, to the individual director(s) named in the correspondence.

        The Company reserves the right to screen materials sent to its directors for potential security risks and/or harassment purposes before forwarding interested party communications to the Board of Directors. The Company's Secretary will determine the appropriate timing for forwarding communications to the directors. The Secretary will consider each communication to determine whether it should be forwarded promptly or compiled and sent with other communications and other Board materials in advance of the next scheduled Board meeting.

        If an interested party wishes to communicate exclusively with the Company's Lead Independent Director or the non-management directors individually or as a group, such communication should be sent directly to the Company's Secretary who will forward any such communication directly to the Lead Independent Director or the non-management directors as specified. The Company's Secretary will first consult with and receive the approval of the Lead Independent Director before disclosing or otherwise discussing the communication with members of management or directors who are members of management.

        Although the Company does not have a formal policy regarding the attendance by members of the Board of Directors at the Annual Meetings of Stockholders, it encourages the members of the Board of Directors to attend. In 2014, all of the members of the Board of Directors then serving on the Board attended the Annual Meeting of Stockholders.

 REVIEW AND APPROVAL OF TRANSACTIONS WITH RELATED PERSONS

        The Board of Directors has adopted a written policy and procedures for review, approval and monitoring of transactions involving the Company and "related persons" (directors, director nominees and executive officers or their immediate family members, or stockholders owning 5% or greater of the Company's outstanding stock). The policy covers any related-person transaction that meets or is near the minimum threshold for disclosure in the Proxy Statement under the relevant SEC rules (generally, transactions involving amounts exceeding $120,000 in which a related person has a direct or indirect material interest).

        The Company's Nominating/Corporate Governance Committee (the "NCG Committee") will review the material facts of all proposed related-party transactions. In determining whether to approve or ratify a related-party transaction, the NCG Committee will take into account, among other factors it deems appropriate, whether the related-party transaction is on terms no less favorable to the Company than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party's interest in the transaction. No director shall participate in any discussion, approval or ratification of any related-party transaction for which he or she is a related party, except that the director shall provide all material information concerning the related-party transaction to the NCG Committee. If a related-party transaction will be ongoing, the NCG Committee may establish guidelines for the Company's management to follow in its ongoing dealings with the related party. Thereafter, the NCG Committee, on at least an annual basis, shall review and assess ongoing relationships with the related party to determine whether they are in compliance with the NCG Committee's guidelines and that the related-party transaction remains appropriate.

STOCK OWNERSHIP

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information that has been provided to the Company with respect to beneficial ownership of shares of the Company's common stock as of March 2, 2015 (except where another date is indicated) for (i) each person who is known by the Company to own beneficially more than 5 percent of the outstanding shares of common stock, (ii) each current director and nominee for director of the Company, (iii) each named executive officer, and (iv) all current directors and current executive officers of the Company as a group.

	Shares Beneficially Owned(1)
Name and Address of Beneficial Owner	Number	Percent
Neuberger Berman Group LLC(2) 605 Third Avenue New York, NY 10158	2,867,108	8.54%
Parnassus Investments(3) 1 Market Street, Suite 1600 San Francisco, CA 94105	2,305,946	6.87%
The Vanguard Group(4) 100 Vanguard Boulevard Malvern, PA 19355	2,092,913	6.23%
BlackRock, Inc.(5) 55 East 52nd Street New York, NY 10022	2,047,211	6.10%
Bradley J. Bell(6)(7)	44,098	*
Steven N. Berger(6)(8)	3,292	*
David J. D'Antoni(6)(9)	35,596	*
Keith E. Espelien(6)(8)	4,146	*
Eric Ford(6)	4,758	*
Matthew J. Foulston(6)(10)	12	*
Richard S. Grant(6)	33,440	*
Francis J. Malecha(6)(8)	18,294	*
Robert D. Miller(6)(8)	1,202	*
Perry W. Premdas(6)	26,550	*
Allan R. Rothwell(6)	13,619	*
Paul S. Williams(6)	6,047	*
Amy J. Yoder(6)	2,831	*
All directors and executive officers as a group (15 persons)(6)(7)(8)(9)	262,123	0.80%

*
Each having less than 1% of the Company's total outstanding common stock.

(1)
For purposes of this table, information as to the percentage of shares beneficially owned is calculated based on 33,615,517 shares of common stock outstanding on March 2, 2015, except that the ownership percentages shown for owners of more than 5% of the Company's common stock are based on the respective Schedule 13G/A Information Statements for December 31, 2014. The amounts and percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within sixty days. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person's ownership percentage, but not for purposes of computing any other person's percentage. Under these rules, more than one person may be deemed beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest. Except as otherwise indicated in these footnotes, each of the beneficial owners has, to our knowledge, sole voting and investment power with respect to the indicated shares of common stock.

(2)
Based on a Schedule 13G/A Information Statement filed by Neuberger Berman Group LLC on February 12, 2015 for December 31, 2014, disclosing that Neuberger Berman Group LLC and Neuberger Berman LLC have shared voting power over 2,859,608 shares of the Company's common stock, and shared dispositive power over shares 2,867,108 shares of the Company's common stock, which represented 8.54% of the Company's common stock at the time of filing. Neuberger Berman Management LLC has shared voting power and shared dispositive power over 2,583,634 shares of the Company's common stock, which represented 7.69% of the Company's common stock at the time of filing, and Neuberger Berman Equity Funds has shared voting power and shared dispositive power over 2,406,734 shares of the Company's stock, which represented 7.17% of the Company's common stock at the time of filing.

(3)
Based on a Schedule 13G/A Information Statement filed by Parnassus Investments on February 12, 2015 for December 31, 2014, disclosing that Parnassus Investments has sole voting and dispositive power over 2,305,946 shares of the Company's common stock, which represented 6.87% of the Company's common stock at the time of filing.

(4)
Based on a Schedule 13G/A Information Statement filed by The Vanguard Group on February 11, 2015 for December 31, 2014, disclosing that The Vanguard Group has sole voting power over 22,752 shares of the Company's common stock, sole dispositive power over 2,072,761 shares of the Company's common stock, and shared dispositive power over 20,152 shares of the Company's common stock, which represented 6.23% of the Company's common stock at the time of filing. The 13G/A reports that beneficial owner subsidiaries of the parent investment advisor company are Vanguard Fiduciary Trust Company and Vanguard Investments Australia, Ltd.

(5)
Based on a Schedule 13G/A Information Statement filed by BlackRock, Inc. on January 30, 2015 for December 31, 2014, disclosing that BlackRock, Inc. has sole voting power over 1,954,428 shares of the Company's common stock, and sole dispositive power over 2,047,211 shares of the Company's common stock, which represented 6.10% of the Company's common stock at the time of filing. The 13G/A reports that beneficial owner subsidiaries of the parent holding company are BlackRock Advisors (UK) Limited, BlackRock Advisors, LLC, BlackRock Asset Management Canada Limited, BlackRock Asset Management Ireland Limited, BlackRock Fund Advisors, BlackRock Institutional Trust Company, N.A., BlackRock Investment Management (UK) Ltd, BlackRock Investment Management (Australia) Limited, BlackRock Investment Management, LLC, and BlackRock Life Limited.

(6)
The address of each of Messrs. B. Bell, S. Berger, D. D'Antoni, K. Espelien, M. Foulston, E. Ford, R. Grant, F. Malecha, R. Miller, P. Premdas, A. Rothwell, P. Williams and Ms. Yoder is c/o Compass Minerals International, Inc., 9900 W. 109th Street, Suite 100, Overland Park, Kansas 66210.

(7)
Includes 27,367 shares held by trust.

(8)
Includes options that are currently exercisable or become exercisable within sixty days of March 2, 2015, RSUs that vest within sixty days of March 2, 2015, and shares held in employees' 401(k) plans.

(9)
Includes 1,112 shares held by Mr. D'Antoni's wife, and 2,575 shares held by trust.

(10)
Mr. Foulston's employment began on December 2, 2014. These shares are his 401(k) Plan contribution.

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors and certain officers of Compass Minerals and persons who own more than 10% of Compass Minerals' common stock to file with the SEC initial reports of beneficial ownership (Form 3) and reports of subsequent changes in their beneficial ownership (Form 4 or Form 5) of Compass Minerals' common stock. Such directors, officers and greater-than-ten-percent stockholders are required to furnish Compass Minerals with copies of the Section 16(a) reports they file. The SEC has established specific due dates for these reports, and Compass Minerals is required to disclose in this Proxy Statement any late filings or failures to file.

        Based solely upon a review of the copies of the Section 16(a) reports (and any amendments thereto) furnished to Compass Minerals and written representations from certain reporting persons that no additional reports were required, Compass Minerals believes (i) that its directors and greater-than-ten-percent stockholders complied with all these filing requirements for the fiscal year ended December 31, 2014, and (ii) each of the Company's reporting officers complied with filing requirements for the fiscal year ended December 31, 2014.

COMPENSATION

PROPOSAL 2—ADVISORY VOTE ON EXECUTIVE COMPENSATION

        Stockholders have the opportunity to cast an advisory vote on the compensation of our named executive officers ("named executives" or "NEOs") at the Annual Meeting of Stockholders. With this "say-on-pay" proposal, you can elect to endorse or not endorse our executive compensation programs and policies and the compensation we paid our NEOs in 2014.

        The say-on-pay vote is advisory, and therefore not binding on the Compensation Committee or Board of Directors. However, the Compensation Committee and the Board value the opinions expressed by stockholders and will continue to consider the stockholder vote when making decisions regarding the Company's executive compensation programs. For the say-on-pay proposal at the 2014 Annual Meeting of Stockholders, 95.22% of the votes cast on that proposal were favorable. The Company considered the stockholders' input in maintaining a similar compensation program for 2014.

        We design our executive compensation and benefits programs to create stockholder value by attracting, motivating, developing and retaining senior executives who can make significant contributions to the growth and development of our business.

        The Compensation Discussion and Analysis ("CD&A") beginning on page 27 of this Proxy Statement describes in greater detail the Company's executive compensation program, the Compensation Committee's decisions for 2014, and alignment of the compensation program with our core objectives. Highlights include the following:

  •
  Pay for Performance Orientation.  Our executive compensation program consists of three principal elements (base salary, management annual incentive plan awards, and long-term equity incentives), which other than base salary, are tied to performance and intended to align executives' and stockholders' interests. We call this combination of three elements "total direct compensation."

  •
  The Management Annual Incentive Plan ("MAIP"), formerly called the Annual Incentive Plan, is a variable performance-based element of executive compensation designed to reward the named executive officers for individual, business unit/function and overall Company results achieved in the most recently completed fiscal year. The MAIP is based on performance compared to targeted goals for measurements of EBITDA, costs, personal performance factors (based on job description), and safety performance.

  •
  For fiscal 2014, our long-term incentive compensation consisted of three equity vehicles that vested over varying time periods: (i) stock options, (ii) restricted stock units ("RSUs"), and (iii) performance stock units ("PSUs"). The ultimate value of the awards is variable and depends upon factors such as future stock price, stockholder return, and Company performance.

    We believe this mix of incentives motivates and rewards our NEOs for sustaining longer term financial and operational performance that should lead to increases in stockholder value.

  •
  Competitive Total Direct Compensation.  We target the value of total direct compensation for our NEOs near median levels of our peer companies. Our independent compensation consultant and the Compensation Committee annually compare our NEO compensation program with other peer companies. NEO target total direct compensation for 2014 (at target) ranged from 25% below to 15% below the peer group median for current NEOs.

  •
  Alignment with Long-Term Stockholder Interests.  Our NEO compensation is weighted toward variable, at-risk pay in the form of annual and long-term incentives, with a significant portion of executive compensation tied to long-term performance. Also, 100% of long-term incentive awards are denominated and paid in equity of the Company rather than cash.

  •
  Additional Compensation Polices.  The Company has the following compensation related policies:

  •
  Stock Ownership Guidelines—We focus our executives on long-term stockholder value by requiring our CEO to own the lesser of five times base salary or 100,000 shares of common stock, and senior executives at Compass Minerals to own the lesser of two times base salary or 24,000 shares of common stock.

  •
  No Repricing—Our 2005 Incentive Award Plan, as amended ("2005 Incentive Award Plan"), expressly prohibits repricing awards without stockholder approval.

  •
  No Excise Tax Gross-Up Agreements—Beginning in 2013, the Company eliminated tax gross-ups for any employees whose previous agreements included them, and eliminated any future tax gross-up obligations.

  •
  Clawback—We currently have a clawback policy in place in the event of financial restatements for certain executive compensation payments. Our 2015 Incentive Award Plan also includes clawback provisions.

  •
  2015 Incentive Award Plan—The Compass Minerals International, Inc. 2015 Incentive Award Plan ("2015 Incentive Award Plan") for which we are seeking stockholder approval in Proposal 3, also contains provisions prohibiting repricing and tax gross-ups and requiring repayment under certain circumstances in the event of a financial restatement.

Vote Required

        Approval of an advisory resolution to approve the compensation of our named executive officers requires the affirmative vote of the holders of a majority of the shares of common stock present and entitled to vote at the meeting. Abstentions will have the same effect as votes against the resolution. Broker non-votes will be treated as shares present for quorum purposes but not entitled to vote, so they will not affect the outcome of the vote on this proposal.

Recommendation

        The Board believes the Company's executive compensation programs use appropriate structures and sound pay practices that are effective in achieving our core objectives. Accordingly, the Board of Directors recommends that you vote in favor of the following advisory resolution:

        "RESOLVED, that Compass Minerals International, Inc. stockholders approve, on an advisory basis, the compensation of the Company's named executive officers as disclosed pursuant to the Securities and Exchange Commission's compensation disclosure rules, including the Compensation Discussion and Analysis and Executive Compensation sections of the Company's Proxy Statement."

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR"
ADVISORY APPROVAL OF EXECUTIVE COMPENSATION.

COMPENSATION DISCUSSION AND ANALYSIS

        This section describes the material components and objectives of our executive compensation program for our named executive officers ("named executives" or "NEOs"), explaining how and why our Compensation Committee arrived at specific compensation practices and decisions for fiscal 2014 NEO compensation.

Named Executive Officers (as of December 31, 2014)

Officer	Title as of December 31, 2014

Francis J. Malecha	President and Chief Executive Officer

Matthew J. Foulston(1)	Chief Financial Officer and Secretary

Steven N. Berger	Senior Vice President, Corporate Services

Keith E. Espelien	Senior Vice President, Plant Nutrition

Robert D. Miller	Senior Vice President, Salt

Rodney L. Underdown(2)	Former Chief Financial Officer and Secretary

(1)
Mr. Foulston joined the Company on December 2, 2014.

(2)
Mr. Underdown served as Chief Financial Officer and Secretary of the Company until December 2, 2014. Further information for Mr. Underdown, including details of his separation payments, are included in the "2014 SUMMARY COMPENSATION" table on page 48 and "Final Release and Waiver of Claims Agreement" section on page 57.

Executive Summary

        We view compensation practices as an avenue to communicate and reinforce our goals and standards of conduct, as well as a means to reward named executives for their achievements. Total direct compensation, which includes base salary, incentive and equity awards for our named executives, is targeted to stand near median levels for our peer group companies, to provide a competitive compensation opportunity, and to attract and retain executive talent.

        Compass Minerals reported strong 2014 earnings as a result of pricing strength in both our key businesses and sales volume growth in our plant nutrition business. Our salt segment benefited from robust deicing salt demand due to extreme winter weather through the first quarter of 2014, and resulted in significant price improvement for our highway deicing products in the second half of the year. In our plant nutrition business, our focus on selling the value of our premium sulfate of potash resulted in improved pricing throughout the year. In addition we expanded our portfolio of plant nutrition products with the acquisition of WolfTrax®, a technology-driven micronutrient company. These developments, along with our focus on strengthening our foundation and improving our performance, position us to deliver profitable growth in the future.

        The performance of our management team is essential to achieving our goal of increasing stockholder value. To align management's interests with those of stockholders and to motivate and reward individual initiatives and effort, a significant portion of our NEOs' compensation is at-risk and commensurate with Company performance. This executive compensation program is intended to offer an opportunity for gain in the event of successful performance against established criteria, matched with the prospect of reduced compensation in the absence of success.

        During 2014, the Company continued to focus on adding talent needed to enable long term success. As such, on November 18, 2014, the Company announced Matthew Foulston will serve as the Chief

Financial Officer and Secretary of the Company effective December 2, 2014. Mr. Foulston came to the Company from Navistar International Corporation, headquartered near Chicago, Illinois where he was the Senior Vice President of Operations and Corporate Finance since 2012, and was the Vice President and Chief Financial Officer at Navistar Truck since 2009. Prior to 2009, he also served as Senior Vice President and Chief Financial Officer at Mazda Motor Corporations North America in operations, and held several leadership positions at Ford Motor Company in Germany, the U.K. and the U.S. in his more than 20 year career at that company.

        The three key elements of our executive compensation program, described in greater detail starting on page 29, include:

  •
  Base Pay.   We look to our peer group companies to ensure that over time total direct compensation remains reasonably near median base pay levels. We also evaluate our ability to attract candidates as a measure of competitiveness. In any given year, some elements may be above or below median. For 2014, while our NEO base salaries ranged from 0 to 19% below the median of our peer group companies shown in the chart on page 39, we believe that our base salary and total direct compensation is competitive and appropriate to attract and retain top talent.

  •
  Management Annual Incentive Plan.  The Management Annual Incentive Plan ("MAIP") is a variable performance-based element of executive compensation that rewards the named executives for individual, Business-Unit, overall Company and safety performance results achieved in the most recently completed fiscal year. MAIP payments are based on performance results compared to targeted goals for 2014. The Company's performance exceeded targets in fiscal year 2014 so MAIP payments for the current named executives shown on the tables on page 42 ranged from 101.0% to 118.9% of targeted MAIP.

  •
  Long-term Incentive Plan.  The third element of executive compensation consists of a mix of long-term incentive plan ("LTIP") awards. LTIP grants take the form of stock options, restricted stock units ("RSUs") and performance stock units ("PSUs") to align management with stockholder interests by providing an appropriate balance of pay at risk and retention. We believe this mix of incentives motivates and rewards our executive officers for sustaining longer term financial and operational performance that aligns with executive and investor goals to increase stockholder value. Long-term incentives comprise approximately 51% of the CEO's targeted compensation and approximately 39% of the other named executive's targeted compensation for 2014.

        2015 Incentive Award Plan Approval.    Critical to the success of our executive compensation program is the omnibus plan that, if approved, will allow us to provide incentive awards to our named executives, outside directors and employees. As discussed in "Proposal 3—Approval of Compass Minerals International, Inc. 2015 Incentive Award Plan", approval of the replacement for the 2005 Incentive Award Plan is important to our executive compensation program.

        The remainder of this CD&A contains detailed information about our compensation framework and governance, our 2014 compensation decisions, and results.

Executive Compensation Framework and Governance

        Our executive compensation program is designed to promote stockholder interests by aligning compensation with the realization of Compass Minerals' business objectives and stockholder value. The objectives of Compass Minerals' executive compensation program are as follows:

  •
  Encourage superior performance, promote accountability and ensure that executive interests are aligned with the interests of stockholders.

  •
  Attract, develop, and retain highly qualified people.

  •
  Motivate and reward employees for the achievement of Compass Minerals' measures of success:

  •
  Total shareholder return, as measured by stock price appreciation and dividends;

  •
  Company financial and safety performance; and

  •
  Individual performance on specific financial, operational, strategic and personal goals.

  •
  Reinforce and motivate full use of Compass Minerals' resources to maximize earnings, cash flow and growth, all within a safe environment, and with a view to long term sustainability.

To best achieve these compensation objectives, our compensation program is designed to:

  •
  Reward individual performance.  Base pay, MAIP, and LTIP awards are based on an individual's job (role and level), experience, and performance compared against specified financial, operational and strategic business goals (as appropriate to the individual's position). Also considered are Compass Minerals' performance, the desired pay relationships among executives, and market practices.

  •
  Be competitive and encourage continued service.  The compensation program's design and levels are set considering the practices of similar companies with which we compete for talent. All of our LTIP awards are subject to vesting schedules which provide an incentive for continued employment. Further, our executives' target total direct compensation opportunity is intended to stand near the median of total executive compensation programs of our peer companies. Actual total compensation earned by each named executive will be above or below the median of our peer companies, depending on the Company's performance, as well as the individual performance of each executive.

  •
  Drive results.  The compensation program emphasizes variable, incentive award opportunities which are payable if specified goals are achieved or Compass Minerals' stock delivers strong total return to stockholders. For named executives, Compass Minerals provides annual incentive awards and long-term equity incentive opportunities which depend on our performance and are designed to represent the majority of named executives' total compensation.

  •
  Align interests with stockholders.  Long-term equity awards are granted in the form of RSUs, PSUs, and stock options. Named executives are required to obtain and maintain a minimum level of stock ownership within five years of employment to encourage them to align their financial interest with those of Compass Minerals' stockholders.

  •
  Improve safety.  Meeting safety improvement goals is a key factor of our MAIP awards.

  •
  Be cost effective.  Our MAIP and LTIP compensation programs are based on the Company's financial performance, and are not guaranteed. MAIP, RSU and PSU awards are earned as specified goals are achieved, subject to thresholds, and contain a maximum limit for each employee.

        Executive Compensation Practices:    The Compensation Committee regularly discusses practices and corporate governance developments relating to executive compensation. The table below highlights our key compensation practices supporting our desire to appropriately impact performance results and align with stockholder long term interests.

	Compensation Practices Implemented	Specific Company Actions

✓	Independent Compensation Committee	The Compensation Committee is comprised solely of independent directors who approve all compensation for our named executives.

✓	Independent consultant to the Compensation Committee	The Compensation Committee has retained an independent compensation consultant.

✓	No undue risk embedded in the compensation programs	We mitigate undue risk by emphasizing long term equity incentives and utilizing caps on potential payments, reasonable retention strategies, performance targets, and appropriate Board and management processes to identify and manage risk.

✓	Clear corporate governance policies	We have adopted polices which expressly prohibit repricing of underwater stock options, do not allow excise tax gross-ups, provide for a clawback of incentive pay in the case of a restatement, and place explicit restrictions on hedging of equity awards.

✓	Appropriate levels of pay at risk	We tie pay to performance by ensuring that a significant portion of compensation is performance-based and at-risk. We set clear financial goals for Corporate and Business-Unit performance and differentiate based on individual performance against pre-set objectives.
We impose a minimum multi-year vesting period for all executive equity awards except as enticement for new hires.

✓	Stock ownership guidelines and retention requirement	We have adopted stock ownership guidelines that align management and stockholder interests, requiring our CEO and named executives to own a meaningful amount of Company stock within five years of hire.

✓	Clear and transparent direct compensation elements	We provide three elements in our compensation program to balance short term rewards and long term alignment with corporate strategy, stockholder interests and executive retention: base pay, a management annual incentive program ("MAIP") and long term incentive plan ("LTIP") in the form of equity grants.

✓	Appropriate peer group	With our compensation consultant, we review market data relative to our peer group of companies and industry, and utilize this information when making executive compensation decisions. The peer group is reviewed annually and updated as required to ensure it remains relevant.

✓	Limited perquisites specific to the NEOs	We provide to our NEOs a limited, but competitive, package of traditional health and welfare benefits that are generally consistent with such benefits offered to all employees.
We do not have active defined benefit retirement plans or individual supplemental executive retirement plans ("SERPs") covering our named executives.

✓	Generally no employment agreements	We do not have employment contracts except for the agreement with Mr. Malecha.

✓	Double trigger change of control agreements	We have double trigger change in control provisions in place for each NEO which means that there is no payout unless NEO employment is terminated upon a change in control as further described in the agreements.

✓	Considered input from stockholders	The results of the annual stockholder "say on pay" vote help inform the Compensation Committee as it executes its duties.

Further discussion on each practice follows.

        Independent Compensation Committee:    The Compensation Committee determines all compensation for the named executives. Under the corporate governance listing standards of the NYSE and SEC criteria, the Board of Directors determined that all four Compensation Committee members satisfy the independence requirements for members of compensation committees. The Compensation Committee's function and independence requirements are more fully described in its charter, which is available at http://www.compassminerals.com under "Corporate Governance" in the "Investor Relations" section.

        During the first quarter of each fiscal year, the Compensation Committee conducts an evaluation of each named executive and others to determine if any changes in the officer's compensation are appropriate based on a market analysis conducted by an independent compensation consultant, executive performance, and the Company's overall financial performance. The CEO does not participate in the Compensation Committee's deliberations or decisions with regard to his compensation. At the Compensation Committee's request, however, the CEO reviews with our Compensation Committee the performance of the other named executive officers, but no other named executive officer has any input into executive compensation decisions. The Compensation Committee gives considerable weight to the CEO's evaluation of the other named executive officers because of his direct knowledge of each officer's performance and contributions. For each officer, the Compensation Committee members consider executive performance and data from the consultant to determine independently each component of compensation based on their collective assessment of the officer's performance as well as Compass Minerals' overall financial performance.

        Independent Compensation Consultant:    The Compensation Committee retained the services of Pearl Meyer & Partners,  LLC ("PM&P"), an independent executive compensation consulting firm, for professional advice regarding the 2014 compensation described in this proxy statement. PM&P was first engaged in June 2011 and reports directly to the Compensation Committee. References in this Proxy Statement to the "compensation consultant" mean PM&P.

        No member of the Compensation Committee or any named executive officer has any affiliation with PM&P. The Compensation Committee has assessed the independence of PM&P pursuant to NYSE and SEC rules and concluded that no conflict of interest exists that would prevent PM&P from independently advising the Compensation Committee.

        In setting 2014 executive compensation, the Compensation Committee used PM&P's services to obtain comparative executive and director compensation information benchmarked to specific peer companies that compete with us in labor markets and that follow similar pay models. The Compensation Committee periodically sought input from PM&P on a range of external market factors, including evolving compensation trends, status of the current labor market, appropriate comparison companies, and market survey data.

        The Compensation Committee has determined that from time to time, management may also use the services of the independent compensation consultant with the prior approval of the Compensation Committee; however, to date, management has not engaged PM&P independently from the Compensation Committee for compensation assistance.

        The following table outlines fees paid to all consultants at PM&P for the past three years:

Type of Service Provided	2014	2013	2012

Executive Compensation Related Services	$92,568	$84,174	$86,874

        No Undue Risk in Compensation Programs:    The Company assesses the probability and relative impact of compensation risk and mitigating strategy documents utilized by the Company to reduce the probability and/or relative impact of each risk. Management regularly reviews and updates the Board on the risks identified and mitigation strategy status.

        The executive compensation program includes mitigation strategies to increase the likelihood that risk-taking behavior falls within the Company's determined risk tolerance levels, including:

  •
  a balanced pay mix between fixed and variable (at-risk) pay and between short- and long-term incentives that defer awarded value;

  •
  a maximum payout of no more than two times target on short-term incentive awards;

  •
  stock ownership guidelines that implicitly encourage executives not to risk their equity positions for short-term gains;

  •
  a compensation recoupment or "claw-back" policy that allows the Compensation Committee, in its sole discretion, to require repayment of all or any portion of any incentive awards from plan participants in the event of an accounting restatement which reduces the Corporate or Business-Unit financials on which an incentive award was based;

  •
  a policy prohibiting repricing awards and prohibiting buyouts of underwater stock without stockholder approval; and

  •
  a policy prohibiting short sales of Company securities or any other hedging transactions, and from buying or selling put options, call options, or other derivatives of Company securities or engaging in comparable transactions.

        The Compensation Committee annually reviews compensation risk which aims to ensure that the Company's executive compensation program does not encourage management to take inappropriate or excessive risks. Based on its most recent review, the Compensation Committee and Company management determined that risks arising from the Company's compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

        Clear Corporate Governance Policies:    Our corporate governance policies include claw-back provisions and explicit restrictions on hedging of equity awards. They expressly prohibit tax gross-up payments to senior executives and repricing of stock options, and our 2005 Incentive Award Plan expressly prohibits repricing or buyouts of underwater stock and stock appreciation rights.

        Appropriate Levels of Pay at Risk:    The Compensation Committee believes that compensation for senior executives, including the NEOs, should be more heavily weighted toward variable elements of compensation than is the case for other members of management. The rationale is that senior executive performance is more likely to have a strong and direct impact in leading the attainment of strategic and financial goals that are likely to affect stockholder value. We have designed our pay mix to reflect this relationship. The charts below illustrate the mix of total direct compensation at target for fiscal year 2014 for our CEO and, on average, for our other NEOs.

        Stock Ownership Guidelines:    The Compensation Committee adopted stock ownership requirements to further align the interests of our executives with those of our stockholders. The guidelines are stated as the lesser value of a multiple of salary (based on current stock value) or a fixed number of shares of Compass Minerals common stock, which increase with job level and are reviewed periodically to ensure relevance. Outstanding stock options do not apply toward these ownership guidelines. PSUs and RSUs for which the performance standard has been satisfied apply towards ownership requirements. The Company expects ownership level guidelines to be attained within five years from the date of hire or promotion into a new role. Ownership guidelines are summarized in the following table:

Position	Stock Ownership Guideline

CEO	5x Base Pay or 100,000 Shares (whichever is lower)

Other NEOs	2x Base Pay or 24,000 Shares (whichever is lower)

Each named executive is on track to achieve his stock ownership guidelines within the five year window.

        Direct Compensation Elements:    The following table summarizes the three compensation tools we use to attract, reward, align and retain our named executives. We rely on these same compensation elements for our executive officers and employees.

Compensation Component	Purpose	Key Features

Base Pay	Provides a fixed competitive level of cash compensation for services rendered.	Named executives are eligible for, but not guaranteed, merit and / or market-related adjustments each year.

Annual Cash Incentive (Management Annual Incentive Plan or "MAIP")	Motivates and rewards for achievement of annual financial, non-financial and individual performance goals.

Establishes a clear linkage between annual business results and alignment of compensation for executives and key management contributors.

Rewards employees for achieving and exceeding individual and Compass Minerals objectives.

Promotes teamwork across Business-Units and functional support groups.

Reinforces and motivate participants to fully utilize Compass Minerals resources and continual efforts to maximize earnings, cash flow and growth.

Establishes safety objectives as an important business goal, impacting all MAIP awards based on performance.

The Compensation Committee approves a general funding level based on Company performance against pre-established financial goals.

The Committee then reviews the CEO's recommendations to determine individual payouts for each named executive officer other than the CEO based on (1) Corporate and Business-Unit performance, (2) individual contribution, and (3) a safety improvement multiplier. The CEO's payout is determined by the Compensation Committee taking into consideration the factors listed above.

Awards are paid to the extent that goals are achieved. Payouts for Business-Unit performance are at 100% of target when the goal level is achieved. There is no payout if 75% or less of the goal is achieved and payout of 200% of target if 150% or greater of the goal is achieved.

Long-term Equity Incentives (stock options, restricted stock units ("RSUs"), and performance stock units ("PSUs"))	Motivates and rewards for successful delivery of increased stockholder value. Earn-out and payout over time encourages a focus on sustainability of our earnings and drives retention.	In all forms, equity grants allow executives to accumulate a meaningful stake in Compass Minerals common stock over time. The stock ownership guideline further aligns executive and stockholder interests.

Stock Options: Future stock option value is based on share price appreciation, which aligns with stockholder interests. Four-year ratable vesting schedule promotes retention.

Restricted Stock Units: RSUs require satisfaction of an initial year performance hurdle and cliff vest after three years, encouraging executives to stay with the Company. The RSU value is directly linked to our common stock price.

Performance Stock Units: PSUs are earned based on our relative total shareholder return compared to other companies operating in the same economic environment. The relative shareholder return was compared to our investment peers in each of three separate years in the vesting period for awards granted prior to 2014. In 2014, this metric was changed to compare to our investment peers at the end of 3 years instead of annual tranches. The cliff vesting feature encourages executives to remain with the Company.

        Peer Groups and Benchmarking:    The Compensation Committee, with assistance from PM&P, annually reviews specific criteria and recommendations regarding companies to add to or remove from the comparator group. In setting 2014 compensation, they utilized objective business and financial criteria to select public companies in the minerals, chemicals, and mining and construction material industries with comparable pay models, and similar revenues, and company market—capitalization values. Based on its annual review and analysis of peer companies in the comparison group for the Company, PM&P did not recommend updates to our peer companies for 2014.

        The peer companies are listed below and, at the time of review, were publicly-traded, stand-alone companies of a size and type that the Compensation Committee believed compete with Compass Minerals in labor markets and follow similar pay models. All are U.S. based, except for Thompson Creek Metals Company Inc., a Canadian mining company which is dual-listed on the Toronto and New York Stock Exchanges, with U.S. based executives and executive compensation programs which appear to conform to typical U.S. practices.

        Based on analyses and recommendations of PM&P, the Compensation Committee approved peer companies that operated in similar industry groups, with revenues at the time of the study that ranged between approximately two-fifths to four times Compass Minerals' revenues, and with market capitalizations that ranged between approximately one-fifth to three times that of Compass Minerals to use for benchmark comparisons. Compass Minerals' market capitalization was between the median and the 75th percentile of the group while its revenue approximated the median.

Peer Companies for 2014

Albemarle Corporation	Martin Marietta Materials, Inc.
AMCOL International Corporation	Minerals Technologies Inc.
Cabot Corporation	Olin Corporation
Calgon Carbon Corporation	OM Group, Inc.
Cytec Industries Inc.	Stillwater Mining Company
FMC Corporation	Texas Industries, Inc.
H.B. Fuller Company	Thompson Creek Metals Company Inc.
Innophos Holdings, Inc.	Vulcan Materials Company
Intrepid Potash, Inc.	Walter Energy, Inc.

        With the assistance of PM&P, the Compensation Committee reviews a summary of compensation practices of these peer companies, and annually compares the Company's three principal elements of executive total compensation (base pay, annual incentive opportunity and long-term equity awards) with similar programs at these peer companies to ensure that our NEO total compensation is within a reasonably competitive range of the peer companies. The Compensation Committee also considers elements which include individual factors such as performance, responsibilities and experience.

        Perquisites and Benefits:    In order to attract and retain high performing executives, we have adopted other compensation elements consistent with our compensation philosophy and current market practice. The Company offers all employees, including the named executive officers, a competitive package of traditional health and welfare benefits that provides life insurance, short- and long-term disability, and health, dental and vision coverage. The objective of these programs is to provide a measure of security and to serve as an incentive to encourage the health and well-being of employees. Executive officer perquisites consist of supplemental disability income provided in the event of total disability (a taxable benefit), and access to an annual executive physical beyond the standard physical available to all United States employees under our standard healthcare plan. Pursuant to the terms of Mr. Malecha's employment agreement, we would provide him with payments in the event of disability which results in termination, and also provided him reimbursement of $2,000 for the purchase of additional life insurance.

        We have the following additional plans:

  •
  Savings Plan:  The Savings Plan is a qualified benefit plan for eligible United States employees, including our U.S. based executive officers, consisting of three components: 401(k) employee contribution/employer match, profit sharing, and 1% employer contribution consisting of Compass Minerals common stock. Participants are eligible to participate immediately upon hire. An eligible employee may contribute from 0% to 60% of base pay into his or her 401(k) account subject to Internal Revenue Service annual limits on contributions and compensation. The Company matches employee contributions up to 6% of salary, equal to 100% of the first 3% of eligible compensation, and 50% of the next 3% of eligible compensation. Additional discretionary profit sharing contributions may be made by Compass Minerals as a percentage of salary based on EBITDA goal achievement and employee age.

  •
  Restoration Plan:  We also maintain a non-qualified deferred compensation plan, which we call the Restoration Plan. This plan allows our executive officers to voluntarily defer a portion of their base pay and annual incentives in excess of the amounts that they are permitted to defer into our tax qualified savings plan. In addition to voluntary elective contributions made by participants, the Company makes non-elective contributions to the Restoration Plan for the purpose of making participants whole for the benefits they were not able to receive under our tax qualified retirement plan due to limitations under U.S. Internal Revenue Code. Any amounts credited to the Restoration Plan on behalf of a participant are adjusted for investment gains and losses in the same manner as our tax qualified retirement plan (except that Compass Minerals common stock is not offered as an investment option under the Restoration Plan).

  •
  No Active Defined Benefit Retirement Plan:  We do not have any active defined benefit retirement plans or supplemental executive retirement plans (SERPs) covering our named executives.

        Employment and Change of Control Agreements:    In general, we do not offer our executive officers employment agreements, except for the CEO, or unless customary in the jurisdiction. We have a double trigger change of control agreement in place with each current NEO, along with a restrictive covenant agreement described below. This section summarizes those arrangements.

  •
  Employment Agreements:  We entered into an employment agreement with Mr. Malecha as of January 17, 2013 in connection with his responsibilities as the new President & CEO. This agreement addressed, among other things, base compensation, MAIP award payments, long-term incentives and certain post-termination payments. As part of Mr. Malecha's hiring package, the Compensation Committee approved an initial RSU grant valued at $2,000,000 (cliff vesting January 17, 2016 and subject to potential adjustment, none of which were made). His employment agreement terminates after five years but automatically extends for successive one-year periods unless the Company provides sixty-day advance written notice of non-renewal, or unless terminated earlier.

  •
  Change in Control ("CIC") Arrangements:  The Compensation Committee determined that agreements assuring income replacement after a termination of employment following or in connection with a change of control are important to retain executives and to ensure they remain focused on stockholder interests in the event a change in control negotiation takes place. All of our current named executive officers are parties to change in control severance agreements.

        CIC agreements with the NEOs provide for payments in the event of certain terminations of employment occurring after a change in control. The Compensation Committee considers the existence of these post-termination compensation arrangements in assessing whether overall compensation of the named executives is competitive to the peer group. The CIC agreements do not provide for excise tax gross-up payments upon a change in control.

  •
  Restrictive Covenant Arrangements:  As a condition to the effectiveness of the CIC agreement, each named executive is required to enter into a Restrictive Covenant Agreement limiting solicitation of employees and competition for a period of two years after the executive's termination, and a Confidentiality and Invention Assignment Agreement.

Other Arrangements with NEOs in 2014:

  •
  New Chief Financial Officer:  Matthew J. Foulston joined Compass Minerals on December 2, 2014 as the Chief Financial Officer and Secretary. The Company made the following arrangements with Mr. Foulston with Compensation Committee approval and compensation consultant input.

    As compensation for his services as Chief Financial Officer in 2015, Mr. Foulston will receive an annual base salary of $450,000 and will be eligible to participate in the Company's MAIP with a bonus opportunity for 2015 equal to 65% of base salary, with any payout dependent on performance and the other terms and conditions of the MAIP. Mr. Foulston will be eligible to participate in the Company's LTIP starting in 2015 (granted in March of each year) with a target of 130% of annual base salary. Mr. Foulston received a one-time cash payout of $300,000 upon joining the Company which is subject to pro-rated repayment should his employment terminate before December 1, 2015. In addition, should Mr. Foulston's employment be involuntarily terminated, not for cause, his severance benefit would be as shown in Footnote 6 to the "2014 POTENTIAL PAYMENTS UPON CHANGE EVENTS" table on page 56.

    Mr. Foulston was gainfully employed at the time of the offer. In order to attract Mr. Foulston in the time frame required, Compass Minerals awarded him a one-time grant of RSUs valued in the amount of $300,000. All other terms and conditions of this grant match those that apply to equity grants to all other NEOs, except the vesting period for the RSU grant is 15 months instead of three years. Further details and information about Mr. Foulston's grant can be found in the "Long-Term Incentive Plan ("LTIP") Awards" section on pages 42 to 45 and in the "2014 SUMMARY COMPENSATION" table on page 48.

  •
  Non-Contractual Severance Arrangements:  With the exception of the previously discussed employment agreement with Mr. Malecha, the severance understanding with Mr. Foulston and the change in control agreements, no NEO has an agreement that provides for specific and guaranteed payments upon separation from the Company. For discussion of recent agreements with Mr. Underdown see "Final Release and Waiver of Claims Agreement" on page 57.

        Considered Input from Stockholders—"Say on Pay":    The Company and the Board continually evaluate our compensation policies and practices to ensure they are meeting our objectives. As part of that process, the Compensation Committee and the Board consider the results of the stockholder advisory vote on executive compensation (commonly known as a "say-on-pay" vote).

        Our stockholders provided a non-binding advisory vote in favor of our 2013 compensation program at the 2014 Annual Meeting of Stockholders. Of the votes cast on the say-on-pay proposal at that meeting, 95% voted in favor of that program. The Company considered the stockholders' input in maintaining a similar compensation program for 2014. The Compensation Committee will continue to consider the outcome of the Company's say-on-pay votes when making future compensation decisions for the named executive officers.

Executive Compensation Decisions For 2014

        The Compensation Committee approves compensation awards that are not contingent on the number, term or current value of other compensation previously awarded to an NEO. The Compensation Committee is of the opinion that reducing or limiting current awards or other performance based compensation because of prior gains realized would unfairly penalize the individual and reduce the motivation for high performance. Further, the Compensation Committee does not purposefully increase total longer-term compensation value in a given year to offset less than expected returns from previous awards.

        To ensure our compensation is in alignment with our performance and our peers, we review our CEO's 1-year realizable compensation compared to our 1-year relative Total Shareholder Return (as indicated by the black square) and the same for our peers (each indicated by diamonds.) The portion between the two dashed lines represents the area in which pay and performance are aligned. As you can see from the chart below, Compass Minerals' relative 1-year total realizable pay aligns with our relative 1-year TSR performance.

CEO Pay for Performance
CMP vs. Peers
1-Yr Total Realizable Comp vs 1-Yr TSR

        Base Pay:    Base pay provides a fixed level of cash compensation for services rendered, competitive with base salaries at peer companies for comparable talent and responsibilities. When setting base pay, the Compensation Committee considered (1) the relationship between Compass Minerals' salary levels and peer company levels with a view towards recruiting and retaining talent, and (2) the experience, knowledge, responsibilities and performance of the individual named executive officer. For 2014, base pay was targeted near the 50th percentile (median) of our peer group. Actual base pay may be above or below the median depending on the executive's skills and potential, time in position, ongoing contribution to the business and sustained level of performance. The Company increased base salaries for NEOs effective April 1, 2014. The following table summarizes the NEOs' base salaries, the changes to base salaries in 2014, and compares base salaries to our peer group companies:

Name and Principal Position	CMP Base Pay Effective April 1, 2013	CMP Base Pay Effective April 1, 2014	% Change	2014 Median Base Pay of Peer Group companies	% Diff: Median Base Pay of Peer Group companies(1)

Francis J. Malecha President and Chief Executive Officer	$725,000	$740,000	2%	$837,400	(12%)

Matthew J. Foulston Chief Financial Officer and Secretary(2)	—	$450,000	—	$451,300	0%

Steven N. Berger Senior Vice President, Corporate Services	$360,000	$367,200	2%	$368,100	0%

Keith E. Espelien Senior Vice President, Plant Nutrition	$300,000	$306,000	2%	$369,100	(17%)

Robert D. Miller Senior Vice President, Salt	$300,000	$300,000	0%	$369,100	(19%)

Rodney L. Underdown Former Chief Financial Officer and Secretary	$412,000	$416,120	1%	$451,300	(8%)

(1)
Negative percentage indicates that Compass Minerals 2014 base pay is below the peer group median.

(2)
Mr. Foulston joined Compass Minerals on December 2, 2014 so prior year data are not applicable.

2014 Management Annual Incentive Plan

        Plan Overview:    Our Management Annual Incentive Plan ("MAIP"), established under the 2005 Incentive Award Plan, is a variable performance-based element of executive compensation to reward participants for individual, Business-Unit/function and overall Company results achieved in the most recently completed fiscal year. Stockholders originally approved the 2005 Incentive Award Plan in 2005, and re-approved certain provisions of the 2005 Incentive Award Plan pursuant to Section 162(m) of the U.S. Internal Revenue Tax Code in 2010.

        The MAIP is based on financial and personal performance factors (based on organizational role), multiplied by a safety performance factor (based on achieving target safety improvement goals). All cash awards to NEOs under the MAIP (1) are based on predetermined annual performance related criteria (and are therefore not considered standard payment for services and are not guaranteed), and (2) are granted by the Compensation Committee. The Compensation Committee determined the degree to which the CEO achieved his own personal goals, and acting on input from the CEO, determined the degree to which other named executive officers achieved their personal goals.

        For 2014, the Compensation Committee used the following performance goals because they are seen as important drivers of increased stockholder value:

MAIP PERFORMANCE GOALS FOR 2014

Metric	Rationale	Definition

Compass Minerals ("CMP") Adjusted EBITDA and /or Business Unit Adjusted EBITDA	The primary financial measure, Adjusted EBITDA, is a reasonable indicator of corporate earnings while excluding the non-operating elements of resource allocation, cost of capital and income tax positions	Operating income plus depreciation and amortization applied at the Corporate level, and/or Business-Unit level such as Salt or Plant Nutrition

Personal Performance Goals	Performance Goals for each person drives accountability	Personalized for each NEO

Safety Improvement Multiplier	Improving our safety indices year over year is a critical factor for measuring the success of all Company executives	Based on Company performance against an established incidence rate target. The "incidence rate" is the rate of recordable injuries per 100 workers occurring over a period of time as defined by applicable regulations.

        The responsibilities of the NEO determine the percentage weighting of each metric under the MAIP. The table below outlines the metrics and weightings for Corporate participants and Business-Unit participants. Each program has a Safety Improvement Multiplier.

Corporate Participant		Business-Unit Participant

% Weighting	Metric	% Weighting	Metric

80%	CMP Adjusted EBITDA	50%	CMP Adjusted EBITDA

		30%	Business-Unit Adjusted EBITDA

20%	Personal Performance Goals	20%	Personal Performance Goals

+/–10%	Safety Improvement Multiplier	+/–10%	Safety Improvement Multiplier

        The actual results are compared to the MAIP goals to calculate the payout percentage for each component shown above.

        Performance goals (e.g., targets) for the above metrics are established by the Compensation Committee at the beginning of the performance year and reflect consideration of the Board agreed budget, the prior year actual results, the expected business environment in the following year, and a targeted improvement expectation.

        Target incentive values relevant to each NEO's base pay are established reflecting market-competitive values and are generally consistent with median incentive award percentages for peer companies. The goal is to provide competitive cash compensation to attract and retain executive talent. Awards under the MAIP may range from 0% to 200% of the NEOs' target value, depending on actual results achieved versus the performance goal. MAIP awards cannot exceed 200% of the target incentive value, and begin to pay only if threshold levels of goal attainment are exceeded.

        The Company computes the actual payout of the MAIP awards from financial results as certified by the Chief Financial Officer using a linear calculation and the following payout scale:

Percent of Goal Achieved	Percent Paid

Less than 75%	0%

75% (Threshold)	25%

100% (Target)	100%

150% or greater (Maximum)	200%

        Twenty percent of each named executive officer's MAIP award target amount is based on personal performance. These personal performance goals are a combination of the current year and longer term business goals, are both quantitative and qualitative in nature, and include key Company strategic goals as well as goals which are specific to each individual's area of accountability. Each NEO has multiple personal performance goals. Results on personal performance goals are determined by the Compensation Committee for the CEO, and based on input from the CEO, for all other NEOs to determine the applicable MAIP payout.

        The final element of the MAIP is a Safety Improvement Multiplier, included to encourage and reward safe operations. The safety goals within this metric are based on the "incidence rate" defined by regulations of the U.S. Occupational Safety & Health Administration ("OSHA") and Mine Safety & Health Administration ("MSHA"). The target is set to show an improvement over the average of the prior three years' safety results. The Safety Improvement Multiplier is applied on a linear sliding scale to the sum of all other MAIP components as follows:

Safety Rating Achieved	Multiplier Applied

25% or more improvement beyond goal	1.1

100% of goal	1.0

25% or more shortfall below goal	0.9

        MAIP Results:    All MAIP awards are approved by the Compensation Committee following its review and approval of plan objectives and achievement levels, which are certified by the CFO, as well as individual personal performance goal achievement and calculation of the Safety Improvement Multiplier. The 2014 budget was established during the fourth quarter of 2013 and was based on considerations including 2013 results, a targeted improvement for fiscal year 2014, and the anticipated 2014 business environment.

        Corporate performance percentage above/below performance goal are shown below.

Performance Measure	Performance Goal (In Thousands)	Actual Result (In Thousands)	Percentage of Performance Goal	Payout under MAIP for 2014

Compass Minerals Adjusted EBITDA	$276,729	$305,744	110.5%	121.0%

Business-Unit Adjusted EBITDA: Salt	$207,000	$247,229	119.4%	138.8%

Business-Unit Adjusted EBITDA: Plant Nutrition	$90,440	$102,076	112.9%	125.8%

Business-Unit Adjusted EBITDA: UK	$23,249	$4,735	20.4%	0%

        Metric Weighting:    The MAIP payouts for Mr. Malecha and Mr. Berger are based on the Corporate participant weighting, while the MAIP payout for Mr. Miller and Mr. Espelien are based on the Business-Unit participant weighting. Mr. Foulston was not eligible for an MAIP award in 2014. For half of the year, Mr. Underdown served in a dual capacity as Chief Financial Officer and Vice President, Compass Minerals U.K. For this period, his MAIP payout is based on a 75% Corporate / 25% Business-Unit split. For the balance of the year, Mr. Underdown's MAIP was based on a Corporate participant weighting.

        Personal Performance:    After the end of the performance year, the CEO reviewed the individual performance of the NEOs with the Compensation Committee and recommended a payout for the personal performance metric which can range from 0 to 200%. The Compensation Committee also considered the performance of the CEO and determined his payout for the personal performance metric.

        Safety Multiplier:    During 2014, Compass Minerals did not meet improvement objectives for our Safety Improvement Multiplier. To reflect our commitment to reinforcing that we want to provide the safest possible workplace, all MAIP awards for 2014 were reduced by 10% (e.g., a 90% Safety Improvement Multiplier), which is the maximum reduction.

        Based on the above results, the following table shows the approved MAIP awards made to the NEOs for the 2014 performance year:

		Actual

				Personal Performance

Named Executive Officer	Target MAIP ($)	Corporate ($)	Business- Unit ($)	Achieved (%)	Paid ($)	Safety Multiplier (%)	2014 MAIP Award ($)

Francis J. Malecha	$740,000	$716,320	—	110%	$162,800	90%	$791,208

Matthew J. Foulston(1)	—	—	—	—	—	—	—

Steven N. Berger	$183,600	$177,725	—	135%	$49,572	90%	$204,567

Keith E. Espelien	$168,300	$101,822	$63,516	140%	$47,124	90%	$191,216

Robert D. Miller	$165,000	$99,825	$68,706	150%	$49,500	90%	$196,228

Rodney L. Underdown	$228,866	$211,157	0	100%	$45,773	90%	$231,238

(1)
Mr. Foulston was not eligible for MAIP in 2014.

        Further detail of the specific payment amounts can be found in the "2014 SUMMARY COMPENSATION" table on page 48.

Long-Term Incentive Plan ("LTIP") Awards

        Plan Overview:    The Compensation Committee approves long-term equity incentive grants to named executive officers under the 2005 Incentive Award Plan, and allocates a combination of stock options, RSUs and PSUs to align stockholder interests and Company objectives as well as balance pay at risk and retention.

        A targeted long-term compensation dollar amount for each executive officer is established after considering market factors, business conditions, and growth strategy and after consultation with the independent compensation consultants. The goal is to target total direct compensation (consisting of base pay, MAIP and LTIP awards) at or near the median of the total direct compensation of our peer group companies. From that target dollar amount, the number of stock options, RSUs and PSUs that are granted to each NEO is determined so that the awards' fair values (as determined in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 718) match the target dollar amount.

        In view of the greater than expected per share value of RSUs and PSUs when compared to the per share value of stock options (based on the Black-Scholes method), executives are typically awarded fewer RSUs and PSUs than stock options. The target value mix of 2014 long-term incentive awards for the all NEOs was 25% options, 25% RSUs and 50% PSUs. All awards are subject to an award agreement. The terms and conditions of the award agreement are specific to the type of equity granted. The award agreements for the 2014 PSUs and RSUs include the following (i) forfeiture unless the specified performance hurdle is satisfied, (ii) a three-year vesting period beginning on the grant date and ending on the third anniversary of such grant date, (iii) forfeiture of non-vested units upon termination of employment with the Company or its subsidiaries prior to vesting unless certain conditions apply, and (iv) immediate vesting following a change of control, subject to certain conditions.

        Stock Option Grants:    To reduce the risk of improper option grant timing issues, the Compensation Committee adopted Option Grant Procedures in January 2007, addressing how option grant dates and exercise prices are determined in different circumstances. Annual option grants to employees occur on March 10th each year or the next business day, unless postponed because of the events specified in the Option Grant Procedures. All such options are granted with an exercise price equal to the closing price of Compass Minerals common stock on the grant date. These Option Grant Procedures were followed in granting options in 2014 for all named executive officers at that time.

        For 2014, the Company granted stock options that vest 25% each year over a four-year period and have a 7-year exercise period. All grants to NEOs, except for Mr. Foulston, were granted on March 10, 2014, fully vest on March 10, 2018, and expire on March 10, 2021.

        Restricted Stock Unit Grants:    The Company granted RSUs under the 2005 Incentive Award Plan, with each unit representing the right to receive one share of the Company's common stock pursuant to a performance-based Restricted Stock Unit Award Agreement.

        For 2014 grants, the performance hurdle for RSU grants was set at 50% of the target EBITDA. After review of the financial results of the Company for 2013, the Compensation Committee approved RSU grants to the NEOs in February 2014, with a grant date of March 10, 2014 and a vesting date of March 10, 2017, except for Mr. Foulston who was not an employee of the Company at that time. The Compensation Committee approved a one-time RSU grant to Mr. Foulston on December 2, 2014 which vests on March 2, 2016 and have a performance hurdle set at 50% of the 2015 target EBITDA.

        If the RSU performance hurdle is satisfied, accrued dividend equivalents are credited in an amount equal to the amount of per share dividends paid to stockholders for the year. If the RSU performance hurdle is not satisfied, the RSU will be forfeited and no dividend equivalents will be paid. The grantee has no voting rights with respect to RSUs.

        After review of the financial results for the 2014 performance year, the Compensation Committee determined that the performance hurdle for RSUs granted in 2014 was satisfied, and the 2014 RSUs were earned for 2014. As a result, dividend equivalents attributable to RSUs were determined to have been earned and were subsequently paid in March 2015.

        Performance Stock Unit Grants:    The Company grants PSUs under the 2005 Incentive Award Plan, with each unit representing the right to receive one share of the Company's common stock pursuant to a PSU Award Agreement. In 2012 and 2013, grants of PSUs are divided into three approximately equal tranches (rounded to the nearest whole unit) and are subject to the terms and conditions of the Performance Award Agreement which includes (i) satisfaction of annual performance criteria related to each of the three tranches, (ii) a three-year vesting period beginning on the grant date and ending on the third anniversary of such grant date, (iii) forfeiture of non-vested PSUs unless the applicable performance criteria are satisfied, (iv) forfeiture of non-vested PSUs upon termination of employment with the Company or its subsidiaries prior to vesting unless certain conditions apply, and (v) immediate vesting following a change of control, subject to certain conditions. Beginning in 2014, grants of PSUs are subject to one three-year performance period instead of three annual performance periods.

        If the PSU performance criteria are satisfied, accrued dividend equivalents are credited in an amount equal to the amount of per share dividends paid to stockholders for the year. If the PSU performance hurdle is not satisfied, a portion of the PSU, as applicable for PSUs granted prior to 2014, will be forfeited and no dividend equivalents will be paid. The grantee has no voting rights with respect to PSUs.

        The performance criterion of PSUs granted in 2014 is based on the Company's total shareholder return percentile compared to the companies comprising the Russell 3000 Index during the three-year performance period. Once granted, payout of PSUs interpolate between threshold and target, as well as between target and maximum, as follows:

Benchmark Ranking	% Of PSU Earned

< 30th Percentile	0%

30th Percentile (Threshold)	50%

50th Percentile (Target)	100%

>70th Percentile (Maximum)	150%

        For the 2014 performance year, the Company's annual total shareholder return ("TSR") was 11.46% which was the 58th percentile of the Russell 3000 Index. The following table outlines the resulting performance vesting for each of the impacted PSU tranches:

Grant Year	Index(1)	Tranche(2)	Absolute TSR	Relative TSR	Vesting Percent
		FY12	11.5%	46	90.0%

2012	R3000	FY13	10.2%	20	0.0%

		FY14	11.5%	58	120.5%

		FY13	10.2%	20	0.0%

2013	R3000	FY14	11.5%	58	120.5%

		FY15(3)	—	—	—

2014	R3000	FY14 - FY16(4)	—	—	—

(1)
"R3000" denotes the Russell 3000 Index.

(2)
"FY" denotes Fiscal Year.

(3)
To be determined in 2016.

(4)
PSUs granted in 2014 have a three-year performance period. This payout will be determined in 2017.

        The Compensation Committee approved PSU grants to the NEOs in February 2014 with a grant date of March 10, 2014, and a cliff vesting date of March 10, 2017, except for Mr. Foulston who was not an employee of the Company at that time.

        The following table summarizes the equity grants to NEOs during the fiscal year ending December 31, 2014.

NEO	Value	# of Options Granted	# of RSUs Granted	# of PSUs Granted

Francis J. Malecha	$1,522,481	23,452	4,366	7,197

Matthew J. Foulston(1)	$300,021	—	3,543	—

Steven N. Berger	$287,960	4,436	826	1,361

Keith E. Espelien	$299,955	4,621	860	1,418

Robert D. Miller	$299,955	4,621	860	1,418

Rodney L. Underdown(2)	$411,995	6,346	1,181	1,948

(1)
As part of Mr. Foulston's hiring package and as an inducement, the Compensation Committee approved an initial RSU grant (with cliff-vesting on March 2, 2016).

(2)
Mr. Underdown's employment with the Company ended on December 31, 2014. This table shows the equity awards Mr. Underdown was granted in 2014 and held in each case on that date. However, upon termination of employment, all unvested PSUs, RSUs and stock options were forfeited.

2014 Total Direct Compensation Compared to Peer Group Companies

        In November 2013, the Company's compensation consultant, PM&P, provided peer company compensation market data for 2013 that was adjusted to estimate 2014 peer compensation levels. The Compensation Committee considered this data in establishing 2014 compensation levels. For 2014, Company target total direct compensation (at target) ranged from (25%) below to (15%) below the Company's peer group median for current NEOs.

Name and Principal Position	2014 Total Direct Compensation(1)	2014 Peer Group Total Direct Compensation(2)	% Difference(3)

Francis J. Malecha President and Chief Executive Officer	$3,002,500	$3,690,900	(19%)

Matthew J. Foulston Chief Financial Officer & Secretary(4)	—	—	—

Steven N. Berger Senior Vice President, Corporate Services	$838,800	$990,400	(15%)

Keith E. Espelien Senior Vice President, Plant Nutrition	$774,300	$1,020,300	(24%)

Robert D. Miller Senior Vice President, Salt	$765,000	$1,020,300	(25%)

Rodney L. Underdown Former Chief Financial Officer & Secretary	$1,057,000	$1,343,500	(21%)

(1)
Annualized Base Pay + MAIP at target + Value of LTIP award for 2014.
(2)
Median of Total Target Direct Compensation of all companies in Peer Group companies for this role.
(3)
A negative percentage indicates that Compass Minerals Total Direct Compensation is below the median Total Direct Compensation of the peer group.
(4)
Mr. Foulston joined Compass Minerals on December 2, 2014. Prior year compensation is not applicable.

Executive Compensation Decisions For 2015

        Prior to the date of this Proxy Statement, the Compensation Committee made a number of decisions affecting executive compensation in 2015. This section provides a brief overview of those decisions.

        2015 Base Pay Decisions:    The Compensation Committee approved the following base pay adjustments for the NEOs, to be effective April 1, 2015. The Compensation Committee believes these adjustments are appropriate and are based on the performance of the Company, in alignment with our goal of being market competitive and also reflect on individual performance.

Named Executive Officer	Base Pay (Effective April 1, 2014)	2015 Merit Increase (%)	Base Pay (Effective April 1, 2015)

Francis J. Malecha	$740,000	3%	$762,200

Matthew J. Foulston	—	0%	$450,000

Steven N. Berger	$367,200	2%	$374,544

Keith E. Espelien	$306,000	4%	$318,240

Robert D. Miller	$300,000	5%	$315,000

        Management Annual Incentive Plan:    The Compensation Committee reviewed the MAIP plan design in 2014 and determined that the plan continues to provide an appropriate compensation vehicle to align stockholder interests and Company strategy. Therefore the MAIP program will not be adjusted for 2015.

        Long-Term Incentive Plan:    The Compensation Committee reviewed the LTIP design in 2014 and determined that the plan continues to provide an appropriate compensation vehicle to align stockholder interests and Company strategy. Only one change is planned for 2015 LTIP grants: the PSU grant will be split into 2 grants—one based on rTSR and one based on Return on Invested Capital (ROIC). All PSU awards will have a three-year performance goal and the mix of equity granted will be 25% PSU based on rTSR, 25% PSU based on ROIC, 25% RSUs and 25% stock options for all NEOs. We believe that this change will further align LTIP to the long term interests of our stockholders and our growth strategy. We are adding a PSU plan with an ROIC target to reinforce our focus on ensuring our investment in our assets is appropriate and efficient.

Information Regarding Plans

        2005 Incentive Award Plan:    The 2005 Incentive Award Plan provides the Board and/or Compensation Committee of the Board with the ability to provide for the award of incentive stock options, non-qualified stock options, restricted stock, stock appreciation rights, performance shares, performance stock units, performance awards, dividend equivalents, stock payments, deferred stock, restricted stock units and/or performance-based awards to eligible individuals. The Company established the MAIP under the 2005 Incentive Award Plan to ensure continued deductibility of performance awards pursuant to U.S. Internal Revenue Tax Code Section 162(m). Notwithstanding the foregoing, the full Board of Directors administers the 2005 Incentive Award Plan with respect to awards made to non-employee directors. Any award granted under the 2005 Incentive Award Plan other than a stock option or other award in which the participant pays the intrinsic value of the award shall become vested over a period of not less than three years (or, in the case of vesting based upon the attainment of performance goals or other performance-based objectives, over a period of not less than one year) following the award date.

        The maximum amount that may be paid to any participant pursuant to a performance award during any calendar year is $5,000,000, although in practice awards have been much less than this amount. Our performance-based awards include RSUs and PSUs.

        Tax Considerations:    Section 162(m) of the Internal Revenue Code generally denies a tax deduction to any publicly held corporation for compensation in excess of $1 million paid in a year to any individual who, on the last day of that year, is the Chief Executive Officer or among the three other highest compensated executive officers, unless such compensation qualifies as performance-based under Section 162(m). Generally, stockholders are required to re-approve the performance criteria and the material terms of an equity incentive plan every five years and our stockholders last approved the performance-based awards granted under the 2005 Incentive Award Plan at the shareholder meeting held in May 2010.

        Critical to the success of our executive compensation program is the omnibus plan that, if approved, will allow us to provide incentive awards to our named executives, outside directors and employees. As discussed in "Proposal 3—Approval of Compass Minerals International, Inc. 2015 Incentive Award Plan", approval of the replacement for the 2005 Incentive Award Plan is important to our executive compensation program.

REPORT OF THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

        We have reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on our review and discussion, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Submitted by:
Bradley J. Bell, Chair Richard S. Grant Paul S. Williams Amy J. Yoder

        The foregoing Report of the Compensation Committee of the Board of Directors shall not be deemed to be soliciting material or be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent Compass Minerals specifically incorporates this information by reference and shall not otherwise be deemed to be filed with the SEC under such Acts.

2014 SUMMARY COMPENSATION

        The following table sets forth for the fiscal year ended December 31, 2014 the compensation paid to or earned by the Company's principal executive officer, the current financial officer, the former financial officer, and each of the Company's three highest paid executive officers who were serving as executive officers of the Company at the end of such fiscal year.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)(4)	Option Awards ($)(5)	Non- Equity Incentive Plan Compensation ($)(6) (MAIP)	All Other Compensation ($)(7)	Total ($)
Francis J. Malecha(8)	2014	$746,398		$1,141,855	$380,626	$791,208	$161,765	$3,221,852
President & Chief	2013	$674,808		$2,840,061	$560,000	$528,003	$56,758	$4,659,630
Executive Officer
Matthew J. Foulston	2014	$36,057	$300,000	$300,021	$0	—	$23,180	$659,258
Chief Financial Officer &
Secretary
Steven N. Berger	2014	$370,440		$215,964	$71,996	$204,567	$53,271	$916,238
Senior Vice President,	2013	$283,846		$355,537	$86,403	$139,190	$38,190	$903,166
Corp. Services(9)
Keith E. Espelien	2014	$308,700		$224,956	$74,999	$191,216	$65,719	$865,590
Senior Vice President,
Plant Nutrition
Robert D. Miller	2014	$304,231		$224,956	$74,999	$196,228	$51,398	$851,812
Senior Vice President,	2013	$41,539		$650,005	$150,001	$22,354	$6,742	$870,641
Salt(10)
Rodney L. Underdown	2014	$420,879		$308,999	$102,996	$231,238	$890,971	$1,955,083
Former CFO &	2013	$408,769		$297,504	$127,503	$217,874	$50,154	$1,101,804
Secretary(11)	2012	$389,929		$299,990	$125,002	$103,703	$22,436	$941,060

(1)
Actual base pay earnings delivered.

(2)
As part of Mr. Foulston's hiring package he was granted a one-time cash bonus of $300,000.

(3)
Restricted stock units ("RSUs") and performance stock units ("PSUs") were issued pursuant to the 2005 Incentive Award Plan. RSUs vest after three years, subject to a one year performance hurdle except for the 2014 RSU grant for Mr. Foulston which will be determined in 2016 and the 2013 RSU grant for Mr. Miller. Mr. Foulston's RSUs vest on March 2, 2016, subject to a 2015 performance hurdle. Mr. Miller's 2013 RSU grant includes a grant of $150,044 that will vest on March 12, 2018 and a grant of $199,983 that will vest on November 1, 2016; both awards are subject to a performance hurdle. The performance hurdle has been satisfied for RSUs issued in 2014, 2013, and 2012, except for Mr. Foulston's 2014 RSU grant which will be determined in 2016. PSUs were granted in 2014, 2013 and 2012 and earned PSUs vest three years after the grant date. The PSUs granted in 2014 earn between 0% and 150% based upon the Company's total shareholder return, compared to the total shareholder return for the companies comprising the Russell 3000 Index over a three-year performance period beginning in 2014 and ending in 2016. The PSUs granted in 2013 and 2012 are divided into three approximately equal tranches. Each tranche must satisfy an annual performance hurdle based upon total shareholder return. Each annual tranche will earn between 0% and 150% based upon the Company's total shareholder return, compared to the total shareholder return for the companies comprising the Russell 3000 Index for PSUs granted in 2013 and 2012. The value of the RSUs and PSUs reflects the grant date fair value in accordance with Financial Accounting Standards Board Accounting Standards Codification ("ASC") Topic 718. These amounts reflect the aggregate grant date fair value of the equity awards, rather than the dollar amounts recognized that year for financial statement reporting purposes. For valuation information, see Note 13 to the Consolidated Financial Statements included in the Annual Report on Form 10-K for the year ended December 31, 2014.

(4)
Dividend equivalents were paid with respect to RSUs granted in 2014, 2013 and 2012. This participation feature is included in the grant date fair value of each award that is entitled to receive dividends. In 2014, 2013 and 2012, dividend equivalents were paid only upon attainment of a minimum annual performance hurdle in the year of the grant. This annual performance hurdle was met for 2014 but dividend equivalents were not paid until March 2015 relating to the 2014 RSU grant. During 2014, Mr. Malecha received dividend equivalents of $143,588 related to his 2013 grants, Mr. Miller received dividend equivalents of $14,222 related to his 2013 grants; Mr. Berger received dividend equivalents of $14,602 related to his 2013 grants, Mr. Espelien received dividend equivalents of $4,179 related to his 2011-2013 grants and Mr. Underdown received dividend equivalents of $27,092 related to his 2008-2013 grants. Dividend equivalents were earned for the first and third tranche of the PSUs granted in 2012 but did not earn any dividend equivalents for the second tranche. Dividend equivalents were not earned for the first tranche of the PSUs granted in 2013 but did earn dividend equivalents for the second tranche. The 2014 PSU grant will not earn dividends until the three-year performance period is complete. Mr. Foulston's grant does not earn any dividends until 2015.

(5)
Options were granted pursuant to the 2005 Incentive Award Plan. Options vest ratably over four years. These amounts reflect the Company's grant date fair value in accordance with ASC Topic 718 and reflect the aggregate grant date fair value of the equity awards. As such, in the year of a grant, the full aggregate grant date fair value appears, rather than the portion being expensed for financial statement reporting purposes in that year. For valuation information, see Note 13 to the Consolidated Financial Statements included in the Annual Report on Form 10-K for the year ended December 31, 2014.

(6)
Payments were made pursuant to the Company's Management Annual Incentive Plan (MAIP). In 2014, the Annual Incentive Plan (AIP) was further defined as Management Annual Incentive Plan (MAIP). Under the MAIP, incentive awards were paid to executives based on objectives relating to overall Company performance, Business-Unit performance and personal performance. Weighting of these components was based on the responsibilities of the executive. Beginning July 2011, Mr. Underdown's responsibilities changed and he began serving in a dual capacity as CFO and Vice President, Compass Minerals U.K., with responsibilities attributable to both a Corporate participant and a Business-Unit participant for purposes of the MAIP calculations. To recognize this uniquely divided responsibility for 2012 - 2013, and part of 2014, Mr. Underdown's 2012 - 2014 AIP payout was based on a 75% Corporate/25% Business-Unit split due to his dual responsibility of overall Corporate management as well as a specific Business-Unit. In July 2014, due to a restructure, Mr. Underdown's MAIP was 100% based on Corporate financials and personal objectives.

(7)
Includes Company matching of employee/executive retirement plan contributions, profit sharing and fixed contributions to the Company's qualified Savings Plan, Company provided life and disability insurance expense, and contributions to the Company's Restoration Plan and Health Savings Account. Amounts also include an additional Company contribution to the Savings Plan equal to 1% of gross salary which was applied to purchase shares of Company common stock for those contributions into the 401(k) plan. Mr. Foulston's amount also includes relocation benefits. Mr. Underdown's amount includes severance payments. See Footnote 11 below.

(8)
Mr. Malecha began as CEO effective January 17, 2013. See "Employment and Change of Control Agreements" for a description of the terms of his employment agreement.

(9)
Mr. Berger began as Senior Vice President, Corporate Services effective March 11, 2013. His pay reflects his time in position and arrangements as part of his hiring package. Relocation payments are reflected in the "All Other Compensation" column above.

(10)
Mr. Miller began as Senior Vice President, Salt effective November 1, 2013. As part of Mr. Miller's hiring package, the Compensation Committee approved a one-time stock option grant to Mr. Miller on November 1, 2013 which fully vests on November 1, 2017 and expires on November 1, 2020.

(11)
As part of Mr. Underdown's termination agreement, the Company will pay Mr. Underdown $832,240 in two equal installments.

2014 GRANTS OF PLAN-BASED AWARDS

        The following table provides information about non-equity incentive plan awards, equity incentive plan awards, and stock awards granted to our NEOs during the fiscal year ended December 31, 2014. The compensation plans under which the grants in the following table were made are described on pages 46-47 of this Proxy Statement.

					All Other Stock Awards: Number of Shares of Stock or Units (#)(2)		All Other Option Awards: Number of Securities Underlying Options (#)(2)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (MAIP)(1)							Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards(3)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)
Francis J. Malecha	3/10/14	$0	$740,000	$1,480,000	4,366	(4)				$380,628
					7,197	(5)				$761,227
							23,452		$87.18	$380,626
Matthew J. Foulston	12/2/14				3,543	(4)				$300,021
Steven N. Berger	3/10/14	$0	$183,600	$ 367,200	826	(4)				$ 72,011
					1,361	(5)				$143,953
							4,436		$87.18	$ 71,996
Keith E. Espelien	3/10/14	$0	$168,300	$ 336,600
					860	(4)				$ 74,974
					1,418	(5)				$149,982
							4,621		$87.18	$ 74,999
Robert D. Milller	3/10/14	$0	$165,000	$ 330,000	860	(4)				$ 74,974
					1,418	(5)				$149,982
							4,621		$87.18	$ 74,999
Rodney L. Underdown	3/10/14	$0	$228,866	$ 457,732
					1,181	(6)				$102,959
					1,948	(6)				$206,040
							6,346	(6)	$87.18	$102,996

(1)
Awards under the Company's MAIP are described in more detail above.

(2)
Awards under the Company's 2005 Incentive Award Plan are described in more detail above.

(3)
These amounts reflect the grant date fair value in accordance with ASC Topic 718. "Grant Date Fair Value of Stock and Option Awards" amounts can be based on different assumptions for different individuals. Items such as retirement eligibility and differing country-specific tax laws are some of the factors which can influence these differing assumptions. Dividend equivalents were paid with respect to shares subject to RSUs granted in 2014 in March 2015.

(4)
RSU awards shown in units.

(5)
PSU awards shown in units. See Footnote 5 to "OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2014" for a description of PSUs, and see "Long-Term Incentive Plan ("LTIP") Awards" on page 42.

(6)
As part of his Final Release and Waiver of Claims Agreement, all of Mr. Underdown's unvested equity was forfeited. See "Final Release and Waiver of Claims Agreement" on page 57.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2014

        The following table summarizes the equity awards made to our NEOs that are outstanding as of December 31, 2014.

		Option Awards				Stock Awards
Name and Grant Date(1)		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested(2) ($)
Francis J. Malecha(3)
	3/10/14	0	23,452	$87.18	3/10/21
						4,366	(4)	$ 379,100
						7,197	(5)	$ 624,916
	1/17/13					27,575	(4)	$2,394,337
	3/11/13	6,022	18,064	$76.99	3/11/20
						3,637	(4)	$ 315,801
						7,203	(5)	$ 625,436
Matthew J. Foulston(3)
	12/2/14					3,543	(4)	$ 307,639
Steven N. Berger(3)
	3/10/14	0	4,436	$87.18	3/10/21
						826	(4)	$ 71,722
						1,361	(5)	$ 118,176
	3/11/13	1,041	3,123	$76.99	3/11/20
						2,000	(4)	$ 173,660
						1,496	(4)	$ 129,898
						1,111	(5)	$ 96,468
Keith E. Espelien(3)
	3/10/14	0	4,621	$87.18	3/10/21
						860	(4)	$ 74,674
						1,418	(5)	$ 123,125
	3/11/13	307	922	$76.99	3/11/20
						442	(4)	$ 38,379
						328	(5)	$ 28,480
	3/12/12	433	432	$71.69	3/12/19
						558	(4)	$ 48,451
						268	(5)	$ 23,270
	7/5/11	654	218	$86.80	7/5/18
Robert D. Miller(3)
	3/10/14	0	4,621	$87.18	3/10/21
						860	(4)	$ 74,674
						1,418	(5)	$ 123,125
	11/1/13	0	7,917	$75.21	11/1/20
						1,995	(4)	$ 173,226
						2,659	(4)	$ 230,881
						3,761	(5)	$ 326,568

(1)
Former Chief Financial Officer and Secretary, Mr. Underdown does not appear on this table because all of his outstanding equity was forfeited upon his departure.

(2)
Compass Minerals International, Inc. common stock closing price on December 31, 2014 was $86.83.

(3)
Awards were made pursuant to the 2005 Incentive Award Plan. Option awards vest 25% per year. RSUs vest three years from date of grant and are subject to a one year performance hurdle which was satisfied for all RSUs awarded in 2014, 2013 and 2012, except that Mr. Miller's 2013 RSU grant included a grant of $150,044 that will vest on March 12, 2018 and a grant of $199,983 that will vest on November 1, 2016, both subject to a performance hurdle. PSUs vest three years from the date of grant. In 2012 and 2013 PSUs were subject to three separate annual performance criteria. In 2014 PSUs were subject to a three-year performance criteria. See Footnote 5 below for a description of PSUs.

(4)
RSU awards shown in units.

(5)
PSU awards shown in units. In 2012 and 2013, the Company granted three-year performance stock units in three approximately equal tranches to each NEO. The PSUs are targeted to settle at one share per unit. Each tranche has an annual performance period in which the annual award may earn from 0% to 150% of the target based upon the Company's stock performance compared to the companies comprising the Russell 3000 Index. The PSUs granted in 2012 were complete with the 2014 tranche. The final 2012 PSU grant will result in a decrease of 80 shares for Mr. Espelien over the three year vesting period. In 2014, the Company's total shareholder return was in the 58th percentile and the second tranche of the 2013 grant earned 120.5% of the award target for that one-year period. The 2014 grant has a three-year performance period. See "Long-Term Incentive Plan ("LTIP") Awards" on page 42.

OPTION EXERCISES AND STOCK VESTED FOR 2014

        The following table summarizes the value realized by the NEOs upon option award exercises and stock award vesting during the fiscal year ended December 31, 2014.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Francis J. Malecha	0	$ 0	0	$ 0
Matthew J. Foulston	0	$ 0	0	$ 0
Steven N. Berger	0	$ 0	0	$ 0
Keith E. Espelien	0	$ 0	288(1)	$ 27,801
Robert D. Miller	2,639	$ 40,350	0	$ 0
Rodney L. Underdown	29,420	$637,919	1,966(1)	$171,396
			416(2)	$ 36,267

(1)
RSU awards are shown in units.

(2)
PSU awards are shown in units.

 NON-QUALIFIED DEFERRED COMPENSATION FOR 2014

        The following table summarizes our NEOs' compensation under the Restoration Plan for named executives during the fiscal year 2014.

Name	Executive Contributions in 2014 ($)	Registrant Contributions in 2014(1)(2) ($)	Aggregate Earnings (Losses) in 2014(3) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at end of 2014(4) ($)
Francis J. Malecha	$ 0	$114,066	$ (441)	$0	$ 16,906
Matthew J. Foulston	—	—	—	—	—
Steven N. Berger	$ 0	$ 13,771	$ (15)	$0	$ 1,170
Keith E. Espelien	$1,020	$ 26,983	$ 67	$0	$ 10,027
Robert D. Miller	$ 0	$ 9,990	—	—	$ 0
Rodney L. Underdown	$ 0	$ 19,473	$(2,580)	$0	$334,289

(1)
Represents amounts credited to the employee's account during 2014 without regard to the year that the contribution was earned. Registrant contributions shown above differ from the registrant contributions accrued during 2014 as reflected in "ALL OTHER COMPENSATION" in the "2014 SUMMARY COMPENSATION" table. The plan provides for accrual of non-qualified contributions attributable to prior years once the IRS limit on qualified contributions has been met. SEC rules require disclosure of the accrued amount that relates back to the prior year, even though such amount will not be paid until 2015. The amounts shown represent registrant contributions to the U.S. Discretionary Profit Sharing Plan applicable to most U.S. employees.

(2)
Amounts included in this column for 2014 and reported as 2014 compensation in the "2014 SUMMARY COMPENSATION" table include for Mr. Malecha $114,066, for Mr. Berger $13,771, for Mr. Espelien $26,983, for Mr. Miller $9,990, and for Mr. Underdown $19,473.

(3)
Based on a statement of changes in market value from the plan administrator as of December 31, 2014.

(4)
Amounts in the "2014 SUMMARY COMPENSATION" table that were reported as compensation for previous years (2009-2013 inclusive) are for Mr. Malecha $26,344; Mr. Berger $1,396, and for Mr. Underdown $108,402. This column does not include amounts attributable to the 2014 U.S. Discretionary Profit Sharing Plan that were earned in 2014 but will not be paid until March 2015.

POTENTIAL PAYMENTS ON TERMINATION OF EMPLOYMENT
FOLLOWING OR IN CONNECTION WITH A CHANGE IN CONTROL

        The Company has entered into agreements providing for payments upon termination of employment following a change in control with each of the current named executive officers, each an "Executive" for purposes of this section. In addition, Mr. Malecha's employment agreement contains severance provisions. The following table summarizes certain terms in these agreements.(1)

Triggering Event	Double Trigger: Qualifying Termination within two years following a Change in Control(2)
Qualifying Termination	(i) Termination by the Company Other than For Cause(3), or
(ii) Termination by Executive for Good Reason(4)
Lump Sum Payment	Amount equal to two times the sum of Executive's highest annual base salary during the 12 months preceding the date of termination plus Executive's Bonus Amount.(5)
Benefits	Benefits continue for 18 months or until Executive becomes eligible for such benefits through another employer, whichever occurs first.
Equity	Outstanding stock options and RSUs would vest immediately upon Qualifying Termination; PSUs are earned based on performance criteria and if earned, vest immediately.
(1)
The summary is qualified in its entirety to the Change in Control Agreements filed as Exhibit 10.35 to the Company's Annual Report on Form 10-K for the period ended December 31, 2013; for Mr. Malecha, Exhibit 10.40 to the Company's Annual Report on Form 10-K for the period ended December 31, 2012 and Exhibit 10.1 to the Company's current report on Form 8-K filed November 1, 2006. This section does not reflect any payments or benefits that would be paid to our salaried employees generally, including for example accrued salary, pro rata MAIP, and vacation pay.

(2)
"Change in Control" means the occurrence of any one of the following events:

(i)
a transaction or series of transactions (other than an offering of the Company's common stock to the general public through a registration statement filed with the SEC) whereby any "person" or related "group" of "persons" (as such terms are used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (other than the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its Subsidiaries, or a "person" that, before such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company's securities outstanding immediately after such acquisition; or

(ii)
during any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in clause (i) above or clause (iii) below) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

  (iii)
  the consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (A) a merger, consolidation, reorganization, or business combination or (B) a sale or other disposition of all or substantially all of the Company's assets or (C) the acquisition of assets or stock of another entity, in each case other than a transaction:

  a.
  that results in the Company's voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company's assets or otherwise succeeds to the business of the Company (the Company or such person, the "Successor Entity")) directly or indirectly, at least a majority of the combined voting power of the Successor Entity's outstanding voting securities immediately after the transaction, and

  b.
  after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this subparagraph as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company before the consummation of the transaction; or

  (iv)
  the Company's stockholders approve a liquidation or dissolution of the Company.

(3)
For purposes of the Change in Control Severance Agreement, "Cause" means Executive's (i) conviction of, or plea of guilty or nolo contendere to, a felony or misdemeanor involving moral turpitude, (ii) indictment for a felony or misdemeanor under the federal securities laws, (iii) willful misconduct or gross negligence resulting in material harm to the Company, (iv) willful breach of Executive's duties or responsibilities herein or of the separate Restrictive Covenant Agreement as defined, (v) fraud, embezzlement, theft, or dishonesty against the Company or any Subsidiary, or (vi) willful violation of a policy or procedure of the Company resulting in any case in material harm to the Company.

(4)
"Good Reason" means, without Executive's express written consent, the occurrence of any of the following events within two years after a Change in Control: (i) a material adverse change in Executive's duties or responsibilities as of the Change in Control (or as the same may be increased from time to time thereafter); provided, however, that Good Reason shall not be deemed to occur upon a change in Executive's reporting structure, upon a change in Executive's duties or responsibilities that is a result of the Company no longer being a publicly traded entity and does not involve any other event set forth in this paragraph, or upon a change in Executive's duties or responsibilities that is part of an across-the-board change in duties or responsibilities of employees at Executive's level; (ii) any material reduction in Executive's annual base pay or annual target or maximum annual incentive award opportunity in effect as of the Change in Control (or as the same may be increased from time to time thereafter); provided, however, that Good Reason shall not include such a reduction of less than 10% that is part of an across-the-board reduction applicable to employees at Executive's level; (iii) Company's (A) relocation of Executive more than fifty miles from Executive's primary office location and more than fifty miles from Executive's principal residence as of the Change in Control or (B) requirement that Executive travel on Company business to an extent substantially greater than Executive's travel obligations immediately before such Change in Control; and (iv) any material breach of the Change in Control Severance Agreement.

(5)
"Bonus Amount" means the higher of (i) Executive's average annual incentive bonuses during the last 3 completed fiscal years before the Date of Termination (annualized in the event Executive was not employed by Company (or its affiliates) for the whole of any such fiscal year) and (ii) Executive's aggregate annual target bonus (targeted at 100%) for the fiscal year in which the Date of Termination occurs.

2014 POTENTIAL PAYMENTS UPON CHANGE EVENTS

        The following table outlines the value of the potential payments upon Change in Control and other events that would have been paid to each NEO if such NEO separated from the Company on December 31, 2014.

		Lump Sum Cash Payment Within 30 Days of Qualifying Termination(1)

Name	Type of Termination	Salary	Bonus Amount	Value of Continued Benefits(2)	Accelerated Vesting of Equity(3)	Total(4)
Francis J. Malecha(5)
	Change in Control	$1,480,000	$1,582,416	$32,685	$4,456,093	$7,551,194
	Disability	$1,184,000	—	$32,685	$4,396,841	$5,613,526
	Not for Cause	$1,850,000	$740,000	$32,685	$4,396,841	$7,019,526
Matthew J. Foulston
	Change in Control	$900,000	$585,000	$0	$307,639	$1,792,639
	Not for Cause(6)	$337,500	$0	$0	$0	$337,500
Steven N. Berger
	Change in Control	$734,400	$367,200	$31,472	$616,777	$1,749,849
Keith E. Espelien
	Change in Control	$612,000	$336,600	$31,965	$368,568	$1,349,133
Robert D. Miller
	Change in Control	$600,000	$330,000	$24,747	$1,045,709	$2,000,456
(1)
The lump sum cash payment would also include base salary due, pro rata bonus compensation due, and unreimbursed expenses properly incurred through the date of termination; however, this section does not reflect any payments or benefits that would be paid to our salaried employees generally, including for example, accrued salary, pro rata MAIP, and vacation pay. Each NEO would be required to sign a release as a condition precedent to any payments under the change in control agreements.

(2)
Value of continued participation in medical, dental, accident, disability, and life insurance benefit plans for eighteen months. This is not a cash payment. Mr. Foulston was not eligible for benefits in 2014.

(3)
Equity includes stock options, RSUs and PSUs which vest in accordance with the applicable equity-based compensation award agreement, or employment agreement in Mr. Malecha's case. Stock options and RSUs would vest immediately upon involuntary termination of employment following a Change in Control or voluntary termination for Good Reason within 18 months following such Change in Control. With respect to PSU grants for 2012 and earlier years, PSUs would be immediately vested and payable upon a change control and any incomplete performance year would be paid at target (100%). With respect to the 2013 PSU grant, PSUs for completed performance periods would be determined based on actual results. With respect to any partial performance period, the number of PSUs earned is based on actual performance through the Change in Control. See Footnote 5 below for equity vesting applicable to Mr. Malecha's employment agreement.

(4)
Totals do not include amounts earned or benefits accumulated due to continued service by the NEOs through December 31, 2014, including 401(k) retirement savings and the Restoration Plan deferred compensation balances, all as detailed in the preceding tables. There are no tax gross-ups, and individual tax payments are the obligation of each NEO.

(5)
Based on Mr. Malecha's employment agreement, upon a disability he would receive base pay plus 60% of base, options would be exercisable until the 3rd anniversary of disability and PSUs and RSUs continue to vest until terms are complete. The value listed for accelerated vesting under termination due to disability is the implied value over the full term of the awards using the stock price as of close on December 31, 2014. Mr. Malecha's employment agreement also covers termination without cause or for good reason to equal base plus prorated MAIP plus 1.5x base or continuation of the base salary for the remainder of the initial term, payable in a lump sum plus 18 months of benefits. Stock options and RSUs fully vest—PSUs continue to vest through the termination date. The value listed for accelerated vesting under termination not for cause is the implied value over the full term of the awards using the stock price as of close on December 31, 2014. For more specific information, refer to Mr. Malecha's employment agreement dated January 17, 2013, filed as Exhibit 10.01 to the Company's Current Report on Form 8-K dated January 5, 2013.

(6)
Should Mr. Foulston's employment be involuntarily terminated, not for cause, his severance benefit would include COBRA medical coverage, pro-rata current year MAIP at target, outplacement support and 39 weeks base salary. Any unvested equity would be not be subject to accelerated vesting. Mr. Foulston's start date was December 2, 2014, and so he was ineligible for MAIP and certain other benefits as of December 31, 2014.

FINAL RELEASE AND WAIVER OF CLAIMS AGREEMENT

        On December 31, 2014, Mr. Underdown's employment with the Company terminated. The Company and Mr. Underdown entered into a Final Release and Waiver of Claims Agreement effective as of December 30, 2014. That agreement provides, among other things, for the payments described in his Separation Agreement dated July 7, 2014 which was filed with the Company's Current Report on Form 8-K dated July 8, 2014, including a total severance amount of $832,240.00 payable in two installments, COBRA payments for 18 months and reimbursement of premiums paid for an executive disability policy for 24 months. Mr. Underdown received his 2014 annual performance based incentive compensation based on achievement of performance objectives under the 2005 Incentive Award Plan. All of Mr. Underdown's unvested equity grants were forfeited.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The Compensation Committee consists of Bradley J. Bell (chair), Richard S. Grant, Paul S. Williams and Amy J. Yoder. None of these individuals is an officer or employee of Compass Minerals. No executive officer of Compass Minerals served as a director of any corporation for which any of these individuals served as an executive officer, and there were no other Compensation Committee interlocks with the companies with which these individuals or Compass Minerals' other directors are affiliated.

PROPOSAL 3—
APPROVAL OF THE COMPASS MINERALS INTERNATIONAL, INC.
2015 INCENTIVE AWARD PLAN

        On February 5, 2015, the Board of Directors approved the Compass Minerals International, Inc. 2015 Incentive Award Plan (the "2015 Incentive Award Plan"), subject to stockholder approval at the Annual Meeting. We are asking our stockholders to approve the 2015 Incentive Award Plan to replace the 2005 Incentive Award Plan which is scheduled to expire on August 4, 2015.

        If approved, the 2015 Incentive Award Plan will take effect on the date of the Annual Meeting, May 6, 2015.

Overview

        If the 2015 Incentive Award Plan is approved by our stockholders, it will authorize equity and performance-based incentive compensation arrangements that the Company requires in order to:

  •
  remain competitive with its peers,

  •
  adapt compensation awards to changes in corporate objectives and the marketplace,

  •
  effectively attract, motivate, and retain the caliber of employees essential to the Company's success, and

  •
  preserve the tax deductibility of performance-based compensation paid to certain executive officers under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Tax Code").

        The 2015 Incentive Award Plan, which is summarized below and attached as Appendix A, provides the Board and/or the Compensation Committee of the Board with the discretion to provide for various types of equity and incentive awards. In the event of any conflict or ambiguity in the description below, the text of the plan will control.

        In approving the 2015 Incentive Award Plan subject to the vote of stockholders, the Board considered the following important features:

  •
  Conservative Share Request.  3,000,000 shares of our common stock will be reserved for issuance under the 2015 Incentive Award Plan, which represents approximately 9% of our outstanding shares as of March 2, 2015.

  •
  Limited or No Rollover.  No new awards will be made under the 2005 Incentive Award Plan after the date of the Annual Meeting and any unused shares reserved under the 2005 Incentive Award Plan will not rollover to the 2015 Incentive Award Plan.

  •
  Grant Practices.  For 2012 - 2014, the Company's three year average burn rate was less than one percent based on an analysis of the compensation consultant.

  •
  Burn-Rate.  Based on our compensation consultant's analysis, we anticipate that the 2015 Incentive Award Plan will provide enough shares for equity awards for a minimum of five years.

  •
  No Share Recycling.  Shares which are forfeited, lapse or otherwise expire will not be recycled for future awards.

  •
  Fungibility Ratio.  Stock options and stock appreciation rights will count against the share limit on a one-for-one basis, and RSUs, PSUs and other full value awards will count against the share limit at a rate of 2.0 shares for each share of stock covered by the award.

  •
  Good Corporate Governance Practices.  Consistent with our the 2005 Incentive Award Plan and Company practices, the proposed 2015 Incentive Award Plan prohibits stock option and stock appreciation right re-pricing and grant of underwater stock options without stockholder approval.

  •
  Double Trigger Change-in-Control.  The 2015 Incentive Award Plan includes double-trigger change-in-control provisions.

  •
  Minimum Vesting Requirements.  Awards have a minimum vesting period of three years, subject to accelerated vesting to the extent permitted in the event of death, disability, retirement, change of control or involuntary termination. The three year vesting requirement does not apply to (a) any award granted in lieu of other compensation, (b) any award made to an independent director with respect to his or her annual or quarterly cash or stock retainer payments for services rendered, including the deferral of such payments, or (c) any sign-on, inducement, or similar retention award made to a newly hired employee or new independent director.

  •
  Clawback.  Awards will be subject to the Company's clawback or recoupment policy.

  •
  Stock Options.  Stock options and stock appreciation rights must be granted with an exercise price that is not less than 100% of the fair market value on the date of grant, and the maximum term of a stock option will be ten years.

SUMMARY OF THE 2015 INCENTIVE AWARD PLAN

2005 Plan Replacement

        Currently, equity awards are granted to key employees and non-employee directors under the Compass Minerals International, Inc. 2005 Incentive Award Plan approved by stockholders on August 4, 2005 (the "2005 Incentive Award Plan"), which expires by its terms on the 10th anniversary of its effective date. If the 2015 Incentive Award Plan is approved by stockholders, all outstanding equity awards granted under the 2005 Incentive Award Plan will continue to be exercisable and vest after that date, and will be subject to the terms and conditions as set forth in the agreements evidencing such awards and the terms of the applicable 2005 Incentive Award Plan, but no additional awards will be granted under the 2005 Incentive Award Plan.

        As of March 2, 2015, there were approximately 1.677 million shares of common stock remaining available for issuance under the 2005 Incentive Award Plan. When that plan expires these unused shares can no longer be issued for new awards.

        Eligible Participants.    All officers and other employees of the Company and its subsidiaries are eligible to receive awards under the 2015 Incentive Award Plan, as well as the Company's non-employee directors. As of March 2, 2015, there were approximately 7 executive officers, 8 non-executive directors, and approximately 2000 non-executive officer employees eligible to participate in the 2015 Incentive Award Plan.

        Shares Available.    The proposed 2015 Incentive Award Plan permits the award of up to 3,000,000 shares of common stock of the Company, par value $.01 per share, and such other securities of the Company that may be substituted pursuant to the terms of that plan.

Reserved Share Limit

        If all or a portion of an award is cancelled, terminates, expires, is forfeited or lapses for any reason, including by reason of failure to meet time-based vesting requirements or to achieve performance goals, any unissued or forfeited shares subject to the award will not be added back to the plan share reserve and will not again be available for issuance under the 2015 Incentive Award Plan. Shares of stock covered by an award will be subtracted from the 2015 Incentive Award Plan's reserved share limit on a one-for-one basis as of the grant date of such award; provided that any full value award will count against such limit at a rate of 2.0 shares for each share of stock covered by such full value award.

        Limitation on Awards.    The following calendar year limitations will apply under the 2015 Incentive Award Plan:

  •
  No more than 500,000 shares may be granted to an employee;

  •
  No more than 10,000 shares may be granted to a non-employee director;

  •
  The maximum amount that may be paid in cash during any calendar year with respect to an award payable in cash or property other than stock is $5,000,000; and

  •
  With respect to an incentive stock option, the aggregate fair market value of shares of stock which are first exercisable by an employee in any calendar year may not exceed $100,000 or such other limitation as imposed by Section 422(d) of the Tax Code or any successor provision.

        Administration.    The 2015 Incentive Award Plan will be generally administered by the Compensation Committee. The Compensation Committee may delegate to a committee of one or more members of the Board the authority to grant or amend awards to participants other than senior executives of the Company who are subject to Section 16 of the Exchange Act or employees who are "covered employees" within the meaning of Section 162(m) of the Tax Code. The Compensation Committee will include at least two directors, each of whom qualifies as a "non-employee director" pursuant to Rule 16b-3 of the Exchange Act, an "outside director" pursuant to Section 162(m) of the Tax Code and an "independent director" under the rules of the NYSE.

        The Compensation Committee will have the exclusive authority to administer the 2015 Incentive Award Plan, including the power to determine eligibility, the types and sizes of awards, the price and timing of awards and the acceleration or waiver of any vesting restriction. Notwithstanding the foregoing, the full Board will administer the 2015 Incentive Award Plan with respect to awards made to non-employee directors. In its sole discretion, the Board may at any time and from time to time exercise any and all rights of the Compensation Committee under the 2015 Incentive Award Plan except with respect to matters under Rule 16b-3 under the Exchange Act or Section 162(m) of the Tax Code, or any regulations or rules issued thereunder, that are required to be determined in the discretion of the Compensation Committee.

2015 Incentive Award Plan Benefits

        Future benefits under the 2015 Incentive Award Plan are not currently determinable. Moreover, the benefits to any director, officer or employee from future equity awards will not increase by reason of approval of this proposal. Whether future awards will be made will depend on Compensation Committee action (or Board action with respect to awards to non-employee directors) and the value of any future equity awards will ultimately depend on the future price of the Company's common stock, among other factors, and will be subject to such vesting conditions as the Compensation Committee or Board determines from time to time. For further details on the awards granted for 2014 and before, please refer to the executive and director compensation tables beginning on pages 48 and 19, respectively, of this Proxy Statement.

        Effective Date and Term.    The effective date of the 2015 Incentive Award Plan and this proposal will be the date that it is approved by the Company's stockholders, which is expected to be May 6, 2015. If approved, the 2015 Incentive Award Plan will have a term of ten years during which equity awards may be granted to eligible participants.

        Types of Awards under the 2015 Incentive Award Plan.    The 2015 Incentive Award Plan provides the Board and/or Compensation Committee with the discretion to provide for the award of incentive stock options, nonqualified stock options, restricted stock, stock appreciation rights, performance shares, performance stock units, performance bonuses, dividend equivalents, stock payments, deferred stock units, restricted stock units and/or performance-based awards.

        Stock Options.    A stock option grants an optionee the right to receive a predetermined number of shares upon payment of an exercise price. Stock options may be designated at the time of grant as either incentive stock options, as defined under Section 422 of the Tax Code, or nonqualified stock options. The 2015 Incentive Award Plan prohibits repricing of stock options without approval of the stockholders of the Company, and the option exercise price of all stock options granted pursuant to the 2015 Incentive Award Plan will not be less than 100% of the fair market value per share of common stock on the date of grant. Stock options may be exercised as determined by the Compensation Committee, but in no event after the tenth anniversary of the date of grant.

        Upon exercise, the purchase price of the stock option must be paid in full in either cash or other property authorized by the 2015 Incentive Award Plan and approved by the Compensation Committee. The Compensation Committee may also allow a participant to exercise a stock option through the delivery of a notice that the participant has placed a market sell order with a broker with respect to shares then issuable upon exercise of the option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale. No participant who is a member of the Board or an "executive officer" of the Company within the meaning of Section 13(k) of the Exchange Act will be permitted to pay the exercise price of an option with a loan from the Company or a loan arranged by the Company.

        Restricted Stock.    A restricted stock award is a grant of shares of common stock that is nontransferable and subject to substantial risk of forfeiture until specific conditions are met. Conditions may be based on continuing employment or achieving performance goals. During the period of restriction, participants holding shares of restricted stock may have full voting and dividend rights with respect to those shares. The restrictions will lapse in accordance with a schedule or other conditions determined by the Compensation Committee.

        Stock Appreciation Rights.    A stock appreciation right ("SAR") is the right to receive payment (either in the form of cash or shares of common stock, as determined by the Compensation Committee) of an amount equal to the excess of the fair market value of a share of common stock on the date of exercise of the SAR over the fair market value of a share of common stock on the date of grant of the SAR. The exercise price for any SAR may not be less than 100% of the fair market value on the date of grant, and the term of a SAR may not exceed ten years.

        Performance Share Awards.    Any participant selected by the Compensation Committee may be granted performance share awards which will be denominated in a number of shares of stock and which may be linked to any one or more of the performance metrics (described below) or other specific performance criteria determined appropriate by the Compensation Committee, in each case on a specified date or dates or over any period or periods determined by the Compensation Committee. In making such determinations, the Compensation Committee will consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular participant.

        Performance Stock Units.    The Compensation Committee may grant performance stock unit awards which will be denominated in unit equivalent of shares of stock and/or units of value including dollar value of shares of stock and which may be linked to any one or more of the performance metrics or other specific performance criteria determined appropriate by the Compensation Committee, in each case on a specified date or dates or over any period or periods determined by the Compensation Committee.

        Performance Bonus Awards.    Any participant selected by the Compensation Committee may be granted performance-based awards in the form of a cash bonus payable upon the attainment of performance goals that are established by the Compensation Committee and relate to one or more of the performance metrics, in each case on a specified date or dates or over any period or periods determined by the Compensation Committee.

        Dividend Equivalents.    The Compensation Committee may grant dividend equivalents based on the dividends declared on the shares of stock that are subject to any award, to be credited as of dividend payment dates, during the period between the date the award is granted and the date the award is exercised, vests or expires, as determined by the Compensation Committee. Dividend equivalents will be converted to cash or additional shares of stock by such formula and at such time and subject to such limitations as may be determined by the Compensation Committee.

        Stock Payments.    The Compensation Committee may grant stock payments, including payments in lieu of base salary, bonus, or other cash compensation otherwise payable to the participant. The number of shares will be determined by the Compensation Committee and may be based upon the performance metrics or other specific criteria determined appropriate by the Compensation Committee.

        Deferred Stock and Restricted Stock Units.    A restricted stock unit is the right to receive a share of the Company's common stock upon satisfaction of conditions specified by the Compensation Committee, which may be time-based and/or performance based. Deferred stock is the right to receive shares of the Company's common stock at the end of a specified deferral period. Restricted stock units and deferred stock may be granted by the Compensation Committee on a stand-alone basis or may be granted pursuant to the election of a grantee to defer payment or distribution of the award. Time-based restrictions may lapse over time, subject to certain restrictions contained in the 2015 Incentive Award Plan.

        Performance Awards and Goals.    The terms and conditions of any performance-based award may provide for the grant, vesting or payment of awards to be contingent upon the achievement of one or more specified performance goals that the Compensation Committee establishes. If the performance goals are met, payment may be made in cash or by issuance of shares, options, restricted stock or other stock-based awards.

        Qualified Performance-Based Awards under Section 162(m) of the Tax Code.    The Compensation Committee may designate any award granted under the 2015 Incentive Award Plan as a "qualified performance-based award" for the purpose of making the award fully deductible without regard to the $1,000,000 deduction limit imposed by Section 162(m) of the Tax Code. If an award is so designated, to achieve the desired tax treatment, the Compensation Committee must establish objectively determinable performance goals for the award. Performance goals for such awards shall be based on one or more of the following criteria, which may be expressed in terms of Company-wide objectives or in terms of objectives that relate to the performance of a unit, division, group or plan of the Company and may be measured either in absolute terms or as compared to any incremental change or as compared to results of a peer group:

•

net earnings (either before or after interest, taxes, depreciation and amortization)

•

economic value-added

•

sales or revenue

•

net earnings (either before or after taxes)

•

operating earnings

•

cash flow (including, but not limited to, operating cash flow and free cash flow)

•

cash flow return on capital

•

return on net assets

•

return on stockholders' equity

•

return on assets

•

return on capital

•

stockholder returns

•

return on sales

•

gross or net profit margin

•

productivity

•

expense

•

margins

•

operating efficiency

•

customer satisfaction

•

working capital

•

earnings per share

•

price per share of common stock

•

market share

•

safety metrics

•

accomplishment of mergers, acquisitions, dispositions or similar extraordinary business transactions

        The Compensation Committee, in its discretion, may provide in any qualified performance-based award that any evaluation of performance will exclude or otherwise objectively adjust for any of the following events that occurs during a performance period: (a) asset write-downs or impairment charges; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (d) accruals for reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in the then-current accounting principles; (f) extraordinary nonrecurring items as described in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to shareholders for the applicable year; (g) acquisitions or divestitures; and (h) foreign exchange gains and losses.

        Performance goals need not be based upon an increase or positive result under a business criterion and could include, for example, the maintenance of the status quo or the limitation of economic losses (measured, in each case, by reference to a specific business criterion). Performance periods for any qualified-based award must be at least twelve months, provided that this limitation will not apply to sign-on, inducement, or similar retention awards.

        Each qualified performance-based award (other than a market-priced option or SAR) generally will be earned, vested and payable, as applicable, upon the achievement of performance goals established by the Compensation Committee based upon one or more of the above-listed qualified performance criteria, together with the satisfaction of any other conditions as the Compensation Committee may determine to be appropriate.

        Any payment of a qualified performance-based award will be conditioned on the written certification of the Compensation Committee in each case that the performance goals and any other material conditions were satisfied. To comply with Section 162(m), qualified performance-based award may not be amended, nor may the Compensation Committee exercise any discretionary authority it may otherwise have under the 2015 Incentive Award Plan, in any manner to waive the achievement of the applicable performance goal based on qualified business criteria or to increase the amount payable pursuant to the performance goal or the value of the award, or otherwise in a manner that would cause the award to cease to qualify for the Section 162(m) exemption. However, the Compensation Committee has the right to exercise negative discretion to determine that the portion of such award actually earned, vested and/or payable (as applicable) shall be less than the portion that would be earned, vested and/or payable based solely upon application of the applicable performance goals.

        While the Compensation Committee considers the tax and accounting implications of compensation, they are not the only factors considered. In some cases, other important considerations outweigh tax or accounting considerations. Accordingly, under the 2015 Incentive Award Plan, the Compensation Committee may exercise discretion to pay nondeductible compensation if the Compensation Committee determines that following the requirements of Section 162(m) would not be in the interests of our shareholders.

        Vesting.    Full value awards generally will become vested over a period of not less than three years following the date the award is made, subject to accelerated vesting to the extent permitted in the event of death, disability, retirement, change of control or involuntary termination. The three year vesting requirement does not apply to (a) stock options and stock appreciation rights, (b) any award for which the participant pays the intrinsic value of the award (either directly or by forgoing the right to receive a cash payment), (c) any award granted in lieu of other compensation, (d) any award made to an independent director with respect to his or her annual or quarterly cash or stock retainer payments for services rendered, including the deferral of such payments, or (e) any sign-on, inducement, or similar retention award made to a newly hired employee or new independent director.

        Amendment and Termination.    The Compensation Committee, subject to approval of the Board, may terminate, amend or modify the 2015 Incentive Award Plan at any time; provided, however, that stockholder approval will be obtained for any amendment to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule, to increase the number of shares available under the 2015 Incentive Award Plan, to permit the Compensation Committee to grant options with a price below fair market value on the date of grant or to extend the exercise period for an option beyond ten years from the date of grant. In addition, absent stockholder approval, no option may be amended to reduce the per share exercise price of the shares subject to such option below the per share exercise price as of the date the option was granted and, except to the extent permitted by the 2015 Incentive Award Plan in connection with certain changes in capital structure, no option may be granted in exchange for, or in connection with, the cancellation or surrender of an option having a higher per share exercise price. In no event may an award be granted pursuant to the 2015 Incentive Award Plan on or after the tenth anniversary of the date the stockholders initially approved the 2015 Incentive Award Plan.

U.S. Federal Income Tax Consequences

        The following is a general discussion of the U.S. income tax consequences of awards made under the 2015 Incentive Award Plan. The information is provided for stockholders considering how to vote on this proposal and is not tax guidance to participants.

        With respect to nonqualified stock options, the Company is generally entitled to deduct an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise, and the optionee recognizes an equivalent amount in his or her taxable income.

        With respect to incentive stock options, the Company is generally not entitled to a deduction, and the optionee does not recognize taxable income, at the time of grant or at the time of exercise. Instead, the tax event occurs at the time the stock acquired pursuant to the incentive stock option is sold or otherwise disposed of by the participant. If the acquired stock is held for a minimum of two years from the date of grant and one year from the date of exercise (the "statutory holding period"), the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and the Company will not be entitled to any corresponding tax deduction. If the statutory holding period requirements are not met, the incentive stock option generally will be taxed as of the date of sale of the stock in the same manner as described above for nonqualified stock options and the Company will be entitled to a tax deduction.

        The current U.S. income tax consequences of other awards are generally as follows: stock-settled SARs are taxed and deductible in substantially the same manner as nonqualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant under Section 83(b) of the Tax Code); stock-based performance awards, dividend equivalents and other types of awards are generally subject to tax at the time of payment. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income, subject to Tax Code Section 162(m) with respect to covered employees.

        Certain types of awards under the 2015 Incentive Award Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Tax Code. Unless certain requirements set forth in Section 409A of the Tax Code are complied with, participants may be taxed earlier than would otherwise be the case and may be subject to an additional 20% income tax (and, potentially, certain interest penalties). To the extent applicable, the 2015 Incentive Award Plan and awards granted under the 2015 Incentive Award Plan will be interpreted and/or amended to comply with Section 409A of the Tax Code and Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Tax Code.

Equity Compensation Plan Information

        The following table sets forth information as of December 31, 2014 concerning our common stock authorized for issuance under the Company's prior plans.

Plan Category	Number of shares to be issued upon exercise	Weighted- average exercise of outstanding securities	Number of securities available for issuance under plan

2005 Incentive Award Plan Equity Compensation:

Stock options	278,429	$79.23(2)

Restricted stock units	88,532	N/A

Performance stock units	59,627	N/A

Deferred stock units	76,175	N/A

Total securities under approved plans	502,763		1,677,368

Equity compensation plans not approved by stockholders:(1)

Deferred stock units	32,015	N/A	6,963

Total	534,778		1,684,331

(1)
For 2007 and earlier years, common stock issued to directors as compensation was allocated under the 2004 Directors Deferred Share Plan, which is no longer active. In 2008, we began issuing director compensation shares under the 2005 Incentive Award Plan.

(2)
The weighted average exercise price does not include outstanding RSUs, PSUs or deferred stock units.

Vote Required

        Approval of the 2015 Incentive Award Plan requires the affirmative vote of the holders of a majority of the shares of common stock present and entitled to vote at the meeting. Abstentions will have the same effect as votes against the resolution. Broker non-votes will be treated as shares present for quorum purposes but not entitled to vote, so they will not affect the outcome of the vote on this proposal.

Recommendation

        Based on the foregoing reasons, the Board of Directors recommends that you vote in favor of adoption of the Compass Minerals International, Inc. 2015 Incentive Award Plan, as set forth in Appendix A.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL
OF THE 2015 INCENTIVE AWARD PLAN.

AUDIT MATTERS

PROPOSAL 4—RATIFICATION OF
APPOINTMENT OF INDEPENDENT REGISTERED ACCOUNTING FIRM

Appointment of the Independent Registered Accounting Firm

        Ernst & Young LLP ("Ernst & Young") audited the Company's annual financial statements for the year ended December 31, 2014. The Audit Committee has appointed Ernst & Young to be the Company's independent registered accounting firm for the fiscal year ending December 31, 2015, and the stockholders are asked to ratify this appointment at the Annual Meeting. The Company has invited representatives of Ernst & Young to be present at the Annual Meeting and expects that they will attend. If present, these representatives will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions from the stockholders at the Annual Meeting.

Auditor Fees

        The following table shows the fees paid or accrued for audit and other services provided by Ernst & Young for fiscal 2014 and 2013 (in millions):

	2014	2013
Audit Fees(1)	$1.0	$0.9
Audit-Related Fees(2)	$0.2	$0.1
Tax Fees(3)	$0.1	$0.5
All Other Fees	$0.0	$0.0

Total	$1.3	$1.5

(1)
Relates to services for the annual financial statement audits included in our Annual Report on Form 10-K, quarterly reviews of the financial statements included in our Quarterly Reports on Form 10-Q, other financial statement audits that were required by SEC rules and reviews of other SEC filings.

(2)
Relates to audits of pension and retirement plans.

(3)
Relates to services for reviews of certain tax filings as well as research and advice on tax planning matters.

        The Audit Committee's policy is to pre-approve all audit and audit-related services provided by the independent registered accounting firm. The Audit Committee considers annually for pre-approval a list of specific services and categories of services for the upcoming or current fiscal year. All non-audit services that were not included in the pre-approved list are approved by the Audit Committee individually, in advance, in accordance with our policy. Any service that is not included in the approved list of services or that does not fit within the definition or authority limit of a pre-approved service is required to be presented separately to the Audit Committee for consideration at its next regular meeting or, if earlier consideration is required, by other means of communication. The Audit Committee approved all audit, audit-related and tax services provided by the independent registered accounting firm for 2014 and 2013.

        Under Company policy and/or applicable rules and regulations, the independent registered accounting firm is prohibited from providing the following types of services to the Company: (i) bookkeeping or other services related to the Company's accounting records or financial statements; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-

in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions; (vii) human resources; (viii) broker-dealer, investment advisor or investment banking services; (ix) legal services; and (x) expert services unrelated to the audit.

Vote Required

        The Audit Committee was responsible for selecting Compass Minerals' independent registered accounting firm for fiscal year 2015. Accordingly, stockholder approval is not required to appoint Ernst & Young as Compass Minerals' independent registered accounting firm for fiscal year 2015. The Board of Directors believes, however, that submitting the appointment of Ernst & Young to the stockholders for ratification is a matter of good corporate governance. If the stockholders do not ratify the appointment, the Audit Committee will review its future selection of the independent registered accounting firm.

        The ratification of the Audit Committee's selection of Ernst and Young LLP as our independent registered public accounting firm requires the affirmative vote of the holders of a majority of the shares of common stock present and entitled to vote at the meeting. Abstentions will have the same effect as votes against the ratification.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR"
THE RATIFICATION OF ERNST & YOUNG LLP
AS INDEPENDENT REGISTERED ACCOUNTING FIRM FOR 2015.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        The Audit Committee operates pursuant to a written charter, which has been approved and adopted by the Board of Directors and is reviewed and reassessed annually by the Audit Committee. The Audit Committee Charter is available in the Corporate Governance section of the Company's website (http://www.compassminerals.com). For the year that ended December 31, 2014, and as of the date of the adoption of this report, the Audit Committee consisted of four directors who met the independence and experience requirements of the New York Stock Exchange. The Board of Directors has determined that Mr. Premdas and Mr. Bell are each an "audit committee financial expert" as defined by the applicable rules of the Securities and Exchange Commission.

        The Audit Committee reviews Compass Minerals' financial reporting process on behalf of the Board of Directors and oversees the entire audit function, including the appointment, compensation and oversight of independent registered public accountants. The Company has engaged Ernst & Young LLP as the Company's independent auditors since 2005. Management of the Company has the primary responsibility for the Company's financial reporting process, principles and internal controls, as well as preparation of its financial statements. The Company's independent registered public accountants are responsible for performing an audit of the Company's financial statements and expressing an opinion as to the conformity of such financial statements to accounting principles generally accepted in the United States.

        In fulfilling its responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements for the year that ended December 31, 2014, including a discussion of the acceptability and quality of the accounting principles, the reasonableness of significant accounting judgments and critical accounting policies and estimates, the clarity of disclosures in the financial statements and management's assessment and report on internal control over financial reporting. The Audit Committee also discussed with the Chief Executive Officer and Chief Financial Officer their respective certifications with respect to Compass Minerals' Annual Report on Form 10-K for the year that ended December 31, 2014, and discussed with management its assessment of internal controls over financial reporting.

        The Audit Committee reviewed with the independent registered public accountants who are responsible for expressing opinions on (i) the conformity of those audited financial statements with generally accepted accounting principles, and (ii) the effectiveness of internal controls over financial reporting, their judgments as to the acceptability and quality of Compass Minerals' accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards and under the standards established by the Public Company Accounting Oversight Board (United States), including those matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board in Release No. 2012-004. In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accountants required by applicable requirements of the Public Company Accounting Oversight Board for Independent Auditor Communications with Audit Committees concerning independence and has discussed those disclosures and other matters relating to independence with the independent registered public accountants.

        The Audit Committee discussed with Compass Minerals' internal auditors and independent registered public accountants the overall scope and plans for their respective audits. The Audit Committee met with the internal auditor and independent registered public accountants, with and without management present, to discuss the results of their examinations of Compass Minerals' internal controls, including controls over the financial reporting process and the overall quality of Compass Minerals' financial reporting.

        Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent registered public accountants. The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accountants, nor can the Audit Committee certify that the independent registered public accountants are indeed "independent" under applicable rules. The Audit Committee serves a board-level oversight role in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the Audit Committee's members in business, financial and accounting matters.

        In reliance on the reviews and discussions with management and with the independent registered public accountants referred to above, and the receipt of an unqualified opinion from Ernst & Young LLP dated February 23, 2015, regarding the audited financial statements of Compass Minerals for the year that ended December 31, 2014, as well as the opinion of Ernst & Young LLP on the effectiveness of internal controls over financial reporting, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2014, for filing with the Securities and Exchange Commission.

Perry W. Premdas, Chair
Bradley J. Bell
Richard S. Grant
Paul S. Williams

        The foregoing Report of the Audit Committee of the Board of Directors shall not be deemed to be soliciting material or be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent Compass Minerals specifically incorporates this information by reference and shall not otherwise be deemed to be filed with the SEC under such Acts.

 OTHER MATTERS

        We know of no other business that will be presented at the meeting. If any other matter properly comes before the stockholders for a vote at the meeting, however, the proxy holders will vote your shares in accordance with their best judgment.

ADDITIONAL FILINGS AND INFORMATION

        To reduce the expense of delivering duplicate proxy materials to stockholders who may have more than one account holding Compass Minerals stock, we have adopted a procedure approved by the SEC called "householding." Under this procedure, certain stockholders of record who have the same address and last name, and who do not participate in electronic delivery of proxy materials, will receive only one copy of our Notice of Internet Availability of Proxy Materials, and as applicable, any additional proxy materials that are delivered, until such time as one or more of these stockholders notifies us that they want to receive separate copies. This procedure reduces duplicate mailings and saves printing costs and postage fees. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions. Stockholders who hold shares in "street name" may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

        If your shares are held by an intermediary broker, dealer or bank in "street name," your consent to householding may be sought, or may already have been sought, by or on behalf of the intermediary. If you wish to revoke a consent to householding obtained by a broker, dealer or bank which holds shares for your account, you may do so by calling Broadridge, toll free at 1-800-542-1061. You will need your 12 digit investor identification number. You may also write to Broadridge Householding Department, 51 Mercedes Way, Edgewood, NY 11717, or contact your broker, bank or other intermediary.

        If you are a stockholder of record and receive a single set of proxy materials as a result of householding, and you would like to have separate copies of our Notice of Internet Availability of Proxy

Materials, Annual Report, or Proxy Statement mailed to you, please submit a request to our Corporate Secretary at Compass Minerals International, Inc., 9900 West 109th Street, Suite 100, Overland Park, KS 66210 and we will promptly send you what you have requested. However, please note that if you want to receive a paper proxy or voting instruction form or other proxy materials for purposes of this year's Annual Meeting, follow the instructions included in the Notice of Internet Availability that was sent to you. You can also contact us at the address above if you received multiple copies of the Annual Meeting materials and would prefer to receive a single copy in the future, or if you would like to opt out of householding for future mailings.

        The Company's Forms 10-K, 10-Q, 8-K and all amendments to those reports are available without charge through the Company's website as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC. They may be accessed at http://www.compassminerals.com. Additional copies of the Company's annual report to stockholders are available upon a written request to the Company at Compass Minerals International, Inc., 9900 West 109th Street, Suite 100, Overland Park, Kansas 66210, Attention: Secretary.

Proxy Solicitation

        Compass Minerals will bear the entire cost of this proxy solicitation. In addition to soliciting proxies by this mailing, we expect that our directors, officers and regularly engaged employees may solicit proxies personally or by mail, telephone, facsimile or other electronic means, for which solicitation they will not receive any additional compensation. Compass Minerals will reimburse brokerage firms, custodians, fiduciaries and other nominees for their out-of-pocket expenses in forwarding solicitation materials to beneficial owners upon our request.

Stockholder Proposals for 2016 Annual Meeting

        Any stockholder who intends to present a proposal at the Annual Meeting in 2016 must deliver the proposal to Compass Minerals International, Inc., 9900 West 109th Street, Suite 100, Overland Park, Kansas 66210, Attention: Secretary

  •
  if the proposal is submitted for inclusion in our proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, not later than November 27, 2015;

  •
  if the proposal is submitted pursuant to Compass Minerals' Bylaws (in which case we are not required to include the proposal in our proxy materials), not later than the close of business on February 6, 2016 nor earlier than the close of business on January 7, 2016. However, if the 2016 Annual Meeting is more than thirty (30) days before or after the anniversary of the 2015 Annual Meeting, then to be timely the stockholder notice must be delivered to the Company not earlier than the close of business on the one hundred twentieth (120th) day prior to such Annual Meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such Annual Meeting or, if later, the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Company.

By order of the Board of Directors,

Matthew J. Foulston Chief Financial Officer and Secretary

APPENDIX A

COMPASS MINERALS INTERNATIONAL, INC.
2015 INCENTIVE AWARD PLAN

ARTICLE 1—PURPOSE

        The purpose of the Compass Minerals International, Inc. 2015 Incentive Award Plan is to promote the success and enhance the value of Compass Minerals International, Inc., a Delaware corporation, by linking the personal interests of the members of the Board and Employees to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board and Employees upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent.

ARTICLE 2
DEFINITIONS AND CONSTRUCTION

        Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

        2.1   "Award" means a compensatory award granted to a Participant under the Plan pursuant to which such Participant may receive cash, Stock or a combination of both.

        2.2   "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award, including through electronic medium.

        2.3   "Board" means the Board of Directors of the Company.

        2.4   "Change of Control" means and includes each of the following:

    (a)
    A transaction or series of transactions (other than an offering of Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any "person" or related "group" of "persons" (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its Subsidiaries, an employee benefit plan maintained by the Company or any of its Subsidiaries, or a "person" that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of the Company's securities outstanding immediately after such acquisition; or

    (b)
    The date a majority of the members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board before the date of the appointment or election; or

    (c)
    The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination, or (y) a sale or other disposition of all or substantially all of the Company's assets, or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

            (i)     Which results in the Company's voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company's assets or otherwise succeeds to the business of the Company (the Company or such person, the "Successor Entity")) directly or indirectly, at least a majority of the combined voting power of the Successor Entity's outstanding voting securities immediately after the transaction, and

            (ii)    After which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.4(c)(ii) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction.

        2.5   "Code" means the Internal Revenue Code of 1986, as amended.

        2.6   "Committee" means the committee of the Board described in Article 12.

        2.7   "Company" means Compass Minerals International, Inc., a Delaware corporation.

        2.8   "Covered Employee" means an Employee who is a "covered employee" within the meaning of Section 162(m) of the Code.

        2.9   "Deferred Stock Units" means a right to receive a specified number of shares of Stock during specified time periods pursuant to Section 8.6.

        2.10 "Dividend Equivalents" means a right granted to a Participant pursuant to Section 8.4 to receive the equivalent value (in cash or Stock) of dividends paid on Stock.

        2.11 "Effective Date" shall have the meaning set forth in Section 13.1.

        2.12 "Employee" means any employee (including an officer) employed by the Company or any Subsidiary.

        2.13 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        2.14 "Fair Market Value" means, as of any given date, (i) the closing market price at which a share of Stock shall have been sold on the date of the Award, or on the next trading day if such date was not a trading date, as reported on the New York Stock Exchange Composite Transactions listing, or (ii) if the Stock is not listed on the New York Stock Exchange, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable and in compliance with Code Section 409A.

        2.15 "Full Value Award" means any Award other than (i) an Option; (ii) Stock Appreciation Right; or (iii) an Award for which the Participant pays the intrinsic value (whether directly or by forgoing a right to receive a cash payment from the Company).

        2.16 "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

        2.17 "Independent Director" means a member of the Board who is not an Employee of the Company or Subsidiary.

        2.18 "Non-Employee Director" means a member of the Board who qualifies as a "Non-Employee Director" as defined in Rule 16b-3(b)(3) under the Exchange Act, or any successor rule.

        2.19 "Non-Qualified Stock Option" means an Option that is not intended to be an Incentive Stock Option.

        2.20 "Option" means a right granted to a Participant pursuant to Article 5 of the Plan to purchase a specified number of shares of Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

        2.21 "Participant" means an Employee or Independent Director who has been granted an Award pursuant to the Plan.

        2.22 "Performance-Based Award" means an Award granted to a Participant, the payment of which is contingent upon achieving certain Performance Goals established by the Committee.

        2.23 "Performance Bonus" means a cash bonus Award granted pursuant to Section 8.3.

        2.24 "Performance Criteria" means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria shall be applicable to the organizational level specified by the Committee, including, but not limited to the Company or a unit, division, group or plan of the Company and may be measured either in absolute terms or as compared to any incremental change or as compared to results of a peer group. The Committee shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

        2.25 "Performance Goals" means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual, and may be measured either in absolute terms or as compared to any incremental change or as compared to results of a peer group. The Committee, in its discretion, may adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

        2.26 "Performance Period" means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to, and the payment of, a Performance-Based Award.

        2.27 "Performance Share" means a right granted to a Participant pursuant to Section 8.1, to receive Stock, the payment of which is contingent upon achieving certain Performance Goals established by the Committee.

        2.28 "Performance Stock Unit" means a right granted to a Participant pursuant to Section 8.2, to receive Stock, the payment of which is contingent upon achieving certain performance goals established by the Committee.

        2.29 "Plan" means this Compass Minerals International, Inc. 2015 Incentive Award Plan, as it may be amended from time to time.

        2.30 "Prior Plan" means the Compass Minerals International, Inc. 2005 Incentive Award Plan, as amended.

        2.31 "Qualified Performance-Based Compensation" means any compensation that is intended to qualify as "qualified performance-based compensation" as described in Section 162(m)(4)(C) of the Code.

        2.32 "Restricted Stock" means Stock awarded to a Participant pursuant to Article 6 that is subject to certain restrictions and may be subject to risk of forfeiture.

        2.33 "Restricted Stock Unit" means an Award granted pursuant to Section 8.7.

        2.34 "Rules, Policies and Procedures" means the rules, policies and procedures adopted by the Committee pursuant to Article 12, for the purpose of administering the Plan and Awards granted hereunder.

        2.35 "Stock" means the common stock of the Company, par value $0.01 per share, and such other securities of the Company that may be substituted for Stock pursuant to Article 11.

        2.36 "Stock Appreciation Right" or "SAR" means a right granted pursuant to Article 7 to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date the SAR is exercised over the Fair Market Value on the date the SAR was granted as set forth in the applicable Award Agreement.

        2.37 "Stock Payment" means (a) a payment in the form of shares of Stock, or (b) an option or other right to purchase shares of Stock, as part of any bonus, deferred compensation or other arrangement, made in lieu of all or any portion of the compensation, granted pursuant to Section 8.5.

        2.38 "Subsidiary" means any corporation or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

ARTICLE 3
SHARES SUBJECT TO THE PLAN

        3.1    Number of Shares.

          (a)    Aggregate Shares.    Subject to Article 11 and Section 3.1(b), the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan shall be 3,000,000. No new awards will be made under the Prior Plan on or after the Effective Date of this Plan and the Prior Plan shall remain in effect only so long as awards made under the Prior Plan remain outstanding.

          (b)    Share Counting.    The Plan's reserved share limit as of any date shall be determined as follows:

            (1)    Shares of Stock covered by an Award shall be subtracted from the Plan's reserved share limit on a one-for-one basis as of the grant date of such Award; provided that any Full Value Award shall count against such limit at a rate of 2.0 shares for each share of Stock covered by such Full Value Award.

            (2)    The full number of shares subject to an Option shall count against the number of shares remaining available for issuance pursuant to Awards made under the Plan, even if the exercise price of an Option is satisfied through net-settlement or by delivering shares of Stock to the Company (by either actual delivery or attestation).

            (3)    Upon exercise of Stock Appreciation Rights that are settled in shares of Stock, the full number of Stock Appreciation Rights (rather than the net number of shares actually delivered upon exercise) shall count against the number of shares remaining available for issuance pursuant to Awards granted under the Plan.

            (4)    Shares of Stock withheld from an Award to satisfy tax withholding requirements shall count against the number of shares remaining available for issuance pursuant to Awards granted under the Plan, and shares delivered by a Participant to satisfy tax withholding requirements shall not be added to the Plan share reserve.

            (5)    Shares of Stock repurchased on the open market with the proceeds from the exercise of an Option shall not again be made available for issuance under the Plan.

            (6)    To the extent that all or a portion of an Award is canceled, terminates, expires, is forfeited or lapses for any reason, including by reason of failure to meet time-based vesting requirements or to achieve performance goals, any unissued or forfeited shares subject to the Award will not be added back to the Plan share reserve and will not again be available for issuance pursuant to Awards made under the Plan.

            (7)    Shares of Stock subject to Awards settled in cash will not be added back to the Plan share reserve and will not again be available for issuance under the Plan.

            (8)    Substitute Awards made pursuant to Section 4.3 of the Plan shall not count against the Shares otherwise available for issuance under the Plan under Section 3.1(a).

            (9)    Subject to applicable Exchange Act requirements, shares available under a shareowner-approved plan of a company acquired by the Company (as appropriately adjusted to shares to reflect the transaction) may be issued under the Plan pursuant to Awards made to individuals who were not employees of the Company or its Subsidiaries immediately before such transaction and will not count against the maximum share limitation specified in Section 3.1(a).

Notwithstanding the provisions of this Section 3.1(b), no shares of Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

        3.2    Stock Distributed.    Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

        3.3    Limitation on Awards.    Notwithstanding any provision in the Plan to the contrary, and subject to Article 11, the maximum number of shares of Stock with respect to one or more Awards that may be granted during any calendar year shall be limited to 500,000 shares with respect to an Employee and 10,000 shares with respect to an Independent Director. The maximum amount that may be paid in cash during any calendar year with respect to an Award payable in cash or property other than Stock shall be $5,000,000. For purposes of applying these limits in the case of multi-year Performance Periods, the amount of cash or property or shares of Stock deemed paid with respect to any one calendar year is the total amount payable or shares of Stock earned for the Performance Period divided by the number of calendar years in the Performance Period.

ARTICLE 4
ELIGIBILITY AND PARTICIPATION

        4.1    Eligibility.

          (a)    General.    Persons eligible to participate in this Plan are Employees and Independent Directors, as determined by the Committee.

          (b)    Foreign Participants.    Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have Employees or Independent Directors, the Committee, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which Employee or members of the Board outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to Employees or members of the Board outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Sections 3.1 and 3.3 of the Plan; and (v) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act, the Code, any securities law, or governing statute or any other applicable law.

        4.2    Participation.    Subject to the provisions of the Plan, the Committee may, from time to time, select from among all eligible individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No individual shall have any right to be granted an Award pursuant to this Plan.

        4.3    Substitute Awards.    The Committee may grant Awards under the Plan in substitution for stock and stock-based awards held by employees of another entity who become employees of the Company or a Subsidiary as a result of a merger or consolidation of the former employing entity with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the former employing corporation. The Committee may direct that the substitute awards be made on such terms and conditions as the Committee considers appropriate in the circumstances.

ARTICLE 5
STOCK OPTIONS

        5.1    General.    The Committee is authorized to grant Options to Participants on the following terms and conditions:

          (a)    Exercise Price.    The exercise price per share of Stock subject to an Option shall be determined by the Committee and set forth in the Award Agreement; provided that the exercise price for any Option shall not be less than 100% of the Fair Market Value on the date of grant.

          (b)    Time and Conditions of Exercise.    The Committee shall determine the time or times at which an Option may be exercised in whole or in part; provided that the term of any Option granted under the Plan shall not exceed ten (10) years. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

          (c)    Payment.    The Committee shall determine the methods by which the exercise price of an Option may be paid and the form of payment, including, without limitation: (i) cash (or its equivalent), (ii) except with respect to Incentive Stock Options, shares of Stock issuable to the Option holder upon exercise of the Option, with a Fair Market Value on the date of the Option exercise equal to the aggregate Option exercise price of the shares with respect to which such Option or portion thereof is thereby exercised, (iii) shares of Stock held for such period of time as may be required by the Committee in order to avoid adverse financial accounting consequences and having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, or (iv) through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; provided that payment of such proceeds is then made to the Company upon settlement of such sale. The Committee shall also determine the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a member of the Board or an "executive officer" of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to pay the exercise price of an Option with a loan from the Company or a loan arranged in violation of Section 13(k) of the Exchange Act.

          (d)    Evidence of Grant.    All Options shall be evidenced by an Award Agreement between the Company and the Participant. The Award Agreement shall include such additional provisions as may be specified by the Committee.

          (e)    Prohibition on Repricing.    Notwithstanding any provision in this Plan to the contrary, absent approval of the stockholders of the Company, (i) no Option may be amended to reduce the per share exercise price of the shares subject to such Option below the per share exercise price as of the date the Option is granted; (ii) except as permitted by Article 11, no Option may be granted in exchange for, or in connection with, the cancellation or surrender of an Option having a higher per share exercise price; and (iii) the Company may not repurchase an Option for value from a Participant if the current Fair Market Value of the Stock underlying the Option is lower than the exercise price per share of the Option.

        5.2    Incentive Stock Options.    Incentive Stock Options shall be granted only to Employees and the terms of any Incentive Stock Options granted pursuant to the Plan, in addition to the requirements of Section 5.1, must comply with the following additional provisions of this Section 5.2:

          (a)    Expiration of Option.    An Incentive Stock Option may not be exercised to any extent by anyone after the first to occur of the following events: (i) ten (10) years from the date it is granted, unless an earlier time is set in the Award Agreement; (ii) three (3) months after the Participant's termination of employment as an Employee; and (iii) one (1) year after the date of the Participant's termination of employment or service on account of disability or death. Upon the Participant's disability or death, any Incentive Stock Options exercisable at the Participant's disability or death may be exercised by the Participant's legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant's last will and testament, or, if the Participant fails to make testamentary disposition of such Incentive Stock Option or dies intestate, by the person or persons entitled to receive the Incentive Stock Option pursuant to the applicable laws of descent and distribution.

          (b)    Dollar Limitation.    The aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

          (c)    Ten Percent Owners.    An Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company only if such Option is granted at a price that is not less than 110% of Fair Market Value on the date of grant and the Option is exercisable for no more than five years from the date of grant.

          (d)    Notice of Disposition.    The Participant shall give the Company prompt notice of any disposition of shares of Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of grant of such Incentive Stock Option or (ii) one year after the transfer of such shares of Stock to the Participant.

          (e)    Expiration of Incentive Stock Options.    No Award of an Incentive Stock Option may be made pursuant to this Plan after the tenth anniversary of the Effective Date.

          (f)    Right to Exercise.    During a Participant's lifetime, an Incentive Stock Option may be exercised only by the Participant.

          (g)    Failure to Meet Requirements.    Any Option (or portion thereof) purported to be an Incentive Stock Option, which, for any reason, fails to meet the requirements of Section 422 of the Code shall be considered a Non-Qualified Stock Option.

ARTICLE 6
RESTRICTED STOCK AWARDS

        6.1    Grant of Restricted Stock.    The Committee is authorized to make Awards of Restricted Stock to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. All Awards of Restricted Stock shall be evidenced by an Award Agreement.

        6.2    Issuance and Restrictions.    Subject to Section 10.7, Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise (including, without limitation, pursuant to the satisfaction of time vesting requirements, performance vesting requirements, or both), as the Committee determines at the time of the grant of the Award or thereafter.

        6.3    Forfeiture.    Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that, except as otherwise provided by Section 10.7, the Committee may (a) provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and (b) in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

        6.4    Certificates for Restricted Stock.    Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

ARTICLE 7
STOCK APPRECIATION RIGHTS

        7.1    Grant of Stock Appreciation Rights.

    (a)
    A Stock Appreciation Right may be granted to any Participant selected by the Committee. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement; provided that in no event shall (i) the exercise price for any Stock Appreciation Right be less than 100% of the Fair Market Value on the date of grant, or (ii) the term of the Stock Appreciation Right exceed ten (10) years.

    (b)
    A Stock Appreciation Right shall entitle the Participant (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount equal to the product of (i) the excess of (A) the Fair Market Value of the Stock on the date the Stock Appreciation Right is exercised over (B) the Fair Market Value of the Stock on the date the Stock Appreciation Right was granted and (ii) the number of shares of Stock with respect to which the Stock Appreciation Right is exercised, subject to any limitations the Committee may impose.

        7.2    Payment and Limitations on Exercise.

    (a)
    Payment of the amounts determined under Section 7.1(b) above shall be in cash, in Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee in the Award Agreement.

    (b)
    To the extent payment for a Stock Appreciation Right is to be made in cash, the Award Agreement shall, to the extent necessary to comply with the requirements of Section 409A of the Code, specify the date of payment which may be different than the date of exercise of the Stock Appreciation Right. If the date of payment for a Stock Appreciation Right is later than the date of exercise, the Award Agreement may specify that the Participant be entitled to earnings on such amount until paid.

    (c)
    To the extent any payment under Section 7.1(b) is effected in Stock, it shall be made subject to satisfaction of the same restrictions, limitations and conditions, if any, pertaining to Options.

        7.3    Prohibition on Repricing.    Notwithstanding any provision in this Plan to the contrary, absent approval of the stockholders of the Company, (i) no Stock Appreciation Right may be amended to reduce the per share exercise price of the shares subject to such Stock Appreciation Right below the per share exercise price as of the date the Stock Appreciation Right is granted; (ii) except as permitted by Article 11, no Stock Appreciation Right may be granted in exchange for, or in connection with, the cancellation or surrender of a Stock Appreciation Right having a higher per share exercise price; and (iii) the Company may not repurchase a Stock Appreciation Right for value from a Participant if the current Fair Market Value of the Stock underlying the Stock Appreciation Right is lower than the exercise price per share of the Stock Appreciation Right.

ARTICLE 8
OTHER TYPES OF AWARDS

        8.1    Performance Share Awards.    Any Participant selected by the Committee may be granted one or more Performance Share Awards which shall be denominated in a number of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

        8.2    Performance Stock Units.    Any Participant selected by the Committee may be granted one or more Performance Stock Unit Awards which shall be denominated in unit equivalent of shares of Stock and/or units of value including dollar value of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

        8.3    Performance Bonus Awards.    Any Participant selected by the Committee may be granted one or more Performance-Based Awards in the form of a cash bonus (a "Performance Bonus") payable upon the attainment of Performance Goals that are established by the Committee and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Committee. Any such Performance Bonus paid to a Covered Employee shall be based upon objectively determinable bonus formulas established in accordance with Article 9.

        8.4    Dividend Equivalents.    Any Participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on the shares of Stock that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Stock or deferred shares or units by such formula and at such time and subject to such limitations as may be determined by the Committee.

        8.5    Stock Payments.    Any Participant selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee; provided, that unless otherwise determined by the Committee such Stock Payments shall be made in lieu of base salary, bonus, or other cash compensation otherwise payable to such Participant. The number of shares shall be determined by the Committee and may be based upon the Performance Criteria or other specific criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

        8.6    Deferred Stock Units.    Any Participant selected by the Committee may be granted an Award of Deferred Stock Units in the manner determined from time to time by the Committee, including but not limited to Deferred Stock Units granted to Independent Directors with respect to annual or quarterly retainers for services rendered or the deferral of such amounts. The number of Deferred Stock Units shall be determined by the Committee and may be linked to the Performance Criteria or other specific criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee, subject to Section 10.7. Stock underlying a Deferred Stock Unit Award will not be issued until the Deferred Stock Unit has vested, pursuant to a vesting schedule or criteria set by the Committee. Unless otherwise provided by the Committee, a Participant awarded Deferred Stock Units shall have no rights as a Company stockholder with respect to such Deferred Stock Units until such time as the Deferred Stock Units Award has vested and the Stock underlying the Deferred Stock Units Award has been issued.

        8.7    Restricted Stock Units.    The Committee is authorized to make Awards of Restricted Stock Units to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. At the time of grant, the Committee shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, subject to Section 10.7. At the time of grant, the Committee shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the grantee. On the maturity date, the Company shall transfer to the Participant one unrestricted, fully transferable share of Stock for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited.

        8.8    Term.    The term of any Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Stock Payments, Deferred Stock Units or Restricted Stock Units shall be set by the Committee in its discretion; provided that the minimum Performance Period with respect to any Performance-Based Award shall be one year; provided, however, the foregoing limitation shall not apply to any sign-on, inducement, or similar retention Award made to a newly hired Employee or new Independent Director.

        8.9    Exercise or Purchase Price.    The Committee may establish the exercise or purchase price, if any, of any Award of Performance Shares, Performance Stock Units, Deferred Stock Units, Stock Payments, or Restricted Stock Units; provided, however, that such price shall not be less than the par value of a share of Stock, unless otherwise permitted by applicable state law.

        8.10    Form of Payment.    Payments with respect to any Awards granted under this Article 8 shall be made in cash, in Stock or a combination of both, as determined by the Committee.

        8.11    Award Agreement.    All Awards under this Article 8 shall be subject to such additional terms and conditions as determined by the Committee and shall be evidenced by an Award Agreement.

ARTICLE 9
PERFORMANCE-BASED AWARDS

        9.1    Purpose.    The purpose of this Article 9 is to provide the Committee the ability to qualify Awards, other than Options and SARs, as Qualified Performance-Based Compensation. If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 9 shall control over any contrary provision contained in Articles 6 or 8; provided, however, that the Committee may in its discretion grant Awards to Covered Employees or other Participants that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 9.

        9.2    Applicability.    This Article 9 shall apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards which are intended to qualify as Qualified Performance-Based Compensation. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one

Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

        9.3    Restrictions on Performance Criteria.    With respect to any Performance-Based Award which is intended to qualify as Qualified Performance-Based Compensation, the Performance Criteria that will be used to establish Performance Goals (any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group) will be limited to the following:

    (a)
    net earnings (either before or after interest, taxes, depreciation and amortization),

    (b)
    economic value-added,

    (c)
    sales or revenue,

    (d)
    net earnings (either before or after taxes),

    (e)
    operating earnings,

    (f)
    cash flow (including, but not limited to, operating cash flow and free cash flow),

    (g)
    cash flow return on capital,

    (h)
    return on net assets,

    (i)
    return on stockholders' equity,

    (j)
    return on assets,

    (k)
    return on capital,

    (l)
    stockholder returns,

    (m)
    return on sales,

    (n)
    gross or net profit margin,

    (o)
    productivity,

    (p)
    expense,

    (q)
    margins,

    (r)
    operating efficiency,

    (s)
    customer satisfaction,

    (t)
    working capital,

    (u)
    earnings per share,

    (v)
    price per share of Stock,

    (w)
    market share,

    (x)
    safety metrics, or

    (y)
    accomplishment of mergers, acquisitions, dispositions or similar extraordinary business transactions.

        The Committee shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

        The Committee may provide in any Performance-Based Award that any evaluation of performance will exclude or otherwise objectively adjust for any of the following events that occur during a performance period: (a) asset write-downs or impairment charges; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (d) accruals for reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in the then-current accounting principles; (f) extraordinary nonrecurring items as described in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to shareholders for the applicable year; (g) acquisitions or divestitures; and (h) foreign exchange gains and losses.

        9.4    Procedures with Respect to Performance-Based Awards.    To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles 6 and 8 which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Covered Employees, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

        9.5    Payment of Performance-Based Awards.    Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or a Subsidiary on the day a Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved. In determining the amount earned under a Performance-Based Award, the Committee may reduce or eliminate the amount of the Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.

        9.6    Additional Limitations.    Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

ARTICLE 10
PROVISIONS APPLICABLE TO AWARDS

        10.1    Stand-Alone and Tandem Awards.    Awards granted pursuant to the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

        10.2    Award Agreement.    Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include the term of an Award, the provisions applicable in the event the Participant's employment or service terminates, and the Company's authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.

        10.3    Limits on Transfer.    No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. Except as otherwise provided by the Committee, no Award shall be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution. The Committee by express provision in the Award or an amendment thereto may permit an Award (other than an Incentive Stock Option) to be transferred to, exercised by and paid to certain persons or entities related to the Participant, including but not limited to members of the Participant's family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant's family and/or charitable institutions, or to such other persons or entities as may be expressly approved by the Committee, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate, tax planning and/or charitable purposes (or to a "blind trust" in connection with the Participant's termination of employment or service with the Company or a Subsidiary to assume a position with a governmental, charitable, educational or similar non-profit institution) and on a basis consistent with the Company's lawful issue of securities.

        10.4    Beneficiaries.    Notwithstanding Section 10.3, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant's spouse as his or her beneficiary with respect to more than 50% of the Participant's interest in the Award shall not be effective without the prior written consent of the Participant's spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant's will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

        10.5    Stock Certificates.    Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed or traded. All Stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Committee shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Committee.

        10.6    Paperless Exercise.    In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Awards, such as a system using an Internet website or interactive voice response, then the paperless exercise of Awards by a Participant may be permitted through the use of such an automated system.

        10.7    Full Value Award Vesting Limitations.    Notwithstanding any other provision of this Plan to the contrary, if the right to become vested in a Full Value Award is conditioned on the completion of a specified period of service with the Company or the Subsidiaries without achievement of Performance Criteria or other performance objectives (whether or not related to the Performance Criteria) being required as a condition of vesting, then the required period of service for full vesting shall be not less than three years (subject to acceleration of vesting, to the extent permitted by the Committee, in the event of the Participant's death, disability, retirement, Change of Control or involuntary termination); provided, however, the foregoing limitation shall not apply to (a) any Award granted in lieu of other compensation, (b) any Award made to an Independent Director with respect to his or her annual or quarterly cash or stock retainer payments for services rendered, including the deferral of such payments, or (c) any sign-on, inducement, or similar retention Award made to a newly hired Employee or new Independent Director.

        10.8    Deferral Policy.    The Committee may permit or require a Participant to defer receipt of the payment of cash or the delivery of shares of Stock that would otherwise be due with respect to an Award granted under this Plan. If any such deferral is required or permitted, such deferral shall be in accordance with Rules, Policies and Procedures established by the Committee, including, but not limited to, rules and policies designed to comply with Section 409A of the Code.

        10.9    Recoupment.    Any Awards granted pursuant to this Plan on or after the Effective Date, and any Stock issued or cash paid pursuant to such an Award, shall be subject to any recoupment or clawback policy that may be adopted by the Committee from time to time and to any requirement of applicable law, regulation or listing standard that requires the Committee to recoup or clawback compensation paid pursuant to such an Award.

ARTICLE 11
CHANGES IN CAPITAL STRUCTURE

        11.1    Adjustments.    In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Stock or the share price of the Stock, the Committee, as it determines to be necessary to prevent dilution or enlargement of the rights of Participants, shall proportionately adjust (a) the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3); (b) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (c) the grant or exercise price per share for any outstanding Awards under the Plan, to reflect such event. Any adjustment affecting an Award intended as Qualified Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.

        11.2    Change of Control.    Except as may otherwise be provided in any Award Agreement or any other written agreement entered into by and between the Company and a Participant, if a Change of Control occurs and a Participant's Options, Restricted Stock or Stock Appreciation Rights are not converted, assumed, or replaced by a successor, such Awards shall become fully exercisable and all forfeiture restrictions on such Awards shall lapse; and provided such Change of Control is a change in the ownership or effective control of the Company or in the ownership of or a substantial portion of the assets of the Company within the meaning of Section 409A of the Code, then all Restricted Stock Units, Deferred Stock, and Performance Stock shall become deliverable upon the Change of Control. Upon, or in anticipation of, a Change of Control, the Committee may in its sole discretion provide for (a) any and all Awards outstanding hereunder to terminate at a specific time in the future and shall give each Participant the right to exercise such Awards during a period of time as the Committee shall determine, (b) the purchase of any Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Participant's rights had such Award been currently exercisable or payable or fully vested (and, for the avoidance of doubt, if as of such date the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant's rights, then such Award may be terminated by the Company without payment), (c) the replacement of such Award with other rights or property selected by the Committee in its sole discretion, (d) the assumption of or substitution of such Award by the successor or surviving corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, (e) the acceleration of vesting or payment of any Award, notwithstanding anything to the contrary in any Award Agreement, or (f) payment of Awards in cash, as determined with reference to the value of Stock on the date of the Change of Control plus reasonable interest on the Award through the date such Award would otherwise be vested or have been paid in accordance with its original terms, if necessary to comply with Section 409A of the Code.

        11.3    Outstanding Awards—Certain Mergers.    Subject to any required action by the stockholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Stock receive securities of another corporation), each Award outstanding on the date of such merger or consolidation shall pertain to and apply to the securities that a holder of the number of shares of Stock subject to such Award would have received in such merger or consolidation.

        11.4    Outstanding Awards—Other Changes.    In the event of any other change in the capitalization of the Company or corporate change other than those specifically referred to in this Article 11, the Committee may, in its absolute discretion, make such adjustments in the number and kind of shares or other securities subject to Awards outstanding on the date on which such change occurs and in the per share grant or exercise price of each Award as the Committee may consider appropriate to prevent dilution or enlargement of rights.

        11.5    No Other Rights.    Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Committee under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the grant or exercise price of any Award.

ARTICLE 12
ADMINISTRATION

        12.1    Committee.    The Plan shall be administered by the Compensation Committee of the Board; provided, however that the Compensation Committee may delegate to a committee of one or more members of the Board the authority to grant or amend Awards to Participants other than (a) senior executives of the Company who are subject to Section 16 of the Exchange Act or (b) Covered Employees. The Committee shall consist of at least two individuals, each of whom qualifies as (x) a Non-Employee Director, (y) an "outside director" pursuant to Code Section 162(m) and the regulations issued thereunder and (z) an "independent director" under the rules of the New York Stock Exchange (or other principal securities market on which shares of Stock are traded). Reference to the Committee shall refer to the Board if the Compensation Committee ceases to exist and the Board does not appoint a successor Committee. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Independent Directors and for purposes of such Awards the term "Committee" as used in this Plan shall be deemed to refer to the Board.

        12.2    Action by the Committee.    A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by a majority of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

        12.3    Authority of Committee.    Subject to any specific designation in the Plan, the Committee has the exclusive power, authority and discretion to:

    (a)
    Designate Participants to receive Awards;

    (b)
    Determine the type or types of Awards to be granted to each Participant;

    (c)
    Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

    (d)
    Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Committee in its sole discretion determines;

    (e)
    Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

    (f)
    Prescribe the form of each Award Agreement, which need not be identical for each Participant;

    (g)
    Decide all other matters that must be determined in connection with an Award;

    (h)
    Establish, adopt, or revise any Rules, Policies and Procedures as it may deem necessary or advisable to administer the Plan;

    (i)
    Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement;

    (j)
    Suspend the right to exercise Options or Stock Appreciation Rights during any blackout period that is necessary or desirable to comply with the requirements of the securities laws, and to extend the period of exercise by an equivalent period of time; and

    (k)
    Make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.

        12.4    Decisions Binding.    The Committee's interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

ARTICLE 13
EFFECTIVE AND EXPIRATION DATE

        13.1    Effective Date.    The Plan is effective as of the date the Plan is approved by the Company's stockholders (the "Effective Date"). The Plan will be deemed to be approved by the stockholders if it receives the affirmative vote of the holders of a majority of the shares of Stock of the Company present or represented and entitled to vote at a meeting duly held in accordance with the applicable provisions of the Company's Bylaws.

        13.2    Expiration Date.    The Plan will expire on, and no Award may be granted pursuant to the Plan after, the tenth anniversary of the Effective Date. Any Awards that are outstanding on the tenth anniversary of the Effective Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.

ARTICLE 14
AMENDMENT, MODIFICATION, AND TERMINATION

        14.1    Amendment, Modification, and Termination.    Subject to Section 15.14, with the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan; provided, however, that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) stockholder approval is required for any amendment to the Plan that (i) increases the number of shares available under the Plan (other than any adjustment as provided by Article 11), (ii) permits the Committee to grant Options with an exercise price that is below Fair Market Value on the date of grant, (iii) permits the Committee to extend the exercise period for an Option beyond ten years from the date of grant, or (iv) results in a material increase in benefits or a change in eligibility requirements.

        14.2    Awards Previously Granted.    Except with respect to amendments made pursuant to Section 15.14, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant.

ARTICLE 15
GENERAL PROVISIONS

        15.1    No Rights to Awards.    No Participant, Employee, or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee is obligated to treat Participants, Employees, and other persons uniformly.

        15.2    No Stockholder Rights.    No Award gives the Participant any of the rights of a stockholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

        15.3    Withholding.    The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant's employment tax obligations) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan. The Committee may in its discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company withhold shares of Stock otherwise issuable under an Award (or allow the return of shares of Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Participant of such Award within six months after such shares of Stock were acquired by the Participant from the Company) in order to satisfy the Participant's federal, state, local and foreign income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

        15.4    No Right to Employment or Services.    Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Subsidiary.

        15.5    Unfunded Status of Awards.    The Plan is intended to be an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

        15.6    Indemnification.    To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

        15.7    Relationship to other Benefits.    No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary, except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

        15.8    Expenses.    The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

        15.9    Titles and Headings.    The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

        15.10    Fractional Shares.    No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

        15.11    Limitations Applicable to Section 16 Persons.    Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemption under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 under the Exchange Act) that are requirements for the application of such exemption. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemption.

        15.12    Government and Other Regulations.    The obligation of the Company to make payment of Awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register pursuant to the Securities Act of 1933, as amended, any of the shares of Stock paid pursuant to the Plan. If the shares paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act of 1933, as amended, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

        15.13    Governing Law.    The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.

        15.14    Compliance with Section 409A of the Code.    To the extent that the Committee determines that any Award granted under the Plan is subject to Section 409A of the Code, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder. The Committee may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to either (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance. For purposes of determining whether any payment made pursuant to the Plan results in a "deferral of compensation" within the meaning of Section 409A of the Code, the Company shall maximize the exemptions described in such section, as applicable. Moreover, any reference to a "termination of employment," "severance from employment" or similar term or phrase shall be interpreted as a "separation from service" within the meaning of Section 409A and the regulations issued thereunder. If any deferred compensation payment is payable upon separation from service and is required to be delayed pursuant to Section 409A(a)(2)(B) because a Participant is a "specified employee," then payment of such amount shall be delayed for a period of six months.

* * * * *

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Date Signature (Joint Owners) Date Signature [PLEASE SIGN WITHIN BOX] VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. COMPASS MINERALS INTERNATIONAL, INC. 9900 WEST 109th ST., SUITE 100 OVERLAND PARK, KS 66210 M83766-P59875-Z64808 COMPASS MINERALS INTERNATIONAL, INC. The Board of Directors recommends you vote FOR each of the following: Against Abstain For 1. Election of Directors ! ! ! (1a) David J. D'Antoni ! ! ! (1b) Allan R. Rothwell For Against Abstain The Board of Directors recommends you vote FOR proposals 2, 3 and 4: ! ! ! 2. Advisory vote to approve named executive compensation. ! ! ! 3. Approve the Compass Minerals International, Inc. 2015 Incentive Award Plan. ! ! ! 4. Ratify the appointment of Ernst & Young LLP as Compass Minerals' independent registered accounting firm for fiscal year 2015. In their discretion, the named proxies are authorized to vote on any other business properly brought before the meeting and any adjournments or postponements thereof. ! For address changes and/or comments, please check this box and write them on the back where indicated. ! ! Please indicate if you plan to attend this meeting. Yes No Please sign exactly as your name or names appear on the certificate and mail this proxy promptly in the enclosed postage-paid envelope. When signing in representative capacity, insert title and attach papers showing authority unless already on file with the Company.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and 10-K are available at www.proxyvote.com. M83767-P59875-Z64808 COMPASS MINERALS INTERNATIONAL, INC. Annual Meeting of Stockholders May 6, 2015 9:00 AM This proxy is solicited by the Board of Directors The undersigned hereby appoints MATTHEW J. FOULSTON, ERIC FORD, and PAUL WILLIAMS and each of them with full power of substitution, proxies of the undersigned to vote the shares of common stock of Compass Minerals International, Inc., at the Company's Annual Meeting of Stockholders to be held at the Company's corporate offices, 9900 West 109th Street, Overland Park, Kansas 66210 on Wednesday, May 6, 2015, at 9:00 a.m. local time, and at any postponements or adjournments thereof. Without limiting the authority granted herein, the above named proxies are expressly authorized to vote as directed by the undersigned as to those matters set forth on the reverse side hereof and in their discretion on all other matters that are properly brought before the annual meeting. If more than one of the above named proxies shall be present in person or by substitution at such meeting or at any postponement or adjournment thereof, the majority of said proxies so present and voting, either in person or by substitution, shall exercise all of the powers hereby given. The undersigned hereby revokes any proxy heretofore given to vote at such meeting. This proxy when properly executed will be voted in the manner directed herein by the undersigned. If no direction is given, this proxy will be voted FOR each of the nominees, FOR Proposal 2, FOR Proposal 3 and FOR Proposal 4. Address Changes/Comments: _______________________________________________________________________________ ________________________________________________________________________________________________________ (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. COMPASS MINERALS INTERNATIONAL, INC. 9900 WEST 109th ST., SUITE 100 OVERLAND PARK, KS 66210 M83768-P59875-Z64808 COMPASS MINERALS INTERNATIONAL, INC. The Board of Directors recommends you vote FOR each of the following: Abstain For Against 1. Election of Directors ! ! ! (1a) David J. D'Antoni ! ! ! (1b) Allan R. Rothwell The Board of Directors recommends you vote FOR proposals 2, 3 and 4: For Against Abstain ! ! ! 2. Advisory vote to approve named executive compensation. ! ! ! 3. Approve the Compass Minerals International, Inc. 2015 Incentive Award Plan. ! ! ! 4. Ratify the appointment of Ernst & Young LLP as Compass Minerals' independent registered accounting firm for fiscal year 2015. In their discretion, the named proxies are authorized to vote on any other business properly brought before the meeting and any adjournments or postponements thereof. ! For address changes and/or comments, please check this box and write them on the back where indicated. ! ! Please indicate if you plan to attend this meeting. No Yes Please sign exactly as your name or names appear on the certificate and mail this proxy promptly in the enclosed postage-paid envelope. When signing in representative capacity, insert title and attach papers showing authority unless already on file with the Company.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and 10-K are available at www.proxyvote.com. M83769-P59875-Z64808 COMPASS MINERALS INTERNATIONAL, INC. Annual Meeting of Stockholders May 6, 2015 9:00 AM VOTING INSTRUCTIONS - COMPASS MINERALS INTERNATIONAL, INC. CONFIDENTIAL VOTING INSTRUCTIONS TO FIDELITY MANAGEMENT TRUST COMPANY AS TRUSTEE UNDER THE COMPASS MINERALS INTERNATIONAL, INC. SAVINGS PLAN This voting instruction card is solicited by the Trustee. I hereby direct that the voting rights pertaining to common stock of Compass Minerals International, Inc. held by the Trustee and allocated to my account shall be exercised at the Annual Meeting of Stockholders to be held on May 6, 2015, or any adjournment thereof, as specified hereon and in its discretion on all other matters that are properly brought before the Annual Meeting of Stockholders and matters incidental to such meeting. I understand that if the voting instruction card is not returned, or if I do not vote the shares via the telephone or Internet by May 1, 2015, the Trustee cannot vote the shares allocated to my account. IMPORTANT: PLEASE SIGN, DATE AND RETURN THE VOTING INSTRUCTION CARD BEFORE THE DATE OF THE ANNUAL MEETING IN THE ENCLOSED ENVELOPE. DO NOT RETURN THIS CARD TO COMPASS MINERALS INTERNATIONAL, INC. AS YOUR VOTE IS CONFIDENTIAL. Address Changes/Comments: _______________________________________________________________________________ ________________________________________________________________________________________________________ (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on May 6, 2015 Meeting Information COMPASS MINERALS INTERNATIONAL, INC. Meeting Type: Annual Meeting For holders as of: March 9, 2015 Date: May 6, 2015 Time: 9:00 AM CDT Location: Compass Minerals International, Inc. 9900 West 109th Street Overland Park, Kansas 66210 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. COMPASS MINERALS INTERNATIONAL, INC. 9900 WEST 109TH ST., SUITE 100 OVERLAND PARK, KS 66210 M83771-P59875-Z64808 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT 10-K How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . XXXX XXXX XXXX XXXX . XXXX XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 22, 2015 to facilitate timely delivery. How To Vote M83772-P59875-Z64808 Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot and provide applicable documentation to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. . XXXX XXXX XXXX XXXX

Voting Items The Board of Directors recommends you vote FOR the following: 1. Election of Directors (1a) David J. D'Antoni (1b) Allan R. Rothwell The Board of Directors recommends you vote FOR proposals 2, 3 and 4: 2. Advisory vote to approve named executive compensation. 3. Approve the Compass Minerals International, Inc. 2015 Incentive Award Plan. 4. Ratify the appointment of Ernst & Young LLP as Compass Minerals' independent registered accounting firm for fiscal year 2015. In their discretion, the named proxies are authorized to vote on any other business properly brought before the meeting and any adjournments or postponements thereof. M83773-P59875-Z64808

M83774-P59875-Z64808